As filed with the Securities and Exchange Commission on July 31, 1997.


                                                      1933 Act File No. 33-37971
                                                      1940 Act File No. 811-6223

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549
                            -------------------------
                                    FORM N-lA


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]
                                    Pre-Effective Amendment No:              [ ]
                                                                ----
                                    Post-Effective Amendment No: 10          [X]
                                                                ----

                                       and


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]
                                    Amendment No: 11
                                                 ---


                         LEGG MASON TAX-FREE INCOME FUND

               (Exact Name of Registrant as Specified in Charter)

                            111 South Calvert Street
                            Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (410) 539-0000

                                   Copies to:

CHARLES A. BACIGALUPO                               ARTHUR C. DELIBERT, ESQ.
111 South Calvert Street                            Kirkpatrick & Lockhart LLP
Baltimore, Maryland 21202                           1800 Massachusetts Ave., NW
(Name and Address of                                Second Floor
  Agent for Service)                                Washington, D.C.  20036-1800

It is proposed that this filing will become effective:


[ ] immediately upon filing pursuant to Rule 485(b)
[X] on July 31 , 1997 pursuant to Rule 485(b)
[ ] 60 days after filing pursuant to Rule 485(a)(i)
[ ] on __________, 1997 pursuant to Rule 485(a)(i)
[ ] 75 days after filing pursuant to Rule 485(a)(ii)
[ ] on __________, 1997 pursuant to Rule 485(a)(ii)


If appropriate, check the following box:

[___] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940 and filed the notice required by such Rule for its most recent fiscal year on May 30, 1997.

                         Legg Mason Tax-Free Income Fund

                       Contents of Registration Statement

This registration statement consists of the following papers and documents.

Cover Sheet

Table of Contents

Cross Reference Sheets

Legg Mason Maryland Tax-Free Income Trust - Primary Shares
Legg Mason Pennsylvania Tax-Free Income Trust - Primary Shares
Legg Mason Tax-Free Intermediate-Term Income Trust - Primary Shares
-------------------------------------------------------------------
Part A - Prospectus

Navigator Maryland Tax-Free Income Trust
Navigator Pennsylvania Tax-Free Income Trust
Navigator Tax-Free Intermediate-Term Income Trust
-------------------------------------------------
Part A - Prospectus

Legg Mason Maryland Tax-Free Income Trust
Legg Mason Pennsylvania Tax-Free Income Trust
Legg Mason Tax-Free Intermediate-Term Income Trust
(Primary Shares and Navigator Shares)
-------------------------------------
Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

                        Legg Mason Tax-Free Income Fund:
           Legg Mason Maryland Tax-Free Income Trust - Primary Shares
         Legg Mason Pennsylvania Tax-Free Income Trust - Primary Shares
       Legg Mason Tax-Free Intermediate-Term Income Trust - Primary Shares
                         Form N-1A Cross Reference Sheet
                         -------------------------------

Part A Item No.          Prospectus Caption
---------------          ------------------

            1            Cover Page

            2            Prospectus Highlights;
                         Expenses

            3            Performance Information

            4            Investment Objectives and Policies;
                         Investment Techniques;
                         Description of the Trust and Its Shares

            5            Expenses;
                         The Funds' Management and Investment
                                  Adviser;
                         The Funds' Distributor

            6            Prospectus Highlights;
                         Dividends and Other Distributions;
                         Shareholder Services;
                         Taxes; How Your Shareholder Account is
                         Maintained;Description of the Trust and Its
                                  Shares

            7            How You Can Invest In the Funds;
                         How Your Shareholder Account Is
                                  Maintained;
                         How Net Asset Value Is Determined;
                         The Funds' Distributor

            8            How You Can Redeem Your Primary Shares

            9            Not Applicable

                        Legg Mason Tax-Free Income Fund:
                    Navigator Maryland Tax-Free Income Trust
                  Navigator Pennsylvania Tax-Free Income Trust
                Navigator Tax-Free Intermediate-Term Income Trust
                         Form N-1A Cross Reference Sheet
                         -------------------------------

Part A Item No.          Prospectus Caption
---------------          ------------------

            1            Cover Page

            2            Expenses

            3            Performance Information

            4            Investment Objectives and Policies;
                         Investment Techniques;
                         Description of the Trust and Its Shares

            5            Expenses;
                         The Funds' Management and Investment Adviser; The Funds' Distributor

            6            Dividends and Other Distributions;
                         Shareholder Services;
                         Taxes; How Your Shareholder Account is Maintained; Description of the Trust and Its Shares

            7            How To Purchase and Redeem Shares;
                         How Your Shareholder Accounts Are Maintained; How Net Asset Value Is Determined;
                         The Funds' Distributor

            8            How To Purchase and Redeem Shares

            9            Not Applicable

                         Legg Mason Tax-Free Income Fund
                    Legg Mason Maryland Tax-Free Income Trust
                  Legg Mason Pennsylvania Tax-Free Income Trust
               Legg Mason Tax-Free Intermediate-Term Income Trust
                      (Primary Shares and Navigator Shares)
                         Form N-1A Cross Reference Sheet
                         -------------------------------

                         Statement of Additional
Part B Item No.            Information Caption
---------------          -----------------------

            10           Cover Page

            11           Table of Contents

            12           Not Applicable

            13           Additional Information About Investment Limitations and
                                  Policies;
                         Portfolio Transactions and Brokerage

            14           The Trust's Trustees and Officers

            15           The Trust's Trustees and Officers

            16           The Funds' Investment Adviser;
                         The Funds' Distributor;
                         The Trust's Independent Accountants;
                         The Trust's Custodian and Transfer and Dividend-
                                  Disbursing Agent

            17           Portfolio Transactions and Brokerage

            18           Not Applicable

            19           Valuation of Fund Shares;
                         Additional Purchase and Redemption Information

            20           Additional Tax Information;

            21           Portfolio Transactions and Brokerage;
                         The Funds' Distributor

            22           Performance Information

            23           Financial Statements

TABLE OF CONTENTS
      Prospectus Highlights                                                    2
      Expenses                                                                 4
      Financial Highlights                                                     6

      Performance Information                                                  7
      Who Should Invest                                                        7
      Investment Objectives and Policies                                       8
      Investment Techniques                                                   12
      How You Can Invest in the Funds                                         14
      How Your Shareholder Account is Maintained                              16
      How You Can Redeem Your Primary Shares                                  16
      How Net Asset Value is Determined                                       17
      Dividends and Other Distributions                                       18
      Taxes                                                                   18
      Shareholder Services                                                    20
      The Fund's Management and Investment Adviser                            21
      The Fund's Distributor                                                  22
      The Funds' Custodian and Transfer Agent                                 23
      Description of the Trust and its Shares                                 23

ADDRESSES
DISTRIBUTOR:
      Legg Mason Wood Walker, Inc.
      111 South Calvert Street
      P.O. Box 1476, Baltimore, MD 21203-1476
      410 (Bullet) 539 (Bullet) 0000    800 (Bullet) 822 (Bullet) 5544
TRANSFER AND SHAREHOLDER SERVICING AGENT:
      Boston Financial Data Services
      P.O. Box 953
      Boston, MA 02103
COUNSEL:
      Kirkpatrick & Lockhart LLP
      1800 Massachusetts Ave., N.W.
      Washington, DC 20036
INDEPENDENT ACCOUNTANTS:

      Coopers & Lybrand L.L.P.
      217 East Redwood Street, Baltimore, Maryland 21202

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE PRINCIPAL UNDERWRITER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[Recyle Logo] PRINTED ON RECYCLED PAPER
LMF-038

                                   LEGG MASON
                                    TAX-FREE
                                     INCOME
                                     FUNDS

                               MARYLAND TAX-FREE
                             PENNSYLVANIA TAX-FREE
                             TAX-FREE INTERMEDIATE

                                 PRIMARY SHARES

                           PUTTING YOUR FUTURE FIRST

                                   PROSPECTUS
                                 JULY 31, 1997

                            [Legg Mason Funds Logo]

     LEGG MASON TAX-FREE INCOME FUNDS -- PRIMARY SHARES
     LEGG MASON TAX-FREE INCOME FUND:
          LEGG MASON MARYLAND TAX-FREE INCOME TRUST
          LEGG MASON PENNSYLVANIA TAX-FREE INCOME TRUST
          LEGG MASON TAX-FREE INTERMEDIATE-TERM INCOME TRUST

         This Prospectus sets forth concisely the information about the funds that a prospective investor ought to know before investing. It should be read and retained for future reference. A Statement of Additional Information about the funds dated July 31, 1997 has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time to time, is incorporated herein by reference. The Statement of Additional Information is available without charge upon request from the funds' distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason") (address and telephone numbers listed below).


         Shares of Legg Mason Maryland Tax-Free Income Trust qualify for sale to investors only in the States of Maryland, Delaware, Florida, New Jersey, Pennsylvania, Texas, Virginia, West Virginia, Wyoming and the District of Columbia. Shares of Legg Mason Pennsylvania Tax-Free Income Trust qualify for sale to investors only in the States of Pennsylvania, Delaware, Florida, Maryland, New Jersey, New York, Ohio, West Virginia, Wyoming and the District of Columbia. These Funds are not being offered for sale to investors in any other State.


         MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
     PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                   PROSPECTUS
                                 July 31, 1997


                      Legg Mason Wood Walker, Incorporated
                            111 South Calvert Street
                                 P.O. Box 1476
                            Baltimore, MD 21203-1476
                         410 (Bullet) 539 (Bullet) 0000
                         800 (Bullet) 822 (Bullet) 5544

     PROSPECTUS HIGHLIGHTS
          The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus and in the Statement of Additional Information.
          The Legg Mason Tax-Free Income Fund ("Trust") is an open-end management investment company which currently offers three series.
          The LEGG MASON MARYLAND TAX-FREE INCOME TRUST ("Maryland Tax-Free"), is a non-diversified, professionally managed portfolio seeking a high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital.
          The LEGG MASON PENNSYLVANIA TAX-FREE INCOME TRUST ("Pennsylvania Tax-Free") is a non-diversified, professionally managed portfolio seeking a high level of current income exempt from federal income tax and Pennsylvania personal income tax, consistent with prudent investment risk and preservation of capital.
          The LEGG MASON TAX-FREE INTERMEDIATE-TERM INCOME TRUST ("Tax-Free Intermediate") is a non-diversified, professionally managed portfolio seeking a high level of current income exempt from federal income tax, consistent with prudent investment risk.

          In attempting to achieve Maryland Tax-Free's objective, the investment adviser, Legg Mason Fund Adviser, Inc. ("Adviser"), invests primarily in debt instruments issued by or on behalf of the State of Maryland, its political subdivisions, municipalities, agencies, instrumentalities or public authorities, the interest on which, in the opinion of counsel to the issuer, is exempt from federal and Maryland state and local income taxes ("Maryland municipal obligations") and which are investment grade, I.E., securities rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P") or Fitch Investors Service, Inc. ("Fitch") or, if unrated by Moody's, S&P or Fitch ("unrated securities") deemed by the Adviser to be of comparable quality. Maryland Tax-Free also may engage in hedging transactions.


          In attempting to achieve Pennsylvania Tax-Free's objective, the Adviser invests primarily in debt instruments issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, municipalities, agencies, instrumentalities or public authorities, the interest on which, in the opinion of counsel to the issuer, is exempt from federal income tax and Pennsylvania personal income tax ("Pennsylvania municipal obligations") and which are rated investment grade by Moody's, S&P or Fitch or unrated securities deemed by the Adviser to be of comparable quality. Pennsylvania Tax-Free's shares are exempt from Pennsylvania county personal property tax to the extent that it invests in Pennsylvania municipal obligations. Pennsylvania Tax-Free also may engage in hedging transactions.


          In attempting to achieve Tax-Free Intermediate's objective, the Adviser invests primarily in debt instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of counsel to the issuer, is exempt from federal income tax and which are rated investment grade by Moody's, S&P or Fitch or unrated securities deemed by the Adviser to be of comparable quality. Tax-Free Intermediate also may engage in hedging transactions.

INVESTMENT TECHNIQUES AND RISKS:

          There can be no assurance that Maryland Tax-Free, Pennsylvania Tax-Free and Tax-Free Intermediate (each a "Fund") will achieve their respective objective. The value of the debt instruments held by any Fund, and thus the net asset value of Fund shares, generally fluctuates inversely with movements in interest rates. Under normal circumstances, Maryland Tax-Free's and Pennsylvania Tax-Free's dollar-weighted average maturities are expected to be between 12 and 24 years and Tax-Free Intermediate's dollar-weighted average maturity is expected to be between 2 and 10 years; therefore, the net asset value of the Funds' shares will be more sensitive to interest rate movements and will fluctuate more than a portfolio of shorter-term securities. Additionally, changes in economic conditions in, or governmental policies of, the

      State of Maryland (with respect to Maryland Tax-Free), the Commonwealth of Pennsylvania (with respect to Pennsylvania Tax-Free) and the various states and municipalities (with respect to Tax-Free Intermediate) could have a significant impact on the performance of the Funds. As non-diversified series, the Funds may be subject to greater risk with respect to their portfolio securities than investment companies that have a broader range of investments, because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in a Fund's total return and the price of a Fund's shares. Moody's considers those securities rated in its fourth highest category (I.E., Baa) to have speculative characteristics. A Fund's participation in hedging and option strategies also involves certain investment risks and transaction costs. See "Yield and Risk Factors" and "Investment Techniques," pages 12-16.
DISTRIBUTOR:
          Legg Mason Wood Walker, Incorporated
INVESTMENT ADVISER:
          Legg Mason Fund Adviser, Inc.
EXCHANGE PRIVILEGE:
          All funds in the Legg Mason Family of Funds. See "Exchange Privilege," page 23.
DIVIDENDS:
          Declared daily and paid monthly. See "Dividends and Other Distributions," page 20.
REINVESTMENT:
          All dividends and other distributions are automatically reinvested in Primary Shares unless cash payments are requested.
PURCHASE METHODS:

          Send bank/personal check or wire federal funds. There is a $1,000 minimum, generally for initial purchases, and a $100 minimum, generally for subsequent purchases. Lower minimums for initial and subsequent purchases apply for automatic investments. See "How You Can Invest in the Funds," page 16. Larger purchases may be eligible for reduced initial sales charges, as may purchases pursuant to a Letter of Intention as described on page 18.

REDEMPTION METHODS:

          Redeem by calling your Legg Mason or affiliated financial advisor or redeem by mail. See "How You Can Redeem Your Primary Shares," page 19.

PUBLIC OFFERING PRICE PER SHARE:

          Net asset value plus any applicable sales charge (maximum sales charge is 2.75% of public offering price for Maryland Tax-Free and Pennsylvania Tax-Free; maximum sales charge is 2.00% of public offering price for Tax-Free Intermediate). With respect to Tax-Free Intermediate, the front-end sales charge will be waived for all purchases made through July 31, 1998.

     EXPENSES

          The purpose of the following tables is to assist an investor in understanding the various costs and expenses that an investor in Primary Shares of a Fund will bear directly or indirectly. The expenses and fees set forth below are based on average net assets and annual Fund operating expenses related to Primary Shares for the year ended March 31, 1997.

      SHAREHOLDER TRANSACTION EXPENSES FOR EACH
        FUND
      Maximum sales charge on purchases
        (as a percentage of offering price):
      Maryland Tax-Free and Pennsylvania Tax-Free     2.75%(A)
      Tax-Free Intermediate                           2.00%(A,B)
      Sales charge on reinvested dividends             None
      Redemption or exchange fees                      None

      ANNUAL FUND OPERATING EXPENSES -- PRIMARY SHARES (C)
      (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                        MARYLAND  PENNSYLVANIA    TAX-FREE
                        TAX-FREE    TAX-FREE    INTERMEDIATE
                        ------------------------------------
      Management fees
        (after fee
        waivers)          0.26%       0.18%         0.11%
      12b-1 fees          0.25%       0.25%         0.25%
      Other expenses(D)   0.16%       0.24%         0.31%
      Total operating
        expenses (after
        fee waivers)(D)   0.67%       0.67%         0.67%

      (A) See "How You Can Invest In The Funds," page 16, for additional information concerning volume reductions, sales charge waivers and reduced sales charge purchase plans.

      (B) Effective August 1, 1995 through July 31, 1998, the sales charge on Tax-Free Intermediate will be waived for all new accounts and subsequent investments into existing accounts. After July 31, 1998, any exchanges of these shares will be subject to the full sales charge, if any, since no sales charge will be paid on shares purchased during this period.

      (C) Pursuant to a voluntary expense limitation, the Adviser and Legg Mason have agreed to waive management and 12b-1 fees such that total operating expenses relating to Primary Shares (exclusive of taxes, interest, brokerage fees, and extraordinary expenses) will not exceed annual rates of 0.70% of average daily net assets of each Fund until July 31, 1998 or until Maryland Tax-Free's net assets reach $200 million, whichever occurs first; or until Pennsylvania Tax-Free's net assets reach $125 million, whichever occurs first; or until Tax-Free Intermediate's net assets reach $100 million, whichever occurs first. In the absence of such waivers, the expense ratios relating to Primary Shares of Maryland Tax-Free, Pennsylvania Tax-Free and Tax-Free Intermediate would be 0.96%, 1.04% and 1.11%, respectively.

      (D) Each Fund has entered into an arrangement with its custodian whereby uninvested cash balances generate credits used to reduce custodian expenses. Other expenses and Total operating expenses net of this reduction were as follows: for Maryland Tax-Free, 0.15% and 0.66%, respectively, of the Fund's average net assets; for Pennsylvania Tax-Free, 0.23% and 0.66%, respectively, of the Fund's average net assets; and for Tax-Free Intermediate, 0.30% and 0.66%, respectively, of the Fund's average net assets.

      EXAMPLE

          The following examples illustrate the expenses that you would pay on a $1,000 investment in Primary Shares over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Funds charge no redemption fees of any kind.


                                1      3       5       10
                              YEAR   YEARS   YEARS   YEARS
                              ----------------------------
Maryland Tax-Free              $34    $48     $64     $109
Pennsylvania Tax-Free          $34    $48     $64     $109
Tax-Free Intermediate:
  Assuming the maximum
    initial 2% sales charge    $27    $41     $57     $102
  Assuming no initial sales
    charge                     $ 7    $21     $37     $ 83


          This example assumes that the maximum initial sales charge (2.75% with respect to Maryland Tax-Free and Pennsylvania Tax-Free; 2.00% with respect to Tax-Free Intermediate) is deducted at the time of purchase, that the percentage amounts listed under "Annual Fund Operating Expenses" remain the same over the time periods shown and that all dividends and capital gain distributions are reinvested in additional Fund shares. If the waivers are not extended beyond July 31, 1998, the expense figures in the examples will be higher.

          The above tables and the assumption in the examples of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. THE ASSUMED 5% ANNUAL RETURN IS NOT A PREDICTION OF, AND DOES NOT REPRESENT, THE PROJECTED OR ACTUAL PERFORMANCE OF PRIMARY SHARES OF
4

      THE FUNDS. THE TABLES AND EXAMPLE NOTED ON THE PREVIOUS PAGE SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The actual expenses attributable to Primary Shares will depend upon, among other things, the level of average net assets, the levels of sales and redemptions of shares, the extent to which the Adviser and Legg Mason waive their fees and the extent to which Primary Shares incur variable expenses, such as transfer agency costs.


          Because each Fund pays a 12b-1 fee with respect to Primary Shares, long-term investors in Primary Shares may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). For further information concerning Fund expenses, see "The Fund's Management and Investment Adviser," page 24.

     FINANCIAL HIGHLIGHTS

         The financial information in the table that follows has been audited by Coopers & Lybrand L.L.P., independent accountants. Each Fund's financial statements for the year ended March 31, 1997 and the report of Coopers & Lybrand L.L.P. thereon are included in the combined annual report and are incorporated by reference into the Statement of Additional Information. The annual report is available to shareholders without charge by calling your Legg Mason or affiliated financial advisor or Legg Mason's Funds Marketing Department at 800-822-5544.


                                    Investment Operations                      Distributions From:
                           ----------------------------------------   --------------------------------------
                  Net                                                                             In Excess
                 Asset        Net        Net Realized      Total                       Net         of Net
                Value,     Investment   and Unrealized      From         Net        Realized      Realized
               Beginning     Income     Gain (Loss) on   Investment   Investment     Gain on       Gain on         Total
                of Year      (Loss)      Investments     Operations     Income     Investments   Investments   Distributions
               -------------------------------------------------------------------------------------------------------------
MARYLAND TAX-FREE INCOME TRUST
      Years Ended Mar. 31,
      1997      $ 16.07      $  .83(D)      $ (.09)        $  .74       $ (.83)      $  (.07)      $    --        $  (.90)
      1996        15.87         .86(D)         .25           1.11         (.86)         (.05)           --           (.91)
      1995        15.69         .83(D)         .18           1.01         (.83)           --            --           (.83)
      1994        15.97         .84(D)        (.27)           .57         (.84)           --          (.01)          (.85)
      1993        15.03         .88(D)         .95           1.83         (.88)         (.01)           --           (.89)
      1992(G)     14.70         .82(D)         .33           1.15         (.82)           --            --           (.82)
PENNSYLVANIA TAX-FREE INCOME TRUST
      Years Ended Mar. 31,
      1997      $ 16.10      $  .83(E)      $ (.11)        $  .72       $ (.83)      $  (.19)           --        $ (1.02)
      1996        16.02         .89(E)         .15           1.04         (.89)         (.07)           --           (.96)
      1995        15.80         .85(E)         .22           1.07         (.85)           --            --           (.85)
      1994        16.03         .86(E)        (.23)           .63         (.86)           --            --           (.86)
      1993        14.99         .91(E)        1.04           1.95         (.91)           --            --           (.91)
      1992(G)     14.70         .63(E)         .29            .92         (.63)           --            --           (.63)
TAX-FREE INTERMEDIATE-TERM INCOME TRUST
      Years Ended Mar. 31,
      1997      $ 15.34      $  .68(F)      $ (.12)        $  .56       $ (.68)      $    --            --        $  (.68)
      1996        15.06         .68(F)         .28            .96         (.68)           --            --           (.68)
      1995        14.96         .72(F)         .10            .82         (.72)           --            --           (.72)
      1994        15.06         .70(F)        (.09)           .61         (.70)         (.01)           --           (.71)
      1993(G)     14.70         .28(F)         .36            .64         (.28)           --            --           (.28)

                                                              Ratios/Supplemental Data
                                --------------------------------------------------------------------------------------
                    Net                                                         Net
                   Asset                        Total           Net         Investment                    Net Assets
                  Value,                      Expenses       Expenses      Income (Loss)    Portfolio       End of
                  End of         Total       to Average     to Average      to Average      Turnover         Year
                   Year         Return(A)    Net Assets(B)  Net Assets(C)   Net Assets        Rate      (in thousands)
                  ----------------------------------------------------------------------------------------------------
MARYLAND TAX-FREE INCOME TRUST
      Years Ended Mar. 31,
      1997        $ 15.91         4.73%         .67%(D)          .66%(D)         5.18%(D)      6.0%        $145,974
      1996          16.07         7.11%         .59%(D)          .58%(D)         5.29%(D)     14.1%         146,645
      1995          15.87         6.60%          --              .54%(D)         5.32%(D)      9.5%         142,314
      1994          15.69         3.51%          --              .46%(D)         5.10%(D)      6.6%         145,578
      1993          15.97        12.47%          --              .40%(D)         5.61%(D)       --          128,566
      1992(G)       15.03         8.04%(H)       --              .18%(D)         5.91%(D)      5.4%(I)       83,052
PENNSYLVANIA TAX-FREE INCOME TRUST
      Years Ended Mar. 31,
      1997        $ 15.80         4.61%         .67%(E)          .66%(E)         5.20%(E)     13.6%        $ 64,875
      1996          16.10         6.52%         .54%(E)          .53%(E)         5.42%(E)     17.2%          65,275
      1995          16.02         7.03%          --              .49%(E)         5.42%(E)      2.1%          63,929
      1994          15.80         3.81%          --              .40%(E)         5.16%(E)       --           62,904
      1993          16.03        13.31%          --              .32%(E)         5.74%(E)       --           49,959
      1992(G)       14.99         6.36%(H)       --              .12%(E)         6.11%(E)       --           28,873
TAX-FREE INTERMEDIATE-TERM INCOME TRUST
      Years Ended Mar. 31,
      1997        $ 15.22         3.71%         .67%(F)          .66%(F)         4.43%(F)      8.9%        $ 54,736
      1996          15.34         6.47%         .57%(F)          .56%(F)         4.41%(F)       --           60,042
      1995          15.06         5.65%          --              .34%(F)         4.83%(F)     24.8%          48,837
      1994          14.96         3.99%          --              .30%(F)         4.44%(F)      6.6%          54,032
      1993(G)       15.06         4.35%(H)       --              .20%(F,I)       4.71%(F,I)     --           37,138


   (A) EXCLUDING SALES CHARGE.

   (B) PURSUANT TO SECURITIES AND EXCHANGE COMMISSION REGULATIONS EFFECTIVE DECEMBER 31, 1995, THIS RATIO REFLECTS TOTAL EXPENSES BEFORE COMPENSATING BALANCE CREDITS. PREVIOUSLY, CREDITS WERE INCLUDED IN THE RATIO.

   (C) THIS RATIO REFLECTS TOTAL EXPENSES REDUCED BY THE IMPACT OF COMPENSATING BALANCE CREDITS.

   (D) NET OF FEES WAIVED AND REIMBURSEMENTS MADE BY THE ADVISER IN EXCESS OF VOLUNTARY EXPENSE LIMITATIONS AS FOLLOWS: 0.35% OF AVERAGE DAILY NET ASSETS UNTIL JUNE 30, 1992; 0.40% UNTIL DECEMBER 31, 1992; 0.45% UNTIL DECEMBER 31, 1993; 0.50% UNTIL JUNE 30, 1994; 0.55% UNTIL JULY 31, 1995;
       0.60% UNTIL MARCH 31, 1996; 0.65% UNTIL DECEMBER 31, 1996 AND 0.70%
       THROUGH JULY 31, 1998.

   (E) NET OF FEES WAIVED AND REIMBURSEMENTS MADE BY THE ADVISER IN EXCESS OF VOLUNTARY EXPENSE LIMITATIONS AS FOLLOWS: 0.25% OF AVERAGE DAILY NET ASSETS UNTIL JUNE 30, 1992; 0.30% UNTIL SEPTEMBER 30, 1992; 0.35% UNTIL JULY 31, 1993; 0.40% UNTIL DECEMBER 31, 1993; 0.45% UNTIL JUNE 30, 1994;
       0.50% UNTIL JULY 31, 1995; 0.55% UNTIL MARCH 31, 1996; 0.65% UNTIL
       DECEMBER 31, 1996 AND 0.70% THROUGH JULY 31, 1998.

   (F) NET OF FEES WAIVED AND REIMBURSEMENTS MADE BY THE ADVISER IN EXCESS OF VOLUNTARY EXPENSE LIMITATIONS AS FOLLOWS: 0.20% OF AVERAGE DAILY NET ASSETS UNTIL MARCH 31, 1993; 0.30% UNTIL JUNE 30, 1994; 0.35% UNTIL JULY 31, 1995; 0.65% UNTIL DECEMBER 31, 1996 AND 0.70% THROUGH JULY 31, 1998.

   (G) FOR THE PERIOD MAY 1, 1991 (COMMENCEMENT OF OPERATIONS OF MARYLAND TAX-FREE INCOME TRUST) TO MARCH 31, 1992. FOR THE PERIOD AUGUST 1, 1991 (COMMENCEMENT OF OPERATIONS OF PENNSYLVANIA TAX-FREE INCOME TRUST) TO MARCH 31, 1992. FOR THE PERIOD NOVEMBER 9, 1992 (COMMENCEMENT OF OPERATIONS OF TAX-FREE INTERMEDIATE-TERM INCOME TRUST) TO MARCH 31, 1993.

   (H) NOT ANNUALIZED

   (I) ANNUALIZED

     PERFORMANCE INFORMATION

          From time to time each Fund may quote the TOTAL RETURN of a class of shares in advertisements or in reports or other communications to shareholders. A mutual fund's total return is a measurement of the overall change in value of an investment in the fund, including changes in share price and assuming reinvestment of dividends and capital gain distributions. CUMULATIVE TOTAL RETURN shows the fund's performance over a specific period of time. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. The Funds' total returns reflect deduction of the maximum initial sales charge at the time of purchase. Average annual returns, which differ from actual year-by-year results, tend to smooth out variations in a fund's return.


          Total returns of Primary Shares as of March 31, 1997 were as follows:


                              MARYLAND        PENNSYLVANIA        TAX-FREE
CUMULATIVE TOTAL RETURN:      TAX-FREE          TAX-FREE        INTERMEDIATE
      ----------------------------------------------------------------------
      One Year                 +1.88%            +1.71%            +1.66%
      Five Years              +35.32            +36.46                --
      Life of Class           +46.20(A)         +45.03(B)         +24.05(C)



AVERAGE ANNUAL TOTAL           MARYLAND        PENNSYLVANIA        TAX-FREE
RETURN:                        TAX-FREE          TAX-FREE        INTERMEDIATE
      -----------------------------------------------------------------------
      One Year                  +1.88%            +1.71%            +1.66%
      Five Years                +6.23             +6.41                --
      Life of Class             +6.63(A)          +6.78(B)          +5.03(C)


      (A) Inception of Maryland Tax-Free -- May 1, 1991.
      (B) Inception of Pennsylvania Tax-Free -- August 1, 1991.
      (C) Inception of Tax-Free Intermediate -- November 9, 1992.

          Each Fund also may advertise its yield or tax equivalent yield. Yield reflects investment income net of expenses over a 30-day (or one-month) period on a Fund share, expressed as an annualized percentage of the maximum offering price per share at the end of the period. Tax equivalent yield shows the taxable yield an investor would have to earn before taxes to equal the Fund's tax-exempt yield. A tax equivalent yield is calculated by dividing a Fund's tax-exempt yield by the result of one minus a stated federal, state and local income tax rate. The effective yield, although calculated similarly, will be slightly higher than the yield because it assumes that income earned from the investment is reinvested (i.e., the compounding effect of reinvestment). Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income.

          Total return and yield information reflect past performance and are not predictions or guarantees of future results. Yields and total returns of Primary Shares of the Funds would be lower if the Adviser and Legg Mason had not waived a portion of the fees during the fiscal years 1992 through 1997. Investment return and share price will fluctuate, and the value of your shares, when redeemed, may be worth more or less than their original cost. Further information about each Fund's performance is contained in the combined annual report to shareholders, which may be obtained without charge by calling your Legg Mason or affiliated financial advisor or Legg Mason's Funds Marketing Department at 800-822-5544.

WHO SHOULD INVEST
          Maryland Tax-Free is designed for longer-term investors who are able to benefit from income exempt from federal and Maryland state and local income taxes. Pennsylvania Tax-Free is designed for longer-term investors who are able to benefit from income exempt from federal income tax and Pennsylvania personal income tax. Tax-Free Intermediate is designed for intermediate-term investors who are able to benefit from income exempt from federal income tax. The value of Primary Shares can generally be expected to fluctuate inversely with changes in interest rates and, because of the potential negative impact of rising interest rates and other risks, the Funds would not be appropriate for investors whose primary goal is stability of principal. Each Fund is not intended to be a balanced investment program. Each Fund is not an appropriate investment for "substantial users" of certain facilities financed by industrial development or private activity bonds or related persons thereof. See "Taxes -- Federal Income Tax," page 21.
                                                                               7

     INVESTMENT OBJECTIVES AND POLICIES
          Each Fund's investment objective may not be changed without shareholder approval; however, except as otherwise noted, the investment policies of each Fund described below may be changed by the Trust's Board of Trustees without a shareholder vote. There can be no assurance that any Fund will achieve its investment objective.
          MARYLAND TAX-FREE'S investment objective is to earn a high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in debt instruments issued by or on behalf of the State of Maryland, its political subdivisions, municipalities, agencies, instrumentalities or public authorities, the interest on which, in the opinion of counsel to the issuer, is exempt from federal and Maryland state and local income taxes. As a fundamental policy, under normal circumstances, the Fund will maintain at least 80% of its total assets in Maryland municipal obligations, exclusive of any such obligations the interest on which is a tax preference item for purposes of the federal alternative minimum tax ("Tax Preference Item"). See "Temporary Investments," page 12.

          PENNSYLVANIA TAX-FREE'S investment objective is to earn a high level of current income exempt from federal income tax and Pennsylvania personal income tax, consistent with prudent investment risk and preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in debt instruments issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, municipalities, agencies, instrumentalities or public authorities, the interest on which, in the opinion of counsel to the issuer, is exempt from federal income tax and Pennsylvania personal income tax. As a fundamental policy, under normal circumstances, the Fund will maintain at least 80% of its total assets in Pennsylvania municipal obligations, exclusive of any such obligations the interest on which is a Tax Preference Item. See "Temporary Investments" page 12.


          TAX-FREE INTERMEDIATE'S investment objective is to earn a high level of current income exempt from federal income tax, consistent with prudent investment risk. The Fund seeks to achieve its investment objective by investing primarily in debt instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of counsel to the issuer, is exempt from federal income tax ("municipal obligations"), while maintaining an average dollar-weighted maturity of between 2 and 10 years. As a fundamental policy, under normal circumstances, the Fund will maintain at least 80% of its total assets in municipal obligations, exclusive of any such obligations the interest on which is a Tax Preference Item. See "Temporary Investments" page 12.


          Each Fund invests in securities that, in the opinion of the Adviser, present acceptable credit risks and that, at the time of purchase, are rated:

          "Baa" or higher by Moody's, "BBB" or higher by S&P or Fitch in the case of bonds;
          "MIG-1" by Moody's, "SP-1" or higher by S&P or "F-1" or higher by Fitch in the case of notes;
          "P1" by Moody's, "A1" by S&P or "F-1" or higher by Fitch in the case of commercial paper; and
          "VMIG-1" by Moody's in the case of variable rate demand notes.
          Each Fund also invests in securities unrated by any of the above services which are deemed by the Adviser to be of comparable quality.
          The bond ratings noted above are considered "investment grade" by the respective rating agencies. A rating of a municipal obligation represents the rating agency's opinion regarding its quality and is not a guarantee of quality. Moody's considers bonds rated in its fourth highest category (I.E., Baa) to have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for the issuers of such securities to make principal and interest payments than is the case for higher rated bonds. In the event the rating on an issue held in a Fund's portfolio is changed by Moody's, S&P or
8

      Fitch, such change will be considered by the Adviser in its evaluation of the overall investment merits of that security. If, as a result of any downgradings by Moody's, S&P or Fitch, or, for unrated securities, any determinations by the Adviser that securities are no longer of comparable quality to investment grade securities, more than 5% of a Fund's total assets are represented by securities rated below investment grade or the equivalent, the Adviser will, as soon as practicable consistent with achieving an orderly disposition of the securities, sell such holdings until they represent 5% or less of the Fund's total assets. A discussion of the ratings outlined above is included in the Statement of Additional Information.

          In addition to the agency ratings, there are other criteria which will be used by the Adviser in selecting securities for a portfolio. Consideration will be given to the maturity and duration of each bond as well as its effect on the overall average maturity and duration of the portfolio. Analysis of the current and historical yield spreads is done to determine the relative value in any bond considered for purchase. The coupon level and call features also figure in the decision on the relative merits of an investment. Consideration is also given to the type of bond -- whether it is a general obligation or a revenue bond. In addition to this examination of bond characteristics, significant effort is devoted to analysis of the creditworthiness of the bond issuer at the time of purchase and on an ongoing basis.
          Each Fund is permitted to invest in municipal securities of any maturity. The maturities of a Fund's portfolio securities will reflect the Adviser's judgment concerning current and future market conditions as well as other factors, such as the Fund's liquidity needs. Under normal circumstances, the dollar-weighted average maturities of Maryland Tax-Free's and Pennsylvania Tax-Free's portfolios are expected to be between 12 and 24 years and the dollar-weighted average maturity of Tax-Free Intermediate's portfolio is expected to be between 2 and 10 years.
          Each Fund does not expect its portfolio turn-
      over rate to exceed 90% per year.
MUNICIPAL OBLIGATIONS
          Municipal obligations include obligations issued to obtain funds for various public purposes, including constructing a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation, schools and streets. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the making of loans to other public institutions and facilities. In addition, certain types of industrial development bonds ("IDBs") and private activity bonds ("PABs") are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities. Interest on certain tax-exempt PABs will constitute a Tax Preference Item. Accordingly, under normal circumstances, each Fund's investment in obligations, the interest on which is such an item, including PABs, will be limited to a maximum of 20% of its total assets.
          Municipal obligations also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues.
          Municipal obligations also include municipal lease obligations. These obligations, which are issued by state and local governments to acquire land, equipment and facilities, typically are not fully backed by the municipality's credit, and, if funds are not appropriated for the following year's lease payments, a lease may terminate, with the possibility of default on the lease obligation and significant loss to a Fund. "Certificates of Participation" are participations in municipal lease obligations or installment sales contracts. Each certificate represents a proportionate interest in or right to the lease purchase payments made.
          The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its faith, credit and taxing power. "Revenue" bonds are payable only from the revenues derived from a particular facility or
                                                                               9
      class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed. IDBs and PABs are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the corporate user of the facilities.
TEMPORARY INVESTMENTS
          During unusual market conditions, including if, in the Adviser's opinion, there are insufficient suitable Maryland municipal obligations (with respect to Maryland Tax-Free), Pennsylvania municipal obligations (with respect to Pennsylvania Tax-Free) or municipal obligations (with respect to Tax-Free Intermediate) available that pay interest that is not a Tax Preference Item, a Fund temporarily may invest more than 20% of its total assets in municipal obligations the interest on which is exempt from federal income tax but is such an item (with respect to Tax-Free Intermediate) and/or is subject to Maryland state and local income taxes (with respect to Maryland Tax-Free) and/or is subject to Pennsylvania personal income tax (with respect to Pennsylvania Tax-Free). Each Fund expects that under normal circumstances it will maintain needed liquidity through the purchase of short-term municipal securities. However, for liquidity purposes, or pending the investment of the proceeds of the sale of shares, a Fund temporarily may invest in taxable short-term investments consisting of: obligations of the U.S. Government, its agencies and instrumentalities; certificates of deposit and bankers' acceptances of U.S. domestic banks with assets of one billion dollars or more; commercial paper or other corporate notes of high quality; and any of such items subject to short-term repurchase agreements. Each Fund may invest without limit in such instruments for temporary, defensive purposes, when in the Adviser's opinion, no suitable municipal securities are available. No more than 10% of a Fund's net assets will be invested in repurchase agreements maturing in more than seven days and other illiquid securities. Interest earned from such taxable investments will be taxable to investors as ordinary income when distributed to them.
          As a fundamental policy, each Fund may borrow money solely for temporary purposes from banks or by engaging in reverse repurchase agreements in an amount up to 10% of the value of its total assets; however, borrowings by a Fund in excess of 5% of the value of its total assets may be only from banks.
YIELD AND RISK FACTORS
      Yield
          The yield of a municipal obligation is dependent on a variety of factors, including general municipal securities market conditions, general fixed-income market conditions, the financial condition of the issuer, the size of the particular offering, the maturity of the obligation, the credit quality and rating of the issue and expectations regarding changes in income tax rates.
      Interest Rate Risk

          If general market interest rates increase, the prices of municipal obligations ordinarily will decrease. In a market of decreasing interest rates, the opposite generally will be true. Although longer-term bonds generally offer higher yields than shorter-term bonds, their prices are more sensitive to changes in interest rates than bonds with shorter maturities. Under normal circumstances, the dollar-weighted average maturities of Maryland Tax-Free's and Pennsylvania Tax-Free's portfolios are expected to be 12-24 years and the dollar-weighted average maturity of Tax-Free Intermediate's portfolio is expected to be 2-10 years.

      For Maryland Tax-Free:
          Changes in economic conditions in, or governmental policies of, the State of Maryland could have a significant impact on the performance of the Fund. For example, services (including mining), wholesale and retail trade, government, and manufacturing (primarily printing and publishing, food and kindred products, instruments and related products, electronic equipment, industrial machinery and transportation equipment) are the leading areas of employment in the State of Maryland. In contrast to the nation as a whole, more people in Maryland are employed in government
10
      than in manufacturing. The relatively high concentration of governmental employment in Maryland makes the state potentially vulnerable to any decreases in federal, including military, and state governmental spending.
          In recent years, finance, insurance, and real estate were large contributors to the gross state product. The outlook for those sectors is subject to question given disclosures indicating continuing financial weakness in major banking and insurance companies having their corporate headquarters in Maryland and the general regional decline in real estate activity and values.
          The Fund may invest in certain municipal obligations with unique risks. These include, but are not limited to, securities issued by hospitals and other health care providers. The hospital industry throughout the nation has been subjected to pressure to reduce expenses and to limit lengths of stay. That pressure may adversely affect the financial health of some hospitals.
          An expanded discussion of certain investment considerations relating to debt obligations of Maryland and its political subdivisions is contained in the Statement of Additional Information.
      For Pennsylvania Tax-Free:
          Changes in economic conditions in, or governmental policies of, the Commonwealth of Pennsylvania could have a significant impact on the performance of the Fund. For example, Pennsylvania's continued dependence on manufacturing, mining and steel has made Pennsylvania vulnerable to cyclical industry fluctuations, foreign imports and environmental concerns. However, growth in the service and trade sectors has helped diversify Pennsylvania's economy and reduce its unemployment rate below the national average. Changes in local economic conditions or local governmental policies within Pennsylvania, which can vary substantially by region, could also have a significant impact on the performance of municipal obligations held by the Fund. The City of Philadelphia, for example, experienced severe financial problems which impaired its ability to borrow money and adversely affected the ratings of its obligations and their marketabilty. While the Fund may invest in obligations that are secured by obligors other than Pennsylvania or its political subdivisions (such as hospitals, universities, corporate obligors and corporate credit and liquidity providers) and obligations limited to specific revenue pledges (such as sewer authority bonds), the creditworthiness of these obligors may be partly dependent on the creditworthiness of Pennsylvania or its municipal authorities.
          An expanded discussion of certain investment considerations relating to debt obligations of Pennsylvania and its political subdivisions is contained in the Statement of Additional Information.
      Concentration
          Each Fund may invest 25% or more of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, IDBs or airport bonds, or in securities the interest on which is paid from revenues of a similar type of project. In such circumstances, economic, business, political or other changes affecting one issue of bonds (such as proposed legislation affecting healthcare or the financing of a project, shortages or price increases of needed materials, or declining markets or needs for the projects) would most likely affect other bonds in the same segment, thereby potentially increasing market risk. As a result, each Fund is subject to greater risk than other funds that do not follow this practice.
      Non-Diversification
          Each Fund has registered as a "non-diversified" investment company. Therefore, the percentage of Fund assets invested in any single issuer is not limited by the Investment Company Act of 1940, as amended ("1940 Act"). However, each Fund intends to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). To qualify as a RIC, a Fund generally must meet the following diversification requirements at the close of each quarter of its taxable year: (1) at least 50% of the value of its total assets must consist of cash, securities of the U.S. Government and other RICs and holdings of other securities, which, with respect to any one issuer, do not have a value greater than 5% of the value of the Fund's total
                                                                              11
      assets; and (2) no more than 25% of the value of its total assets may be invested in the securities of a single issuer. For these purposes, the term "issuer" does not include the U.S. Government or other RICs. To the extent that a Fund's assets are invested in the obligations of a limited number of issuers, the value of that Fund's shares will be more susceptible to any single economic, political or regulatory occurrence affecting one or more of those issuers than the shares of a diversified investment company would be.
      Other Risks
          Current efforts to restructure the federal budget and the relationship between the federal government and state and local governments may impact the financing of some issuers of municipal securities. Some states and localities are experiencing substantial deficits and may find it difficult for political or economic reasons to increase taxes. Some local jurisdictions have invested heavily in derivative instruments and may now hold portfolios of uncertain valuation. Each of these factors may affect the ability of an issuer of municipal securities to meet its obligations. Efforts by Congress to restructure the federal income tax system could adversely affect the value of municipal securities.
INVESTMENT TECHNIQUES
          Each Fund may employ the investment techniques described below, among others. Use of certain of these techniques may give rise to taxable income.
      When-Issued Securities

          Each Fund may enter into commitments to purchase municipal obligations or other securities on a when-issued basis. Such securities are often the most efficiently priced and have the best liquidity in the bond market. When a Fund purchases securities on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. However, a Fund does not have to pay for the obligations until they are delivered to it, normally 15 to 45 days later. To meet its payment obligation, a Fund will establish a segregated account with its custodian and maintain cash or appropriate liquid obligations in an amount at least equal to the payment that will be due. Use of this practice would have a leveraging effect on a Fund. Each Fund does not expect that its commitment to purchase when-issued securities will at any time exceed, in the aggregate, 25% of total assets.

      Callable Bonds
          Callable municipal bonds are municipal bonds which carry a provision permitting the issuer to redeem the bonds prior to their maturity dates at a specified price which typically reflects a premium over the bonds' original issue price. If the proceeds of a bond owned by a Fund called under circumstances favorable to the issuer are reinvested, the result may be a lower overall yield on such proceeds upon reinvestment because of lower prevailing interest rates. If the purchase price of such bonds included a premium related to the appreciated value of the bonds, some or all of that premium may not be recovered by bondholders, such as the Funds, depending on the price at which such bonds were redeemed.
          Each callable bond is "marked-to-market" daily based on the bond's call date so that the call of some or all of a Fund's callable bonds is not expected to have a material impact on that Fund's net asset value. In light of the previously described pricing policies and because each Fund follows certain amortization procedures required by the Internal Revenue Service, each Fund does not expect to suffer any material adverse impact in connection with a call of bonds purchased at a premium. Notwithstanding such policies, however, as with any investment strategy, there is no guarantee that a call may not have a more substantial impact than anticipated.
      Stand-By Commitments
          Each Fund may acquire "stand-by commitments" with respect to its investments in municipal obligations. A stand-by commitment is a put (that is, the right to sell the underlying security within a specified period of time at a specified exercise price that may be sold, transferred or assigned only with the underlying security) that entitles the Fund to same-day settlement. Under a
12
      stand-by commitment, a broker, dealer or bank agrees to purchase, at the Fund's option, specified municipal obligations at amortized cost plus accrued interest. The total amount paid for outstanding stand-by commitments held by a Fund will not exceed 25% of that Fund's total assets calculated immediately after each stand-by commitment is acquired. Securities Lending, Zero Coupon and Deferred Interest Bonds
          Each Fund may engage in securities lending and may invest in zero coupon and deferred interest bonds. However, each Fund does not currently intend to loan securities with a value exceeding 5% of its net assets or to invest more than 5% of its net assets in zero coupon and deferred interest bonds. Any income from securities lending would be taxable when distributed to shareholders. For further information concerning securities lending, zero coupon and deferred interest bonds, see the Statement of Additional Information.
      Variable Rate and Floating Rate Obligations
          Each Fund may invest in variable rate municipal obligations and notes. Variable rate obligations have a yield that is adjusted periodically based upon market conditions.
          Each Fund may also invest in floating rate and variable rate demand notes. Demand notes provide that the holder may demand payment of the note at its par value plus accrued interest. These notes may be supported by an unconditional bank letter of credit guaranteeing payment of the principal or both the principal and accrued interest. Floating rate demand notes have an interest rate related to a known lending rate, such as the prime rate, and are automatically adjusted when such known rate changes. Such securities often react to changes in market interest rates in a manner similar to shorter-term securities that mature at the time of the next interest rate reset for the variable or floating rate instrument. In calculating its dollar-weighted average maturity, a Fund may determine the maturity of a variable or floating rate note according to the interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity.
      Futures and Option Strategies

          To protect against the effect of adverse changes in interest rates, each Fund may purchase and sell interest rate futures contracts and options on securities indexes, and may purchase put options on interest rate futures contracts (practices known as "hedging"). A Fund may purchase put options on interest rate futures contracts or sell interest rate futures contracts (that is, enter into a futures contract to sell the underlying security) to attempt to reduce the risk of fluctuations in its share value. A Fund may purchase an interest rate futures contract (that is, enter into a futures contract to purchase the underlying security) to attempt to establish more definitely the return on securities the Fund intends to purchase. The Funds may not use these instruments for speculation or leverage. In addition, a Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. Any gains from futures and options transactions would be taxable.

          The success of a Fund's strategies in reducing risks depends on many factors, the most significant of which is the Adviser's ability to predict market interest rate changes correctly, which differs from its ability to select portfolio securities. In addition, a hedge could be unsuccessful if the changes in the value of a Fund's futures contract or option positions do not correlate to the changes in the value of its investments. It is also possible that a Fund may be unable to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or that a Fund may need to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. Because the markets for futures and options are not always liquid, a Fund may be unable to close out or liquidate its hedged position and may be locked in during a market decline. The Adviser attempts to minimize the possible negative effects of these factors through careful selection and monitoring of each Fund's futures and options positions. The Adviser is of the opinion that a Fund's investments in futures transactions will not have a material adverse effect on that Fund's liquidity or ability to honor redemptions.
                                                                              13

          The purchase and sale of options and futures contracts involve risks different from those involved with direct investments in securities, and also require different skills from the Adviser in managing the portfolios. While utilization of options, future contracts and similar instruments may be advantageous to a Fund, if the Adviser is not successful in employing such instruments in managing a Fund's investments or in predicting interest rate changes, that Fund's performance will be worse than if the Fund did not use such instruments. In addition, a Fund will pay commissions and other costs in connection with such investments, which may increase that Fund's expenses and reduce its yield. A more complete discussion of the possible risks involved in transactions in options and futures contracts is contained in the Statement of Additional Information.
          Each Fund's current policy is to limit options and futures transactions to those described above. Each Fund currently does not intend to purchase put and call options having a value in excess of 5% of its total assets.
INVESTMENT LIMITATIONS

          Each Fund has adopted certain fundamental limitations that, like its investment objective, can be changed only by the vote of a majority of the outstanding voting securities of that Fund. For these purposes, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented in person or by proxy. These investment limitations are set forth under "Additional Information About Investment Limitations and Policies" in the Statement of Additional Information. Fund policies, unless described as fundamental, can be changed by the Board of Trustees.

HOW YOU CAN INVEST IN THE FUNDS

          You may purchase Primary Shares of the Funds through a brokerage account with Legg Mason, with an affiliate that has an agreement with Legg Mason or with an unaffiliated entity having an agreement with Legg Mason ("Financial Advisor or Service Provider"). Your Financial Advisor or Service Provider will be pleased to explain the shareholder services available from the Funds and answer any questions you may have.

          Clients of certain institutions that maintain omnibus accounts with the Funds' transfer agent may obtain shares through those institutions. Such institutions may receive payments from the Funds' distributor for account servicing, and may receive payments from their clients for other services performed. Investors can purchase Fund shares from Legg Mason without receiving or paying for such other services.

          The minimum initial investment in Primary Shares for each Fund account, including investments made by exchange from other Legg Mason funds, is $1,000, and the minimum investment for each purchase of additional shares is $100. For those investing through a Fund's Future First Systematic Investment Plan, payroll deduction plans and plans involving automatic payment of funds from financial institutions or automatic investment of dividends from certain unit investment trusts, minimum initial and subsequent investments are lower. Each Fund may change these minimum amount requirements at its discretion.

          You should always furnish your shareholder account number when making additional purchases of shares.
          There are three ways you can invest in Primary Shares of the Funds:

1. THROUGH YOUR FINANCIAL ADVISOR OR SERVICE PROVIDER


          Shares may be purchased through a Financial Advisor or Service Provider. A Financial Advisor or Service Provider will be pleased to open an account for you, explain to you the shareholder services available from the Funds, and answer any questions you may have. After you have established an account, you can order shares from your Financial Advisor or Service Provider in person, by telephone or by mail.

2. THROUGH THE FUTURE FIRST SYSTEMATIC INVESTMENT PLAN
          You may also buy shares through the Future First Systematic Investment Plan. Under this plan, you may arrange for automatic monthly investments in the Funds of $50 or more by authorizing
14

      Boston Financial Data Services ("BFDS"), the Funds' transfer agent, to transfer funds each month from your checking account. Please contact a Financial Advisor or Service Provider for further information.

3. THROUGH AUTOMATIC INVESTMENTS

          Arrangements may be made with some employers and financial institutions, such as banks or credit unions, for regular automatic monthly investments of $50 or more in shares. In addition, it may be possible for dividends from certain unit investment trusts to be invested automatically in shares. Persons interested in establishing such automatic investment programs should contact the Funds through a Financial Advisor or Service Provider.


          Primary Share purchases will be processed at the net asset value next determined (plus any applicable sales charge, which will vary with the amount purchased, as shown below) after your Financial Advisor or Service Provider has received your order. Effective August 1, 1995 through July 31, 1998, Tax-Free Intermediate's sales charge will be waived for all new accounts and subsequent investments into existing accounts. After July 31, 1998, any exchanges of these shares will be subject to the full sales charge, if any, since no sales charge will be paid on shares purchased during this period.


      SALES CHARGE SCHEDULE FOR TAX-FREE INTERMEDIATE
                                                      Sales Charge as
                                 Sales Charge as      a Percentage of
                                 a Percentage of         Net Amount
                                 Public Offering       Invested (Net
      Amount of Purchase             Price              Asset Value)
      ------------------         ---------------      ---------------
      Less than $50,000               2.00%                 2.04%
      $50,000 to $99,999              1.75                  1.78
      $100,000 to $249,999            1.50                  1.52
      $250,000 to $499,999            1.25                  1.27
      $500,000 to $999,999            1.00                  1.01
      $1,000,000 and over             0.75                  0.76


        SALES CHARGE SCHEDULE FOR MARYLAND TAX-FREE
                 AND PENNSYLVANIA TAX-FREE
                                                      Sales Charge as
                                 Sales Charge as      a Percentage of
                                 a Percentage of         Net Amount
                                 Public Offering       Invested (Net
      Amount of Purchase             Price              Asset Value)
      ------------------         ---------------      ---------------
      Less than $50,000               2.75%                 2.83%
      $50,000 to $99,999              2.50                  2.56
      $100,000 to $249,999            2.00                  2.04
      $250,000 to $499,999            1.50                  1.52
      $500,000 to $999,999            1.25                  1.27
      $1,000,000 to $2,999,999        1.00                  1.01
      $3,000,000 to $4,999,999        0.50                  0.50
      $5,000,000 and over             0.25                  0.25


          Shares of any Fund may be obtained without a sales charge by exchanging shares of another Fund for which an equal or higher sales charge was paid, or by exchanging shares of other Legg Mason funds which were originally obtained through exchange of Fund shares on which an equal or higher sales charge was paid. If the sales charges previously paid were less than sales charges on the Fund into which you are exchanging, an additional sales charge equal to the difference is due. In addition, Fund shares may be purchased without a sales charge by employees, directors and officers of Legg Mason or its affiliates, directors or trustees and officers of any of the Legg Mason funds, the spouses and children under 21 years of age of any of the foregoing persons and by advisory clients of investment advisers affiliated with Legg Mason.

          Shareholders who have redeemed shares on which a sales charge was paid may reinstate their Fund account without a sales charge up to the dollar amount redeemed by purchasing shares within 90 days of the redemption ("reinstatement privilege"). Shareholders may exercise their reinstatement privilege by notifying their financial advisor or Service Provider of such desire and placing an order for the amount to be purchased within 90 days after the date of redemption. The reinstatement will be made at the net asset value next determined after the Notice of Reinstatement and order have been received by Legg Mason's Funds Processing.

          Primary Shares may be purchased at reduced sales charges through either of the two Legg
                                                                              15

      Mason reduced sales charge plans. These are (1) a Letter of Intention ("LOI") and (2) a Right of Accumulation, as described below.

          Through an LOI, you may pay a lower sales charge if the dollar amount of shares currently being purchased plus the dollar amount of any purchases you intend to make during the next thirteen months of shares of these and other Legg Mason funds sold with an initial sales charge equals $50,000 or more. To take advantage of an LOI, you should indicate the total amount you intend to purchase over the thirteen-month period on the form available from your financial advisor or Service Provider. Holdings acquired up to 90 days before the LOI is filed will be counted toward completion of the LOI, and will be entitled to a retroactive downward adjustment of the initial sales charge.


          If the Funds' transfer agent, BFDS, does not receive a completed LOI within 20 business days after settlement of the first LOI purchase or if the total purchases indicated on the LOI are not made within the thirteen-month period, your account will be charged with the difference between the reduced LOI sales charge and the sales charge applicable to the purchase actually made. Shares with a value of up to 2 1/2% of the intended LOI purchases will be held in escrow during the thirteen-month period (registered in your name) to assure such necessary payment. These escrowed shares may not be exchanged for shares of other Legg Mason funds. If you redeem your account during this period, the applicable Fund will withhold from the escrow amount sufficient shares to pay any unpaid sales charge.

          Under the Right of Accumulation, the current value of an investor's existing shares in Legg Mason funds sold with an initial sales charge may be combined with the amount of the investor's current purchase in determining the sales charge for the current purchase. In determining both the current value of existing shares and the amount of the investor's current purchase, shares held or purchased by the investor's spouse, and/or children under the age of 21, may be included. Legg Mason may require supporting documentation in connection with purchases made under the Right of Accumulation.

          Orders received by your Financial Advisor or Service Provider before the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m. Eastern time) ("close of the Exchange") on any day the Exchange is open will be executed at the net asset value, plus any applicable sales charge, determined as of the close of the Exchange on that day. Orders received by your Financial Advisor or Service Provider after the close of the Exchange or on days the Exchange is closed will be executed at the net asset value, plus any applicable sales charge, determined as of the close of the Exchange on the next day the Exchange is open. See "How Net Asset Value is Determined," page 20. Payment must be made within three business days to Legg Mason. Each Fund reserves the right to reject any order for its shares or to suspend the offering of shares for a period of time.

HOW YOUR SHAREHOLDER ACCOUNT IS MAINTAINED

          When you initially purchase shares, a shareholder account is established automatically for you. Any shares that you purchase or receive as a dividend or other distribution will be credited directly to your account at the time of purchase or receipt. Shares may not be held in, or transferred to, an account with any brokerage firm that does not have an agreement with Legg Mason. The Funds no longer issue share certificates.

HOW YOU CAN REDEEM YOUR PRIMARY SHARES

          There are two ways you can redeem your Primary Shares. First, you may give your Financial Advisor or Service Provider an order for redemption of your shares in person or over the telephone. Please have the following information ready when you call: the name of the Fund, the number of shares (or dollar amount) to be redeemed and your shareholder account number. Second, you may send a written request for redemption to: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476.

          Requests for redemption received by your Financial Advisor or Service Provider before the close of the Exchange on any day when the Exchange is open, will be transmitted to BFDS, transfer agent for the Funds, for redemption at the net asset value per share determined as of the close of the Exchange on that day. Requests for redemption received by your Financial Advisor or Service Provider after the close of the Exchange will be executed at the net asset value determined as of the close of the Exchange on its next trading day. A redemption request received by your Financial Advisor or Service Provider may be treated as a request for repurchase and, if it is accepted, your shares will be purchased at the net asset value per share determined as of the next close of the Exchange.


          Proceeds from your redemption will settle in your brokerage account two business days after trade date. The proceeds of your redemption or repurchase may be more or less than your original cost. If the shares to be redeemed or repurchased were paid for by check (including certified or cashier's checks) within 10 business days of the redemption or repurchase request, the proceeds may not be disbursed unless the Fund can be reasonably assured that the check has been collected.

          Written requests for redemption must be in "good order." A redemption request will be considered to be received in "good order" only if:

          1. You have indicated in writing the number of Primary Shares (or dollar amount) to be redeemed, the complete Fund name and your shareholder account number;

          2. The written request is signed by you and by any co-owner of the account with exactly the same name or names used in establishing the account;
          3. The written request is accompanied by any certificates representing the shares that have been issued to you, and you have endorsed the certificates for transfer or an accompanying stock power exactly as the name or names appear on the certificates; and
          4. The signatures on the written redemption request and on any certificates for your shares (or an accompanying stock power) have been guaranteed without qualification by a national bank, a state bank, a member firm of a principal stock exchange or other entity described in Rule 17Ad-15 under the Securities Exchange Act of 1934.

          Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption or repurchase. If you have a question concerning the redemption of shares, contact your Financial Advisor or Service Provider.


          The Funds will not be responsible for the authenticity of redemption instructions received by telephone, provided they follow reasonable procedures to identify the caller. Each Fund may request identifying information from callers or employ identification numbers. Each Fund may be liable for losses due to unauthorized or fraudulent instructions if it does not follow reasonable procedures. Telephone redemption privileges are available automatically to all shareholders unless certificates have been issued. Shareholders who do not wish to have telephone redemption privileges should call their Financial Advisor or Service Provider for further instructions.

          Because of the relatively high cost of maintaining small accounts, each Fund may elect to close any account with a current value of less than $500 by redeeming all of the shares in the account and mailing the proceeds to you. However, no Fund will redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share. If a Fund elects to redeem the shares in your account, you will be notified that your account is below $500 and will be allowed 60 days in which to make an additional investment in order to avoid having your account closed.

          To the extent permitted by law, each Fund reserves the right to take up to seven days to make payment upon redemption if, in the judgment of the Adviser, the Fund could be adversely affected by immediate payment. (The Statement of Additional Information describes several other circumstances in which the date of payment may be postponed or the right of redemption suspended).

HOW NET ASSET VALUE IS DETERMINED
          Net asset value per Primary Share of each Fund is determined daily, as of the close of the Exchange, on every day that the Exchange is open,
                                                                              17
      by subtracting the liabilities attributable to Primary Shares from the total assets attributable to such shares and dividing the result by the number of Primary Shares outstanding. Securities owned by each Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued based upon appraisals received from an independent pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless conditions otherwise indicate. Other securities are valued at fair value as determined by, or under the supervision of, the Board of Trustees of the Trust.

DIVIDENDS AND OTHER DISTRIBUTIONS

          Dividends from net investment income of each Fund are declared daily and paid monthly. Shareholders begin to earn dividends on their Primary Shares as of the settlement date, which is normally the third business day after their orders are placed with their Legg Mason or affiliated financial advisor. Dividends from net short-term capital gain, if any, and distributions of substantially all net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, generally are declared and paid after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of the excise tax described under the heading "Additional Tax Information" in the Statement of Additional Information. Dividends and capital gain distributions, if any, on shares held by shareholders maintaining a Systematic Withdrawal Plan generally are reinvested in Primary Shares on the payment dates. Other shareholders may elect to:

          1. Receive both dividends and capital gain distributions in Primary Shares of the distributing Fund;
          2. Receive dividends in cash and capital gain distributions in Primary Shares of the distributing Fund;
          3. Receive dividends in Primary Shares of the distributing Fund and capital gain distributions in cash; or
          4. Receive both dividends and capital gain distributions in cash.

          In certain cases, you may reinvest your dividends and capital gain distributions in the corresponding class of shares of another Legg Mason fund. Please contact your Financial Advisor or Service Provider for additional information about this option.

          If no election is made, both dividends and capital gain distributions are credited to your account in Primary Shares of the distributing Fund at the net asset value of the shares determined as of the close of the Exchange on the reinvestment date. Shares received pursuant to any of the first three (reinvestment) elections above also are credited to your account at that net asset value. If you elect to receive dividends and/or capital gain distributions in cash, you will be sent a check or will have your Legg Mason account credited after the payment date. You may elect at any time to change your option by notifying the applicable Fund in writing at: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476. Your election must be received at least 10 days before the record date in order to be effective for dividends and capital gain distributions paid to shareholders as of that date.
TAXES
FEDERAL INCOME TAX

          Each Fund intends to continue to qualify for treatment as a RIC under the Code so that it will be relieved of federal income tax on that part of its investment company taxable income (generally, taxable net investment income and any net short-term capital gain) and net capital gain that it distributes to its shareholders. If a Fund so qualifies and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of certain obligations the interest on which is excludable from gross income under Section 103(a) of the Code, that Fund may pay "exempt-interest" dividends to its shareholders. Those dividends constitute the portion of the aggregate dividends (excluding capital gain distributions), as designated by the Fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder's gross income; however, the amount of such dividends must be reported on the recipient's federal income tax return.
          If and to the extent a Fund receives interest on certain PABs, a proportionate part of the exempt-interest dividends paid by the Fund will be treated as a Tax Preference Item. In addition, exempt-interest dividends received by a corporate shareholder may be indirectly subject to the federal alternative minimum tax without regard to whether the Fund's tax-exempt interest is attributable to PABs.
          To the extent dividends are derived from taxable income from temporary investments, from net short-term capital gain or from the use of certain investment techniques described in "Investment Objectives and Policies," page 10, they are taxable to shareholders as ordinary income (whether paid in cash or reinvested in Primary Shares). No portion of those dividends will qualify for the corporate dividends-received deduction. Distributions derived from net capital gain, if any, are taxable to shareholders as long-term capital gain regardless of the length of time they have held their Primary Shares (and irrespective of whether those distributions are paid in cash or reinvested in Primary Shares).
          Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry Fund shares generally is not deductible. Persons who are "substantial users" (or related persons) of facilities financed by IDBs or PABs should consult their tax advisers before purchasing shares of a Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, a "substantial user" includes a non-exempt person who regularly uses in trade or business a part of a facility financed from the proceeds of IDBs or PABs.

          A redemption of Primary Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any sales charge paid). An exchange of Primary Shares for shares of any other Legg Mason fund generally will have similar tax consequences. However, special tax rules apply if (1) a shareholder disposes of Fund shares through a redemption or exchange within 90 days after the shareholder acquired the shares and (2) the shareholder subsequently acquires shares of that Fund or of another Legg Mason fund without the imposition of a sales charge that otherwise would have been imposed except for the reinstatement privilege or exchange privilege. See "How You Can Invest in the Funds," page 16, and "Shareholder Services -- Exchange Privilege," page 23. In these cases, any sales charge that was imposed on the purchase of the original Primary shares will not be taken into account in determining the amount of gain or loss on the redemption or exchange -- the tax effect of that charge will instead be deferred by being treated as having been incurred in connection with the newly acquired shares. In addition, if Fund shares are purchased within 30 days before or after redeeming, at a loss, other shares of the same Fund (regardless of class) all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

FOR MARYLAND TAX-FREE:
MARYLAND TAXES

          Distributions paid by Maryland Tax-Free to Maryland residents attributable to interest received or capital gains recognized by the Fund on Maryland municipal obligations are exempt from Maryland state and local income taxes. Distributions attributable to interest received or capital gains recognized by the Fund on certain U.S. government obligations also are exempt from Maryland state and local income taxes. Distributions attributable to the Fund's other income or gains generally are subject to these taxes.

          Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares generally is not deductible for purposes of either Maryland state or local income tax. Fund shares held by an
                                                                              19
      individual are not subject to the Maryland personal property tax. Fund shares held by a corporation also are not subject to the Maryland personal property tax. Subject to a three year phase-in period, dividends paid by the Fund with respect to Maryland municipal obligations and profits realized on the sale or exchange of such obligations are not subject to the Maryland Franchise Tax imposed on "financial institutions" and measured by net earnings.
          In the case of individuals, Maryland imposes an income tax on Tax Preference Items. Interest paid on certain PABs is a Tax Preference Item. Accordingly, if the Fund holds such bonds, 50% of the interest thereon in excess of a threshold amount is subject to Maryland state and local tax.
FOR PENNSYLVANIA TAX-FREE:
PENNSYLVANIA TAXES
          Individual shareholders of Pennsylvania Tax-Free who are otherwise subject to the Pennsylvania personal income tax will not be subject to that tax on distributions by the Fund that are attributable to interest on Pennsylvania municipal obligations. Distributions attributable to most other sources, including gains, will not be exempt from Pennsylvania personal income tax.
          Shares that are held by individual shareholders who are Pennsylvania residents will be exempt from the Pennsylvania county personal property tax to the extent that the Fund's portfolio consists of Pennsylvania municipal obligations on the annual assessment date. Nonresidents of Pennsylvania are not subject to this tax. Corporations are not subject to any of these personal property taxes. For shareholders who are residents of the City of Philadelphia, distributions of interest derived from Pennsylvania municipal obligations are not taxable for purposes of the Philadelphia School District investment net income tax, provided that the Fund reports to its shareholders the percentage of Pennsylvania municipal obligations held by it for the year. The Fund will report such percentage to its shareholders.
          Distributions of interest, but not gains, realized on Pennsylvania municipal obligations are not subject to the Pennsylvania corporate net income tax. The Pennsylvania Department of Revenue also takes the position that shares of funds similar to the Fund are not considered exempt assets of a corporation for the purposes of determining its capital stock value subject to Pennsylvania capital stock and franchise taxes.
GENERAL
          Shareholders receive information after the close of each year concerning the tax status of all dividends and capital gain distributions from their Fund(s). Each Fund is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a certified taxpayer identification number. Each Fund also is required to withhold 31% of all taxable dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. Dividends derived from interest on Maryland municipal obligations may not be exempt from taxation under the laws of states other than Maryland. Dividends derived from interest on Pennsylvania municipal obligations may not be exempt from taxation under the laws of states other than Pennsylvania.
          The foregoing is only a summary of some of the important federal, Maryland, Pennsylvania and certain local income tax considerations generally affecting the respective Funds and their shareholders; see the Statement of Additional Information for a further discussion. In addition to those considerations which are applicable to any investment in the Funds, there may be other federal, state or local tax considerations applicable to a particular investor. Prospective shareholders are urged to consult their tax advisers with respect to the effects of this investment on their own tax situations.
SHAREHOLDER SERVICES
CONFIRMATIONS AND REPORTS
          You will receive from Legg Mason a confirmation after each transaction involving Primary Shares (except a reinvestment of dividends or capital gain distributions and purchases made through
20
      the Future First Systematic Investment Plan or through automatic investments).
          An account statement will be sent to you monthly unless there has been no activity in the account or you are purchasing shares through the Future First Systematic Investment Plan or through automatic investments, in which case an account statement will be sent quarterly. Reports will be sent to each Fund's shareholders at least semiannually showing its portfolio and other information; the annual report for each Fund will contain financial statements audited by its independent accountants.
          Shareholder inquiries should be addressed to "[insert complete fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476."
SYSTEMATIC WITHDRAWAL PLAN

          You may elect to make systematic withdrawals from your Fund account of a minimum of $50 on a monthly basis if you are purchasing or already own shares with a net asset value of $5,000 or more. Shareholders should not purchase shares of a Fund while they are participating in the Systematic Withdrawal Plan with respect to that Fund. Please contact your Financial Advisor or Service Provider for further information.

EXCHANGE PRIVILEGE
          As a Fund shareholder, you are entitled to exchange your Primary Shares of a Fund for the corresponding class of shares of any of the Legg Mason Funds, provided that such shares are eligible for sale in your state of residence.

          Investments by exchange into the Legg Mason funds sold without an initial sales charge are made at the per share net asset value determined on the same business day as redemption of the Fund shares you wish to exchange. Investments by exchange into the Legg Mason funds sold with an initial sales charge are made at the per share net asset value, plus an additional sales charge if the sales charge previously paid was less than the sales charge applicable to the fund into which you are exchanging, determined on the same business day as redemption of the Fund shares you wish to redeem. Exchanges from the other Legg Mason funds sold without an initial sales charge will be at net asset value plus the applicable sales charge (unless the investment in the fund was transferred from a Legg Mason fund sold with the same or higher sales charge). There is no charge for the exchange privilege, but each Fund reserves the right to terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from that Fund in one calendar year. To obtain further information concerning the exchange privilege and prospectuses of other Legg Mason funds, or to make an exchange, please contact your Financial Advisor or Service Provider. To effect an exchange by telephone, please call your Financial Advisor or Service Provider with the information described in "How You Can Redeem Your Primary Shares," page 19. The other factors relating to telephone redemptions described in that section apply also to telephone exchanges. Please read the prospectus for the other fund(s) carefully before you invest by exchange. Each Fund reserves the right to modify or terminate its exchange privilege upon 60 days' notice to shareholders.


THE FUNDS' MANAGEMENT AND INVESTMENT ADVISER

BOARD OF TRUSTEES
          The business and affairs of each Fund are managed under the direction of the Board of Trustees of the Trust.
ADVISER

          Pursuant to separate advisory agreements with each Fund (each an "Advisory Agreement"), which were approved by the Trust's Board of Trustees, the Adviser, a wholly owned subsidiary of Legg Mason, Inc. (a financial services holding company), serves as each Fund's investment adviser. The Adviser administers and acts as the portfolio manager for each Fund and is responsible for the actual investment management of the Funds, including the responsibility for making investment decisions and placing orders to buy, sell or hold a particular security. Each Fund pays the Adviser, pursuant to the Advisory Agreement, a management fee equal to an annual rate of 0.55% of the Fund's average daily net assets attributable to Primary Shares. Each Fund pays all its other expenses which are not assumed by the Adviser.

          Pursuant to a voluntary expense limitation, the Adviser and Legg Mason have agreed to waive the management and 12b-1 fees relating to Primary Shares (exclusive of taxes, interest, brokerage fees and extraordinary expenses) in excess of: 0.70% (annualized) of average daily net assets of Maryland Tax-Free until July 31, 1998 or until the Fund's net assets reach $200 million, whichever occurs first; 0.70% (annualized) of average daily net assets of Pennsylvania Tax-Free until July 31, 1998 or until the Fund's net assets reach $125 million, whichever occurs first; and 0.70% (annualized) of average daily net assets of Tax-Free Intermediate until July 31, 1998 or until the Fund's net assets reach $100 million, whichever occurs first. During the fiscal year ended March 31, 1997, the Maryland Tax-Free's, Pennsylvania Tax-Free's and Tax-Free Intermediate's expenses as a percentage of average net assets were 0.67%, 0.67% and 0.67%, respectively.


          The Adviser acts as investment adviser, manager or consultant to investment company portfolios which had aggregate assets under management of approximately $8.0 billion as of June 30, 1997. The Adviser's address is 111 South Calvert Street, Baltimore, Maryland 21202.

          Victoria M. Schwatka has been primarily responsible for the day-to-day management of the Funds since their inception. Ms. Schwatka is a portfolio manager and Senior Vice-President of Legg Mason's Fixed Income Group. Ms. Schwatka has been employed by Legg Mason since June, 1986.

          Jane E. Trust became co-manager of the Trust on July 31, 1997. Ms. Trust has been a Vice President of the Adviser since July 1994, and a portfolio manager for Legg Mason's Fixed Income Group since 1991.

THE FUNDS' DISTRIBUTOR

          Legg Mason, a wholly owned subsidiary of Legg Mason, Inc., is the distributor of the Funds' shares pursuant to a separate Underwriting Agreement with each Fund. Each Underwriting Agreement obligates Legg Mason to pay certain expenses in connection with the offering of shares of the Funds, including any compensation to its financial advisors, the printing and distribution of prospectuses, statements of additional information and periodic reports used in connection with the offering to prospective investors, after the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to existing shareholders at the Fund's expense, and for any supplementary sales literature and advertising costs. Legg Mason receives the sales charge imposed on the purchase of Primary Shares.

          The Trust's Board of Trustees has adopted a Distribution and Shareholder Services Plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that as compensation for its ongoing services to investors in Primary Shares and its activities and expenses related to the sale and distribution of Primary Shares, Legg Mason receives from each Fund annual service and distribution fees payable from the assets attributable to Primary Shares, each equal to an annual rate of 0.125% of that Fund's average daily net assets. These fees are calculated daily and paid monthly. The fees received by Legg Mason during any year may be more or less than its cost of providing distribution and shareholder services for Primary Shares.

          Legg Mason receives a fee from BFDS for assisting it with its transfer agent and shareholder servicing functions; for the year ended March 31, 1997, Legg Mason received from BFDS $18,000, $8,000 and $6,000 for performing such services in connection with Maryland Tax-Free, Pennsylvania Tax-Free and Tax-Free Intermediate, respectively.


          NASD rules limit the amount of annual distribution and service fees that may be paid by mutual funds and impose a ceiling on the cumulative distribution fees received. Each Fund's Plan complies with those rules.


          Legg Mason may enter into agreements with unaffiliated dealers to sell Primary Shares of each Fund. Legg Mason pays such dealers up to 90% of the distribution and shareholder service fees that it receives from a Fund with respect to shares sold by the dealers.


          The Chairman, President and Treasurer of the Trust are employed by Legg Mason.

THE FUNDS' CUSTODIAN AND TRANSFER AGENT
          State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is custodian for the securities and cash of the Funds. Boston Financial Data Services, P.O. Box 953, Boston, Massachusetts 02103, is the transfer agent for Fund shares and dividend-disbursing agent for the Funds.
DESCRIPTION OF THE TRUST AND ITS SHARES
          The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 21, 1990. The Declaration of Trust authorizes the Trust to issue an unlimited number of shares and to create additional series, each of which may issue separate classes of shares. Three series of the Trust currently are being offered.

          Each series of the Trust currently offers two Classes of Shares -- Class A (known as "Primary Shares") and Class Y (known as "Navigator Shares"). The two Classes represent interests in the same pool of assets. A separate vote is taken by a Class of Shares of a Fund if a matter affects just that Class of Shares. Each Class of Shares may bear certain differing Class-specific expenses and sales charges, which may affect performance.


          Investors may obtain more information concerning the Navigator Class from their financial advisor or any person making available to them shares of the Primary Class, or by calling 1-800-822-5544.


          The Board of Trustees of the Trust does not anticipate that there will be any conflicts among the interests of the holders of the different Classes of Fund shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action.

          Shareholders of the Funds are entitled to one vote per share and fractional votes for fractional shares held. Voting rights are not cumulative. All shares of the Funds are fully paid and nonassessable and have no preemptive or conversion rights.
          Shareholders' meetings will not be held except where the 1940 Act requires a shareholder vote on certain matters (including the election of trustees, approval of an advisory contract, and approval of a plan of distribution pursuant to Rule 12b-1). The Trust will call a special meeting of the shareholders at the request of 10% or more of the shares entitled to vote; shareholders wishing to call such a meeting should submit a written request to their respective Fund at 111 South Calvert Street, Baltimore, Maryland 21202, stating the purpose of the proposed meeting and the matters to be acted upon.
          Each Fund acknowledges that it is solely responsible for the information or any lack of information about it in this joint Prospectus and in the joint Statement of Additional Information, and no other Fund is responsible therefor. There is a possibility that one Fund might be deemed liable for misstatements or omissions regarding another Fund in this Prospectus or in the joint Statement of Additional Information; however, the Funds deem this possibility slight.
                                                                              23

                                       THE

                                    NAVIGATOR
                                      CLASS

                                     OF THE

                                   LEGG MASON
                                    TAX-FREE
                                  INCOME FUNDS

                            Putting Your Future First

TAX-FREE INCOME FUNDS

Navigator Class of Maryland
   Tax-Free Income Trust

Navigator Class of
   Pennsylvania Tax-Free
   Income Trust

Navigator Class of
   Tax-Free Intermediate-Term
   Income Trust

                                   PROSPECTUS
                                  JULY 31, 1997

                  This wrapper is not part of the prospectus.

Addresses

Distributor:
      Legg Mason Wood Walker, Inc.
      111 South Calvert Street
      P.O. Box 1476, Baltimore, MD 21203-1476
      410 (bullet) 539 (bullet) 0000  800 (bullet) 822 (bullet) 5544

Authorized Dealer:
      Fairfield Group, Inc.
      200 Gibraltar Road
      Horsham, PA 19044
      800 (bullet) 441 (bullet) 3885

Transfer and Shareholder Servicing Agent:
      Boston Financial Data Services
      P.O. Box 953
      Boston, MA 02103

Counsel:
      Kirkpatrick & Lockhart LLP
      1800 Massachusetts Ave., N.W.
      Washington, DC 20036

Independent Accountants:
      Coopers & Lybrand L.L.P.
      217 East Redwood Street
      Baltimore, Maryland 21202

No person has been authorized to give any information or to make any representations not contained in this Prospectus or the Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by any Fund or its distributor. The Prospectus does not constitute an offering by any Fund or by the principal underwriter in any jurisdiction in which such offering may not lawfully be made.

                                                   [LEGG MASON FUNDS LOGO]

NAVIGATOR TAX-FREE INCOME FUNDS
PROSPECTUS
JULY 31, 1997

     LEGG MASON MARYLAND TAX-FREE INCOME TRUST
     LEGG MASON PENNSYLVANIA TAX-FREE INCOME TRUST
     LEGG MASON TAX-FREE INTERMEDIATE-TERM INCOME TRUST

    Shares of Navigator Maryland Tax-Free Income Trust, Navigator Pennsylvania Tax-Free Income Trust and Navigator Tax-Free Intermediate-Term Income Trust (collectively referred to as "Navigator Shares") represent separate classes (each a "Navigator Class") of interest in Legg Mason Maryland Tax-Free Income Trust ("Maryland Tax-Free"), Legg Mason Pennsylvania Tax-Free Income Trust ("Pennsylvania Tax-Free") and Legg Mason Tax-Free Intermediate-Term Income Trust ("Tax-Free Intermediate") (each a "Fund"), respectively. Each Fund is a separate series of Legg Mason Tax-Free Income Fund ("Trust"), an open-end management investment company.

    The Navigator Classes of Shares, described in this Prospectus, are currently offered for sale only to institutional clients of the Fairfield Group, Inc. ("Fairfield") for investment of their own funds and funds for which they act in a fiduciary capacity, to clients of Legg Mason Trust Company ("Trust Company") for which Trust Company exercises discretionary investment management responsibility (such institutional investors are referred to collectively as "Institutional Clients" and accounts of the customers with Institutional Clients ("Customers") are referred to collectively as "Customer Accounts"), to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, and to The Legg Mason Profit Sharing Plan and Trust. Navigator Shares may not be purchased by individuals directly, but Institutional Clients may purchase shares for Customer Accounts maintained for individuals.

    MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

    This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. It should be read and retained for future reference. A Statement of Additional Information about the Funds dated July 31, 1997 has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time to time, is incorporated herein by reference. The Statement of Additional Information is available without charge upon request from the Funds' distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason") (address and telephone numbers listed on the next page).


    SHARES OF MARYLAND TAX-FREE ARE QUALIFIED FOR SALE TO INVESTORS ONLY IN THE STATES OF MARYLAND, DELAWARE, FLORIDA, PENNSYLVANIA, TEXAS, VIRGINIA, WEST VIRGINIA, WYOMING AND THE DISTRICT OF COLUMBIA. SHARES OF PENNSYLVANIA TAX-FREE ARE QUALIFIED FOR SALE TO INVESTORS ONLY IN THE STATES OF PENNSYLVANIA, DELAWARE, FLORIDA, MARYLAND, NEW JERSEY, NEW YORK, OHIO, WEST VIRGINIA, WYOMING AND THE DISTRICT OF COLUMBIA. THESE FUNDS ARE NOT BEING OFFERED FOR SALE TO INVESTORS IN ANY OTHER STATE.
    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    NAVIGATOR SHARES ARE SOLD AND REDEEMED WITHOUT ANY PURCHASE OR REDEMPTION CHARGE IMPOSED BY THE FUNDS, ALTHOUGH INSTITUTIONAL CLIENTS MAY CHARGE THEIR CUSTOMER ACCOUNTS FOR SERVICES PROVIDED IN CONNECTION WITH THE PURCHASE OR REDEMPTION OF SHARES. SEE "HOW TO PURCHASE AND REDEEM SHARES." EACH FUND PAYS MANAGEMENT FEES TO LEGG MASON FUND ADVISER, INC., BUT NAVIGATOR CLASSES PAY NO DISTRIBUTION FEES.
    MARYLAND TAX-FREE is a non-diversified, professionally managed portfolio seeking a high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital. In attempting to achieve the Fund's objective, the Funds' investment adviser, Legg Mason Fund Adviser, Inc. ("Adviser"), invests primarily in debt instruments issued by or on behalf of the State of Maryland, its political subdivisions, municipalities, agencies, instrumentalities or public authorities, the interest on which, in the opinion of counsel to the issuer, is exempt from federal and Maryland state and local income taxes ("Maryland municipal obligations") and which are investment grade, i.e., securities rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P") or Fitch Investors Service, Inc. ("Fitch") or, if unrated by Moody's, S&P or Fitch ("unrated securities"), deemed by the Adviser to be of comparable quality. Under normal circumstances, the dollar-weighted average maturity of the Fund's portfolio is expected to be between 12 and 24 years. The Fund also may engage in hedging transactions.



    PENNSYLVANIA TAX-FREE is a non-diversified, professionally managed portfolio seeking a high level of current income exempt from federal income tax and Pennsylvania personal income tax, consistent with prudent investment risk and preservation of capital. In attempting to achieve the Fund's objective, the Adviser invests primarily in debt instruments issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, municipalities, agencies, instrumentalities or public authorities, the interest on which, in the opinion of counsel to the issuer, is exempt from federal income tax and Pennsylvania personal income tax ("Pennsylvania municipal obligations") and which are rated investment grade by Moody's, S&P or Fitch or, unrated securities, deemed by the Adviser to be of comparable quality. The Fund's shares are exempt from Pennsylvania county personal property tax to the extent that the Fund invests in Pennsylvania municipal obligations. Under normal circumstances, the dollar-weighted average maturity of the Fund's portfolio is expected to be between 12 and 24 years. The Fund also may engage in hedging transactions.
    TAX-FREE INTERMEDIATE is a non-diversified, professionally managed portfolio seeking a high level of current income exempt from federal income tax, consistent with prudent investment risk. In attempting to achieve the Fund's objective, the Adviser invests primarily in debt instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of counsel to the issuer, is exempt from federal income tax and which are rated investment grade by Moody's, S&P or Fitch or unrated securities, deemed by the Adviser to be of comparable quality, while maintaining an average dollar-weighted maturity of between 2 and 10 years. The Fund also may engage in hedging transactions.

            TABLE OF CONTENTS
                Expenses                                           3

                Performance Information                            4
                Who Should Invest                                  4
                Investment Objectives and Policies                 5
                Investment Techniques                              8
                How To Purchase and Redeem Shares                 10
                How Shareholder Accounts are
                  Maintained                                      12
                How Net Asset Value is Determined                 12
                Dividends and Other Distributions                 12
                Taxes                                             13
                Shareholder Services                              14
                The Funds' Management and Investment Adviser      15
                The Funds' Distributor                            15
                The Funds' Custodian and Transfer Agent           16
                Description of the Trust and
                  Its Shares                                      16

                      Legg Mason Wood Walker, Incorporated
                    111 South Calvert Street, P.O. Box 1476
                            Baltimore, MD 21203-1476
                         410 (Bullet) 539 (Bullet) 0000
                         800 (Bullet) 822 (Bullet) 5544
2

     EXPENSES
          The purpose of the following table is to assist an investor in understanding the various costs and expenses that an investor in Navigator Shares of a Fund will bear directly or indirectly. The expenses and fees set forth in the table are based on estimated expenses for the initial period of operations of the Navigator Classes.

      ANNUAL FUND OPERATING EXPENSES -- NAVIGATOR SHARES(A)
      (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                            MARYLAND   PENNSYLVANIA     TAX-FREE
                            TAX-FREE     TAX-FREE     INTERMEDIATE
                            --------------------------------------

      Management fees
        (after fee
        waivers)             0.26%        0.18%          0.11%
      12b-1 fees              None         None           None
      Other expenses(B)      0.16%        0.24%          0.31%
                            --------------------------------------
      Total operating
        expenses(B)
        (after fee
        waivers)             0.42%        0.42%          0.42%
                            ======================================


    (A) Pursuant to a voluntary expense limitation, the Adviser has agreed to waive management fees such that total operating expenses relating to Navigator Shares (exclusive of taxes, interest, brokerage fees and extraordinary expenses) will not exceed annual rates of 0.45% of average daily net assets of each Fund until July 31, 1998 or until Maryland Tax-Free's net assets reach $200 million, whichever occurs first; or until Pennsylvania Tax-Free's net assets reach $125 million, whichever occurs first; or until Tax-Free Intermediate's net assets reach $100 million, whichever occurs first. In the absence of such waivers, the expense ratios for Navigator Maryland Tax-Free, Pennsylvania Tax-Free and Tax-Free Intermediate would be 0.71%, 0.79% and 0.86%, respectively.
    (B) Each Fund has entered into an arrangement with its custodian whereby uninvested cash balances generate credits used to reduce custodian expenses. Other expenses and Total operating expenses net of this reduction were as follows: for Maryland Tax-Free, 0.15% and 0.41%, respectively, of the Fund's average net assets; for Pennsylvania Tax-Free, 0.23% and 0.41%, respectively, of the Fund's average net assets; and for Tax-Free Intermediate, 0.30% and 0.41%, respectively, of the Fund's average net assets.

          For further information concerning the expenses of each Fund, please see "The Funds' Management and Investment Adviser," page 18 and "The Funds' Distributor," page 19.
      EXAMPLE

          The following example illustrates the expenses that you would pay on a $1,000 investment in Navigator Shares over various time periods assuming
      (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Funds charge no redemption fees of any kind.

                                       1       3       5      10
                                      YEAR   YEARS   YEARS   YEARS
                                      ----------------------------
      Maryland Tax-Free                $4     $13     $24     $53
      Pennsylvania Tax-Free            $4     $13     $24     $53
      Tax-Free Intermediate            $4     $13     $24     $53

          This example assumes that all dividends and capital gain distributions are reinvested and that the percentage amounts listed under "Annual Fund Operating Expenses" remain the same over the time periods shown.

          If the waivers are not extended beyond July 31, 1998, the expense figures in the examples will be higher. The above table and example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. THE ASSUMED 5% ANNUAL RETURN IS NOT A PREDICTION OF, AND DOES NOT REPRESENT, THE PROJECTED OR ACTUAL PERFORMANCE OF NAVIGATOR SHARES OF THE FUNDS. THE ABOVE TABLE AND EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The actual expenses attributable to Navigator Shares will depend upon, among other things, the level of average net assets, the levels of sales and redemptions of shares, the extent to which Navigator Shares incur variable expenses, such as transfer agency costs, and whether the Adviser waives all or a portion of a Fund's expenses.

     PERFORMANCE INFORMATION

          From time to time each Fund may quote the TOTAL RETURN of a class of shares in advertisements or in reports or other communications to shareholders. A mutual fund's total return is a measurement of the overall change in value of an investment in the fund, including changes in share price and assuming reinvestment of dividends and capital gain distributions. CUMULATIVE TOTAL RETURN shows the fund's performance over a specific period of time. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. Average annual returns, which differ from actual year-by-year results, tend to smooth out variations in a fund's returns.
          As of the date of this Prospectus, Navigator Shares have no performance record. Because Navigator Shares have lower total expenses, they will generally have a higher return than Primary Shares. Total returns of Primary Shares as of March 31, 1997 were as follows:


                             MARYLAND    PENNSYLVANIA      TAX-FREE
CUMULATIVE TOTAL RETURN:     TAX-FREE      TAX-FREE      INTERMEDIATE
      ---------------------------------------------------------------
      One Year                 +1.88%        +1.71%          +1.66%
      Five Years              +35.32        +36.46              --
      Life of Class           +46.20(A)     +45.03(B)       +24.05(C)

AVERAGE ANNUAL               MARYLAND    PENNSYLVANIA      TAX-FREE
  TOTAL RETURN:              TAX-FREE      TAX-FREE      INTERMEDIATE
      ---------------------------------------------------------------
      One Year                 +1.88%        +1.71%          +1.66%
      Five Years               +6.23         +6.41              --
      Life of Class            +6.63(A)      +6.78(B)        +5.03(C)

      (A) INCEPTION OF MARYLAND TAX-FREE -- MAY 1, 1991.
      (B) INCEPTION OF PENNSYLVANIA TAX-FREE -- AUGUST 1, 1991.
      (C) INCEPTION OF TAX-FREE INTERMEDIATE -- NOVEMBER 9, 1992.

          Each Fund also may advertise its yield or tax equivalent yield. Yield reflects investment income net of expenses over a 30-day (or one-month) period on a Fund share, expressed as an annualized percentage of the maximum offering price per share at the end of the period. Tax equivalent yield shows the taxable yield an investor would have to earn before taxes to equal the Fund's tax-exempt yield. A tax equivalent yield is calculated by dividing a Fund's tax-exempt yield by the result of one minus a stated federal, state and local income tax rate. The effective yield, although calculated similarly, will be slightly higher than the yield because it assumes that income earned from the investment is reinvested (i.e., the compounding effect of reinvestment). Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income.


          Total return and yield information reflect past performance and are not predictions or guarantees of future results. Yields and total returns of Primary Shares of the Funds would be lower if the Adviser and Legg Mason had not waived a portion of the fees during the fiscal years 1992 through 1997. Investment return and share price will fluctuate, and the value of your shares, when redeemed, may be worth more or less than their original cost.


          Further information about each Fund's performance is contained in the combined Annual Report to Shareholders, which may be obtained without charge by calling a financial advisor at Fairfield, Legg Mason or Legg Mason's Funds Marketing Department at 800-822-5544.

WHO SHOULD INVEST
          Maryland Tax-Free is designed for longer-term investors who are able to benefit from income exempt from federal and Maryland state and local income taxes. Pennsylvania Tax-Free is designed for longer-term investors who are able to benefit from income exempt from federal income tax and Pennsylvania personal income tax. Tax-Free Intermediate is designed for intermediate-term investors who are able to benefit from income exempt from federal income tax. The value of Navigator Shares can generally be expected to fluctuate inversely with changes in interest rates and, because of the potential negative impact of rising interest rates and other risks, the Funds would not be appropriate for investors whose primary goal is stability of principal. Each Fund is not intended to be a balanced investment program. Each Fund is not an appropriate investment for "substantial users" of certain facilities financed by industrial development or private activity bonds or related persons thereof. See "Taxes -- Federal Income Tax," page 16.
4

     INVESTMENT OBJECTIVES AND POLICIES
          Each Fund's investment objective may not be changed without shareholder approval; however, except as otherwise noted, the investment policies of each Fund described below may be changed by the Trust's Board of Trustees without a shareholder vote. There can be no assurance that any Fund will achieve its investment objective.
          MARYLAND TAX-FREE'S investment objective is to earn a high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in debt instruments issued by or on behalf of the State of Maryland, its political subdivisions, municipalities, agencies, instrumentalities or public authorities, the interest on which, in the opinion of counsel to the issuer, is exempt from federal and Maryland state and local income taxes. As a fundamental policy, under normal circumstances, the Fund will maintain at least 80% of its total assets in Maryland municipal obligations, exclusive of any such obligations the interest on which is a tax preference item for purposes of the federal alternative minimum tax ("Tax Preference Item"). See "Temporary Investments," page 9.

          PENNSYLVANIA TAX-FREE'S investment objective is to earn a high level of current income exempt from federal income tax and Pennsylvania personal income tax, consistent with prudent investment risk and preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in debt instruments issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, municipalities, agencies, instrumentalities or public authorities, the interest on which, in the opinion of counsel to the issuer, is exempt from federal income tax and Pennsylvania personal income tax. As a fundamental policy, under normal circumstances, the Fund will maintain at least 80% of its total assets in Pennsylvania municipal obligations, exclusive of any such obligations the interest on which is a Tax Preference Item. See "Temporary Investments" page 9.


          TAX-FREE INTERMEDIATE'S investment objective is to earn a high level of current income exempt from federal income tax, consistent with prudent investment risk. The Fund seeks to achieve its investment objective by investing primarily in debt instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of counsel to the issuer, is exempt from federal income tax ("municipal obligations"), while maintaining an average dollar-weighted maturity of between 2 and 10 years. As a fundamental policy, under normal circumstances, the Fund will maintain at least 80% of its total assets in municipal obligations exclusive of any such obligations the interest on which is a Tax Preference Item. See "Temporary Investments," page 9.


          Each Fund invests in securities that, in the opinion of the Adviser, present acceptable credit risks and that, at the time of purchase, are rated:

          "Baa" or higher by Moody's, "BBB" or higher by S&P or Fitch in the case of bonds;
          "MIG-1" by Moody's, "SP-1" or higher by S&P or "F-1" or higher by Fitch in the case of notes;
          "P1" by Moody's, "A1" by S&P or "F-1" or higher by Fitch in the case of commercial paper; and
          "VMIG-1" by Moody's in the case of variable rate demand notes.
          Each Fund also invests in securities unrated by any of the above services which are deemed by the Adviser to be of comparable quality.

          The bond ratings noted above are considered "investment grade" by the respective rating agencies. A rating of a municipal obligation represents the rating agency's opinion regarding its quality and is not a guarantee of quality. Moody's considers bonds rated in its fourth highest category (i.e., Baa) to have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for the issuers of such securities to make principal and interest payments than is the case for higher rated bonds. In the event the rating on an issue held in a Fund's portfolio is changed by Moody's, S&P or Fitch, such change will be considered by the Adviser in its evaluation of the overall investment merits of that security. If, as a result of any downgradings by Moody's, S&P or Fitch or, for unrated securities, any determinations by the Adviser that securities are no longer of comparable quality to investment grade securities, more than 5% of a Fund's total assets are represented by securities rated below investment grade or the equivalent, the Adviser will, as soon as practicable consistent with achieving an orderly disposition of the securities, sell such holdings until they represent 5% or less of the Fund's total assets. A discussion of the ratings outlined above is included in the Statement of Additional Information.
          In addition to the agency ratings, there are other criteria which will be used by the Adviser in selecting securities for a portfolio. Consideration will be given to the maturity and duration of each bond as well as its effect on the overall average maturity and duration of the portfolio. Analysis of the current and historical yield spreads is done to determine the relative value in any bond considered for purchase. The coupon level and call features also figure in the decision on the relative merits of an investment. Consideration is also given to the type of bond -- whether it is a general obligation or a revenue bond. In addition to this examination of bond characteristics, significant effort is devoted to analysis of the creditworthiness of the bond issuer at the time of purchase and on an ongoing basis.
          Each Fund is permitted to invest in municipal securities of any maturity. The maturities of a Fund's portfolio securities will reflect the Adviser's judgment concerning current and future market conditions as well as other factors, such as the Fund's liquidity needs. Under normal circumstances, the dollar-weighted average maturities of Maryland Tax-Free's and Pennsylvania Tax-Free's portfolios are expected to be between 12 and 24 years and the dollar-weighted average maturity of Tax-Free Intermediate's portfolio is expected to be between 2 and 10 years.
          Each Fund does not expect its portfolio turnover rate to exceed 90% per year.
MUNICIPAL OBLIGATIONS
          Municipal obligations include obligations issued to obtain funds for various public purposes, including constructing a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation, schools and streets. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the making of loans to other public institutions and facilities. In addition, certain types of industrial development bonds ("IDBs") and private activity bonds ("PABs") are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities. Interest on certain tax-exempt PABs will constitute a Tax Preference Item. Accordingly, under normal circumstances, each Fund's investment in obligations, the interest on which is such an item, including PABs, will be limited to a maximum of 20% of its total assets.
          Municipal obligations also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues.
          Municipal obligations also include municipal lease obligations. These obligations, which are issued by state and local governments to acquire land, equipment and facilities, typically are not fully backed by the municipality's credit, and, if funds are not appropriated for the following year's lease payments, a lease may terminate, with the possibility of default on the lease obligation and significant loss to a Fund. "Certificates of Participation" are participations in municipal lease obligations or installment sales contracts. Each certificate represents a proportionate interest in or right to the lease purchase payments made.
          The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its faith, credit and taxing power. "Revenue" bonds are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed. IDBs and PABs are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the corporate user of the facilities.
TEMPORARY INVESTMENTS
          During unusual market conditions, including if, in the Adviser's opinion, there are insufficient suitable Maryland municipal obligations (with respect to Maryland Tax-Free), Pennsylvania municipal obligations (with respect to Pennsylvania Tax-Free) or municipal obligations (with respect to Tax-Free Intermediate) available that pay interest that is not a Tax Preference Item, a Fund temporarily may invest more than 20% of its total assets in municipal obligations the interest on which is exempt from federal income tax but is such an item (with respect to Tax-Free Intermediate) and/or is subject to Maryland state and local income taxes (with respect to Maryland Tax-Free) and/or is subject to Pennsylvania personal income tax (with respect to Pennsylvania Tax-Free). Each
6

      Fund expects that under normal circumstances it will maintain needed liquidity through the purchase of short-term municipal securities. However, for liquidity purposes, or pending the investment of the proceeds of the sale of shares, a Fund temporarily may invest in taxable short-term investments consisting of: obligations of the U.S. Government, its agencies and instrumentalities; certificates of deposit and bankers' acceptances of U.S. domestic banks with assets of one billion dollars or more; commercial paper or other corporate notes of high quality; and any of such items subject to short-term repurchase agreements. Each Fund may invest without limit in such instruments for temporary, defensive purposes, when in the Adviser's opinion, no suitable municipal securities are available. No more than 10% of a Fund's net assets will be invested in repurchase agreements maturing in more than seven days and other illiquid securities. Interest earned from such taxable investments will be taxable to investors as ordinary income when distributed to them.
          As a fundamental policy, each Fund may borrow money solely for temporary purposes from banks or by engaging in reverse repurchase agreements in an amount up to 10% of the value of its total assets; however, borrowings by a Fund in excess of 5% of the value of its total assets may be only from banks.
YIELD AND RISK FACTORS
      Yield
          The yield of a municipal obligation is dependent on a variety of factors, including general municipal securities market conditions, general fixed-income market conditions, the financial condition of the issuer, the size of the particular offering, the maturity of the obligation, the credit quality and rating of the issue and expectations regarding changes in income tax rates.
      Interest Rate Risk

          If general market interest rates increase, the prices of municipal obligations ordinarily will decrease. In a market of decreasing interest rates, the opposite generally will be true. Although longer-term bonds generally offer higher yields than shorter-term bonds, their prices are more sensitive to changes in interest rates than bonds with shorter maturities. Under normal circumstances, the dollar-weighted average maturities of Maryland Tax-Free's and Pennsylvania Tax-Free's portfolios are expected to be 12 -24 years and the dollar-weighted average maturity of Tax-Free Intermediate's portfolio is expected to be 2 -10 years.
      For Maryland Tax-Free:

          Changes in economic conditions in, or governmental policies of, the state of Maryland could have a significant impact on the performance of the Fund. For example, services (including mining), wholesale and retail trade, government, and manufacturing (primarily printing and publishing, food and kindred products, instruments and related products, electronic equipment, industrial machinery and transportation equipment) are the leading areas of employment in the State of Maryland. In contrast to the nation as a whole, more people in Maryland are employed in government than in manufacturing. The relatively high concentration of governmental employment in Maryland makes the state potentially vulnerable to any decreases in federal, including military, and state governmental spending.
          In recent years, finance, insurance, and real estate were large contributors to the gross state product. The outlook for those sectors is subject to question given disclosures indicating continuing financial weakness in major banking and insurance companies having their corporate headquarters in Maryland and the general regional decline in real estate activity and values.
          The Fund may invest in certain municipal obligations with unique risks. These include, but are not limited to, securities issued by hospitals and other health care providers. The hospital industry throughout the nation has been subjected to pressure to reduce expenses and to limit lengths of stay. That pressure may adversely affect the financial health of some hospitals.
          An expanded discussion of certain investment considerations relating to debt obligations of Maryland and its political subdivisions is contained in the Statement of Additional Information.
      For Pennsylvania Tax-Free:
          Changes in economic conditions in, or governmental policies of, the Commonwealth of Pennsylvania could have a significant impact on the performance of the Fund. For example, Pennsylvania's continued dependence on manufacturing, mining and steel has made Pennsylvania vulnerable to cyclical industry fluctuations, foreign imports and environmental concerns. However, growth in the service and trade sectors has helped diversify Pennsylvania's economy and reduce its unemployment rate below the national average. Changes in local economic conditions or local governmental policies within Pennsylvania, which can vary substantially by region, could also have a significant impact on the performance of municipal
                                                                               7
      obligations held by the Fund. The City of Philadelphia, for example, experienced severe financial problems which impaired its ability to borrow money and adversely affected the ratings of its obligations and their marketability. While the Fund may invest in obligations that are secured by obligors other than Pennsylvania or its political subdivisions (such as hospitals, universities, corporate obligors and corporate credit and liquidity providers) and obligations limited to specific revenue pledges (such as sewer authority bonds), the creditworthiness of these obligors may be partly dependent on the creditworthiness of Pennsylvania or its municipal authorities.
          An expanded discussion of certain investment considerations relating to debt obligations of Pennsylvania and its political subdivisions is contained in the Statement of Additional Information.
      Concentration
          Each Fund may invest 25% or more of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, IDBs or airport bonds, or in securities the interest on which is paid from revenues of a similar type of project. In such circumstances, economic, business, political or other changes affecting one issue of bonds (such as proposed legislation affecting healthcare or the financing of a project, shortages or price increases of needed materials, or declining markets or needs for the projects) would most likely affect other bonds in the same segment, thereby potentially increasing market risk. As a result, each Fund is subject to greater risk than other funds that do not follow this practice.
      Non-Diversification
          Each Fund has registered as a "non-diversified" investment company. Therefore, the percentage of Fund assets invested in any single issuer is not limited by the Investment Company Act of 1940, as amended ("1940 Act"). However, each Fund intends to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). To qualify as a RIC, a Fund generally must meet the following diversification requirements at the close of each quarter of its taxable year: (1) at least 50% of the value of its total assets must consist of cash, securities of the U.S. Government and other RICs and holdings of other securities, which, with respect to any one issuer, do not have a value greater than 5% of the value of the Fund's total assets; and (2) no more than 25% of the value of its total assets may be invested in the securities of a single issuer. For these purposes, the term "issuer" does not include the U.S. Government or other RICs. To the extent that a Fund's assets are invested in the obligations of a limited number of issuers, the value of that Fund's shares will be more susceptible to any single economic, political or regulatory occurrence affecting one or more of those issuers than the shares of a diversified investment company would be.
      Other Risks
          Current efforts to restructure the federal budget and the relationship between the federal government and state and local governments may impact the financing of some issuers of municipal securities. Some states and localities are experiencing substantial deficits and may find it difficult for political or economic reasons to increase taxes. Some local jurisdictions have invested heavily in derivative instruments and may now hold portfolios of uncertain valuation. Each of these factors may affect the ability of an issuer of municipal securities to meet its obligations. Efforts by Congress to restructure the federal income tax system could adversely affect the value of municipal securities.

INVESTMENT TECHNIQUES
          Each Fund may employ the investment techniques described below, among others. Use of certain of these techniques may give rise to taxable income.
      When-Issued Securities

          Each Fund may enter into commitments to purchase municipal obligations or other securities on a when-issued basis. Such securities are often the most efficiently priced and have the best liquidity in the bond market. When a Fund purchases securities on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. However, a Fund does not have to pay for the obligations until they are delivered to it, normally 15 to 45 days later. To meet its payment obligation, a Fund will establish a segregated account with its custodian and maintain cash or appropriate liquid obligations in an amount at least equal to the payment that will be due. Use of this practice would have a leveraging effect on a Fund. Each Fund does not expect that its commitment to purchase when-issued securities will at any time exceed, in the aggregate, 25% of total assets.

      Callable Bonds
          Callable municipal bonds are municipal bonds which carry a provision permitting the issuer to redeem the bonds prior to their maturity dates at a specified price which typically reflects a premium over the bonds' original issue price. If the proceeds of a bond owned by a Fund called under circumstances favorable to the issuer are reinvested, the result may be a lower overall yield on such proceeds upon reinvestment because of lower prevailing interest rates. If the purchase price of such bonds included a premium related to the appreciated value of the bonds, some or all of that premium may not be recovered by bondholders, such as the Funds, depending on the price at which such bonds were redeemed.
          Each callable bond is "marked-to-market" daily based on the bond's call date so that the call of some or all of a Fund's callable bonds is not expected to have a material impact on that Fund's net asset value. In light of the previously described pricing policies and because each Fund follows certain amortization procedures required by the Internal Revenue Service, each Fund does not expect to suffer any material adverse impact in connection with a call of bonds purchased at a premium. Notwithstanding such policies, however, as with any investment strategy, there is no guarantee that a call may not have a more substantial impact than anticipated.
      Stand-By Commitments
          Each Fund may acquire "stand-by commitments" with respect to its investments in municipal obligations. A stand-by commitment is a put (that is, the right to sell the underlying security within a specified period of time at a specified exercise price that may be sold, transferred or assigned only with the underlying security) that entitles the Fund to same-day settlement. Under a stand-by commitment, a broker, dealer or bank agrees to purchase, at the Fund's option, specified municipal obligations at amortized cost plus accrued interest. The total amount paid for outstanding stand-by commitments held by a Fund will not exceed 25% of that Fund's total assets calculated immediately after each stand-by commitment is acquired.
      Securities Lending, Zero Coupon and Deferred Interest Bonds
          Each Fund may engage in securities lending and may invest in zero coupon and deferred interest bonds. However, each Fund does not currently intend to loan securities with a value exceeding 5% of its net assets or to invest more than 5% of its net assets in zero coupon and deferred interest bonds. Any income from securities lending would be taxable when distributed to shareholders. For further information concerning securities lending, zero coupon and deferred interest bonds, see the Statement of Additional Information.
      Variable Rate and Floating Rate Obligations
          Each Fund may invest in variable rate municipal obligations and notes. Variable rate obligations have a yield that is adjusted periodically based upon market conditions.
          Each Fund may also invest in floating rate and variable rate demand notes. Demand notes provide that the holder may demand payment of the note at its par value plus accrued interest. These notes may be supported by an unconditional bank letter of credit guaranteeing payment of the principal or both the principal and accrued interest. Floating rate demand notes have an interest rate related to a known lending rate, such as the prime rate, and are automatically adjusted when such known rate changes. Such securities often react to changes in market interest rates in a manner similar to shorter-term securities that mature at the time of the next interest rate reset for the variable or floating rate instrument. In calculating its dollar-weighted average maturity, a Fund may determine the maturity of a variable or floating rate note according to the interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity.
      Futures and Option Strategies

          To protect against the effect of adverse changes in interest rates, each Fund may purchase and sell interest rate futures contracts and options on securities indexes, and may purchase put options on interest rate futures contracts (practices known as "hedging"). A Fund may purchase put options on interest rate futures contracts or sell interest rate futures contracts (that is, enter into a futures contract to sell the underlying security) to attempt to reduce the risk of fluctuations in its share value. A Fund may purchase an interest rate futures contract (that is, enter into a futures contract to purchase the underlying security) to attempt to establish more definitely the return on securities the Fund intends to purchase. The Funds may not use these instruments for speculation or leverage. In addition, a Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. Any gains from futures and options transactions would be taxable.

          The success of a Fund's strategies in reducing risks depends on many factors, the most significant of which is the Adviser's ability to predict market interest rate changes correctly, which differs from its ability to select portfolio securities. In addition, a hedge could be unsuccessful if the changes in the value of a Fund's futures contract or option positions do not correlate to the changes in the value of its investments. It is also possible that a Fund may be unable to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or that a Fund may need to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. Because the markets for futures and options are not always liquid, a Fund may be unable to close out or liquidate its hedged position and may be locked in during a market decline. The Adviser attempts to minimize the possible negative effects of these factors through careful selection and monitoring of each Fund's futures and options positions. The Adviser is of the opinion that a Fund's investment in futures transactions will not have a material adverse effect on that Fund's liquidity or ability to honor redemptions.
          The purchase and sale of options and futures contracts involve risks different from those involved with direct investments in securities, and also require different skills from the Adviser in managing the portfolios. While utilization of options, futures contracts and similar instruments may be advantageous to a Fund, if the Adviser is not successful in employing such instruments in managing a Fund's investments or in predicting interest rate changes, that Fund's performance will be worse than if the Fund did not use such instruments. In addition, a Fund will pay commissions and other costs in connection with such investments, which may increase that Fund's expenses and reduce its yield. A more complete discussion of the possible risks involved in transactions in options and futures contracts is contained in the Statement of Additional Information.
          Each Fund's current policy is to limit options and futures transactions to those described above. Each Fund currently does not intend to purchase put and call options having a value in excess of 5% of its total assets.
INVESTMENT LIMITATIONS

          Each Fund has adopted certain fundamental limitations that, like its investment objective, can be changed only by the vote of a majority of the outstanding voting securities of that Fund. For these purposes, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented in person or by proxy. These investment limitations are set forth under "Additional Information About Investment Limitations and Policies" in the Statement of Additional Information. Fund policies, unless described as fundamental, can be changed by the Board of Trustees.

HOW TO PURCHASE AND REDEEM SHARES

          Institutional Clients of Fairfield may purchase Navigator Shares from Fairfield, the principal offices of which are located at 200 Gibraltar Road, Horsham, Pennsylvania 19044. Other investors eligible to purchase Navigator Shares may purchase them through a brokerage account with Legg Mason.
          Customers of certain Institutional Clients that maintain omnibus accounts with the Funds' transfer agent may obtain shares through those Institutional Clients. Such Institutional Clients may receive payments from the Funds' distributor for account servicing, and may receive payments from their customers for other services performed. Investors otherwise eligible to purchase Navigator Shares can purchase them from Legg Mason without receiving or paying for such other services.
          Institutional Clients purchasing or holding Navigator Shares on behalf of their Customers are responsible for the transmission of purchase and redemption orders (and the delivery of funds) to a Fund on a timely basis.

PURCHASE OF SHARES
          The minimum investment is $50,000 for the initial purchase of Navigator Shares of each Fund and $100 for each subsequent investment. Each Fund may change these minimum amounts at its discretion. Institutional Clients may set different minimums for their Customers' investments in accounts invested in Navigator Shares.
          Share purchases will be processed at the net asset value next determined after Legg Mason or Fairfield has received your order; payment must be made within three business days to the selling organization. Orders received by Legg Mason or Fairfield before the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m. Eastern time) ( "close of the Exchange") on any day the Exchange is open will be executed
10
      at the net asset value determined as of the close of the Exchange on that day. Orders received by Legg Mason or Fairfield after the close of the Exchange or on days the Exchange is closed will be executed at the net asset value determined as of the close of the Exchange on the next day the Exchange is open. See "How Net Asset Value is Determined" on page 15.

          Each Fund reserves the right to reject any order for its shares, to suspend the offering of shares for a period of time, or to waive any minimum investment requirements. In addition to Institutional Clients purchasing shares directly from Fairfield, Navigator Shares may be purchased through procedures established by Fairfield in connection with requirements of Customer Accounts of various Institutional Clients.


          No sales charge is imposed by any of the Funds in connection with the purchase of Navigator Shares. Depending upon the terms of a particular Customer Account, however, Institutional Clients may charge their Customers fees for automatic investment and other cash management services provided in connection with investments in a Fund. Information concerning these services and any applicable charges will be provided by the Institutional Clients. This Prospectus should be read by Customers in connection with any such information received from the Institutional Clients. Any such fees, charges or other requirements imposed by an Institutional Client upon its Customers will be in addition to the fees and requirements described in this Prospectus.

REDEMPTION OF SHARES
          Shares may ordinarily be redeemed by a shareholder via telephone, in accordance with the procedures described below. However, Customers of Institutional Clients wishing to redeem shares held in Customer Accounts at the Institution may redeem only in accordance with instructions and limitations pertaining to their Account at the Institution.

          Fairfield clients can make telephone redemption requests by calling Fairfield at 1-800-441-3885. Legg Mason clients should call their financial advisor at 1-800-822-5544. Callers should have available the number of shares (or dollar amount) to be redeemed and their account number.

          Orders for redemption received by Legg Mason or Fairfield before the close of the Exchange, on any day when the Exchange is open, will be transmitted to Boston Financial Data Services ("BFDS"), transfer agent for the Funds, for redemption at the net asset value per share determined as of the close of the Exchange on that day. Requests for redemption received by Legg Mason or Fairfield after the close of the Exchange will be executed at the net asset value determined as of the close of the Exchange on its next trading day. A redemption request received by Legg Mason or Fairfield may be treated as a request for repurchase and, if it is accepted by Legg Mason, your shares will be purchased at the net asset value per share determined as of the next close of the Exchange.

          Shareholders may have their telephone redemption requests paid by a direct wire to a domestic commercial bank account previously designated by the shareholder, or mailed to the name and address in which the shareholder's account is registered with the respective Fund. Such payments will normally be transmitted on the next business day following receipt of a valid request for redemption. The proceeds of redemption or repurchase may be more or less than the original cost. If the shares to be redeemed or repurchased were paid for by check (including certified or cashier's checks) within 10 business days of the redemption or repurchase request, the proceeds may not be disbursed unless that Fund can be reasonably assured that the check has been collected.


          To the extent permitted by law, each Fund reserves the right to take up to seven days to make payment upon redemption if, in the judgment of the Adviser, that Fund could be adversely affected by immediate payment. (The Statement of Additional Information describes several other circumstances in which the date of payment may be postponed or the right of redemption suspended.)


          Each Fund will not be responsible for the authenticity of redemption instructions received by telephone, provided it follows reasonable procedures to identify the caller. Each Fund may request identifying information from callers or employ identification numbers. Each Fund may be liable for losses due to unauthorized or fraudulent instructions if it does not follow reasonable procedures. Telephone redemption privileges are available automatically to all shareholders unless certificates have been issued. Shareholders who do not wish to have telephone redemption privileges should call their financial advisor for further instructions.

          Because of the relatively high cost of maintaining small accounts, each Fund may elect to close any account with a current value of less than $500 by redeeming all of the shares in the account and mailing the proceeds to the investor. However, no Fund will redeem accounts that fall below $500 solely as a result of a reduction in net asset
                                                                              11
      value per share. If a Fund elects to redeem the shares in an account, the investor will be notified that the account is below $500 and will be allowed 60 days in which to make an additional investment in order to avoid having the account closed.

HOW SHAREHOLDER ACCOUNTS ARE MAINTAINED

          A shareholder account is established automatically for each investor. Any shares the investor purchases or receives as a dividend or other distribution will be credited directly to the account at the time of purchase or receipt. Shares may not be held in, or transferred to, an account with any brokerage firm other than Fairfield, Legg Mason or their affiliates. The Funds no longer issue share certificates.


          Navigator Shares sold to Institutional Clients acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of persons maintaining Customer Accounts at Institutional Clients will normally be held of record by the Institutional Clients. Therefore, in the context of Institutional Clients, references in this Prospectus to shareholders mean the Institutional Clients rather than their Customers.

HOW NET ASSET VALUE IS DETERMINED

          Net asset value per Navigator Share of each Fund is determined daily as of the close of the Exchange, on every day that the Exchange is open, by subtracting the liabilities attributable to Navigator Shares from the total assets attributable to such shares and dividing the result by the number of Navigator Shares outstanding. Securities owned by each Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued based upon appraisals received from an independent pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless conditions otherwise indicate. Other securities are valued at fair value as determined by, or under the supervision of, the Board of Trustees of the Trust.

DIVIDENDS AND OTHER DISTRIBUTIONS

          Dividends from net investment income of each Fund are declared daily and paid monthly. Shareholders begin to earn dividends on their Navigator Shares as of the settlement date, which is normally the third business day after their orders are placed with their Legg Mason or affiliated financial advisor. Each Fund also distributes to shareholders substantially all net capital gain (the excess of net long-term capital gain over net short-term capital loss) after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of the excise tax described under the heading "Additional Tax Information" in the Statement of Additional Information. Shareholders may elect to:

          1. Receive both dividends and capital gain distributions in Navigator Shares of the distributing Fund;
          2. Receive dividends in cash and capital gain distributions in Navigator Shares of the distributing Fund;
          3. Receive dividends in Navigator Shares of the distributing Fund and capital gain distributions in cash; or
          4. Receive both dividends and capital gain distributions in cash.

          In certain cases, shareholders may reinvest dividends and capital gain distributions in the corresponding class of shares of another Navigator fund. A shareholder should contact his or her financial advisor for additional information about this option. Qualified retirement plans that obtained Navigator Shares through exchange generally receive dividends and capital gain distributions in additional shares.

          If no election is made, both dividends and capital gain distributions are credited to the Institutional Client's account in Navigator Shares of the distributing Fund at the net asset value of the shares determined as of the close of the Exchange on the reinvestment date. Shares received pursuant to any of the first three (reinvestment) elections above also are credited to the account at that net asset value. If an investor elects to receive dividends and/or capital gain distributions in cash, a check will be sent. Investors purchasing through Fairfield may elect at any time to change the distribution option by notifying the applicable Fund in writing at: [insert complete Fund name], c/o Fairfield Group, Inc., 200 Gibraltar Road, Horsham, Pennsylvania 19044. Those purchasing
12
      through Legg Mason should write to: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland, 21203-1476. An election must be received at least 10 days before the record date in order to be effective for dividends and capital gain distributions paid to shareholders as of that date.

TAXES
      Federal Income Tax

          Each Fund intends to continue to qualify for treatment as a RIC under the Code so that it will be relieved of federal income tax on that part of its investment company taxable income (generally, taxable net investment income and any net short-term capital gain) and net capital gain that it distributes to its shareholders. If a Fund so qualifies and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of certain obligations the interest on which is excludable from gross income under Section 103(a) of the Code, that Fund may pay "exempt-interest" dividends to its shareholders. Those dividends constitute the portion of the aggregate dividends (excluding capital gain distributions), as designated by the Fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder's gross income; however, the amount of such dividends must be reported on the recipient's federal income tax return.

          If and to the extent a Fund receives interest on certain PABs, a proportionate part of the exempt-interest dividends paid by the Fund will be treated as a Tax Preference Item. In addition, exempt-interest dividends received by a corporate shareholder may be indirectly subject to the federal alternative minimum tax without regard to whether the Fund's tax-exempt interest is attributable to PABs.
          To the extent dividends are derived from taxable income from temporary investments, from net short-term capital gain or from the use of certain investment techniques described in "Investment Objective and Policies," page 8, they are taxable to shareholders as ordinary income (whether paid in cash or reinvested in Navigator Shares). No portion of those dividends will qualify for the corporate dividends-received deduction. Distributions derived from net capital gain, if any, are taxable to shareholders as long-term capital gain regardless of the length of time they have held their Navigator Shares (and irrespective of whether those distributions are paid in cash or reinvested in Navigator Shares).
          Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry Fund shares generally is not deductible. Persons who are "substantial users" (or related persons) of facilities financed by IDBs or PABs should consult their tax advisers before purchasing shares of a Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, a "substantial user" includes a non-exempt person who regularly uses in trade or business a part of a facility financed from the proceeds of IDBs or PABs.

          A redemption of Navigator Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. An exchange of Navigator Shares for shares of any other Navigator fund generally will have similar tax consequences. In addition, if Fund shares are purchased within 30 days before or after redeeming at a loss other shares of the same Fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

      For Maryland Tax-Free:
      Maryland Taxes

          Distributions paid by Maryland Tax-Free to Maryland residents attributable to interest received or capital gains recognized by the Fund on Maryland municipal obligations are exempt from Maryland state and local income taxes. Distributions attributable to interest received or capital gains recognized by the Fund on certain U.S. government obligations also are exempt from Maryland state and local income taxes. Distributions attributable to the Fund's other income or gains generally are subject to these taxes.

          Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares generally is not deductible for purposes of either Maryland state or local income tax. Fund shares held by an individual are not subject to the Maryland personal property tax. Fund shares held by a corporation also are not subject to the Maryland personal property tax. Subject to a three year phase-in period, dividends paid by the Fund with respect to Maryland municipal obligations and profits
                                                                              13
      realized on the sale or exchange of such obligations are not subject to the Maryland Franchise Tax imposed on "financial institutions" and measured by net earnings.
          In the case of individuals, Maryland imposes an income tax on Tax Preference Items. Interest paid on certain PABs is a Tax Preference Item. Accordingly, if the Fund holds such bonds, 50% of the interest thereon in excess of a threshold amount is subject to Maryland state and local tax. For Pennsylvania Tax-Free:
      Pennsylvania Taxes
          Individual shareholders of Pennsylvania Tax-Free who are otherwise subject to the Pennsylvania personal income tax will not be subject to that tax on distributions by the Fund that are attributable to interest on Pennsylvania municipal obligations. Distributions attributable to most other sources, including gains, will not be exempt from Pennsylvania personal income tax.
          Navigator Shares that are held by individual shareholders who are Pennsylvania residents will be exempt from the Pennsylvania county personal property tax to the extent that the Fund's portfolio consists of Pennsylvania municipal obligations on the annual assessment date. Nonresidents of Pennsylvania are not subject to this tax. Corporations are not subject to any of these personal property taxes. For shareholders who are residents of the City of Philadelphia, distributions of interest derived from Pennsylvania municipal obligations are not taxable for purposes of the Philadelphia School District investment net income tax, provided that the Fund reports to its shareholders the percentage of Pennsylvania municipal obligations held by it for the year. The Fund will report such percentage to its shareholders.
          Distributions of interest, but not gains, realized on Pennsylvania municipal obligations are not subject to the Pennsylvania corporate net income tax. The Pennsylvania Department of Revenue also takes the position that shares of funds similar to the Fund are not considered exempt assets of a corporation for the purposes of determining its capital stock value subject to Pennsylvania capital stock and franchise taxes.
      General
          Shareholders receive information after the close of each year concerning the tax status of all dividends and capital gain distributions from their Fund(s). Each Fund is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a certified taxpayer identification number. Each Fund also is required to withhold 31% of all taxable dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. Dividends derived from interest on Maryland municipal obligations may not be exempt from taxation under the laws of states other than Maryland. Dividends derived from interest on Pennsylvania municipal obligations may not be exempt from taxation under the laws of states other than Pennsylvania.
          The foregoing is only a summary of some of the important federal, Maryland, Pennsylvania and certain local income tax considerations generally affecting the respective Funds and their shareholders; see the Statement of Additional Information for a further discussion. In addition to those considerations which are applicable to any investment in the Funds, there may be other federal, state or local tax considerations applicable to a particular investor. Prospective shareholders are urged to consult their tax advisers with respect to the effects of this investment on their own tax situations.

SHAREHOLDER SERVICES
CONFIRMATIONS AND REPORTS

          Every shareholder of record will receive a confirmation of each new share transaction with a Fund. In addition, Legg Mason clients will receive a monthly statement which will also show the total number of shares being held in safekeeping by the Fund's transfer agent for the account of the shareholder.


          Confirmations for each purchase and redemption transaction (except a reinvestment of dividends or capital gain distributions) of Navigator Shares made by Institutional Clients acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of persons maintaining Customer Accounts at Institutional Clients will be sent to the Institutional Client by the transfer agent. Beneficial ownership of shares by Customer Accounts will be recorded by the Institutional Client and reflected in the regular account statements provided by them to their customers.

          Reports will be sent to each Fund's shareholders at least semiannually showing its portfolio and other information; the annual report for each Fund will contain financial statements audited by its independent accountants.
          Shareholder inquiries should be addressed to: "[insert complete Fund name], c/o Legg Mason
14

      Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476," or c/o "Fairfield Group, Inc., 200 Gibraltar Road, Horsham, Pennsylvania 19044."
EXCHANGE PRIVILEGE

          Holders of Navigator Shares are entitled to exchange them for a corresponding class of shares of any of the Legg Mason Funds, the Legg Mason Cash Reserve Trust, the Navigator Money Market Fund, Inc. and the Navigator Tax-Free Money Market Fund, Inc., provided the shares to be acquired are eligible for sale under applicable state securities laws.


          Investments by exchange into other Navigator funds are made at the per share net asset value determined on the same business day as redemption of the Fund shares you wish to exchange. To obtain further information concerning the exchange privilege and prospectuses of other Navigator funds, or to make an exchange, please contact your financial advisor. To effect an exchange by telephone, please call your investment executive with the information described in the section "How to Purchase and Redeem Shares," page 13. The other factors relating to telephone redemptions described in that section apply also to telephone exchanges. Please read the prospectus for the other fund(s) carefully before you invest by exchange. Each Fund reserves the right to modify or terminate its exchange privilege upon 60 days' notice to shareholders.

THE FUNDS' MANAGEMENT AND INVESTMENT ADVISER
BOARD OF TRUSTEES
          The business and affairs of each Fund are managed under the direction of the Board of Trustees of the Trust.
ADVISER

          Pursuant to separate advisory agreements with each Fund (each an "Advisory Agreement"), which were approved by the Trust's Board of Trustees, the Adviser, a wholly owned subsidiary of Legg Mason, Inc. (a financial services holding company), serves as each Fund's investment adviser. The Adviser administers and acts as the portfolio manager for each Fund and is responsible for the actual investment management of the Funds, including the responsibility for making investment decisions and placing orders to buy, sell or hold a particular security. Each Fund pays the Adviser, pursuant to the Advisory Agreement, a management fee equal to an annual rate of 0.55% of each Fund's average daily net assets attributable to Navigator Shares. Each Fund pays all its other expenses which are not assumed by the Adviser.


          Pursuant to a voluntary expense limitation, the Adviser has agreed to waive management fees such that total operating expenses (exclusive of taxes, interest, brokerage fees and extraordinary expenses) do not exceed annual rates of: 0.45% of average daily net assets attributable to Navigator Shares of Maryland Tax-Free or until the Fund's net assets reach $200 million, whichever occurs first; 0.45% of average daily net assets attributable to Navigator Shares of Pennsylvania Tax-Free or until the Fund's net assets reach $125 million, whichever occurs first; and 0.45% of average daily net assets attributable to Navigator Shares of Tax-Free Intermediate or until the Fund's net assets reach $100 million, whichever occurs first. These waiver agreements are in effect until July 31, 1998 and may be terminated by the Adviser at any time.


          The Adviser acts as investment adviser, manager or consultant to eighteen investment company portfolios which had aggregate assets under management of approximately $8.0 billion as of June 30, 1997. The Adviser's address is 111 South Calvert Street, Baltimore, Maryland 21202.

          Victoria M. Schwatka has been primarily responsible for the day-to-day management of the Fund since its inception. Mrs. Schwatka is a portfolio manager and Senior Vice-President of Legg Mason's Fixed Income Group. Mrs. Schwatka has been employed by Legg Mason since June, 1986.

          Jane E. Trust became co-manager of the Trust on July 31, 1997. Ms. Trust has been a Vice President of the Adviser since July 1994, and a portfolio manager for Legg Mason's Fixed Income Group since 1991.

THE FUNDS' DISTRIBUTOR

          Legg Mason, a wholly owned subsidiary of Legg Mason, Inc., is the distributor of the Funds' shares pursuant to a separate Underwriting Agreement with each Fund. Each Underwriting Agreement obligates Legg Mason to pay certain expenses in connection with the offering of shares of the Funds, including any compensation to its financial advisors, the printing and distribution of prospectuses, statements of additional information and periodic reports used in connection with the offering to prospective investors, after the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to existing shareholders at each respective Fund's expense, and for any supplementary sales literature and advertising costs. Legg Mason also assists BFDS with certain of its duties as transfer agent; for the year ended March 31, 1997, Legg Mason received from BFDS $18,000, $8,000 and $6,000 for performing such services in connection with Maryland Tax-Free, Pennsylvania Tax-Free and Tax-Free Intermediate, respectively.


          Fairfield, a wholly owned subsidiary of Legg Mason, Inc., is a registered broker-dealer with principal offices located at 200 Gibraltar Road, Horsham, Pennsylvania 19044. Fairfield may sell Navigator Shares pursuant to a Dealer Agreement with the Funds' distributor, Legg Mason. Neither Fairfield nor Legg Mason receives compensation from the Funds for selling Navigator Shares.

          The Chairman, President and Treasurer of the Trust are employed by Legg Mason.

THE FUND'S CUSTODIAN AND TRANSFER AGENT
          State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is custodian for the securities and cash of the Funds. Boston Financial Data Services, P.O. Box 953, Boston, Massachusetts 02103, is the transfer agent for Fund shares and dividend-disbursing agent for the Funds.

DESCRIPTION OF THE TRUST AND ITS SHARES
          The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 21, 1990. The Declaration of Trust authorizes the Trust to issue an unlimited number of shares and to create additional series, each of which may issue separate classes of shares. Three series of the Trust currently are being offered.

          Each series of the Trust currently offers two Classes of Shares -- Class Y (known as "Navigator Shares") and Class A (known as "Primary Shares"). The two Classes represent interests in the same pool of assets. A separate vote is taken by a Class of Shares of a Fund if a matter affects just that Class of Shares. Each Class of Shares may bear certain differing Class-specific expenses and sales charges which may affect performance.

          The Board of Trustees of the Trust does not anticipate that there will be any conflicts among the interests of the holders of the different classes of Fund shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action.
          Shareholders of the Funds are entitled to one vote per share and fractional votes for fractional shares held. Voting rights are not cumulative. All shares of the Funds are fully paid and nonassessable and have no preemptive or conversion rights.

          Shareholders' meetings will not be held except where the 1940 Act requires a shareholder vote on certain matters (including the election of trustees, approval of an advisory contract, and approval of a plan of distribution pursuant to Rule 12b-1). The Trust will call a special meeting of the shareholders at the request of 10% or more of the shares entitled to vote; shareholders wishing to call such a meeting should submit a written request to their respective Fund at 111 South Calvert Street, Baltimore, Maryland 21202, stating the purpose of the proposed meeting and the matters to be acted upon.

          Each Fund acknowledges that it is solely responsible for the information or any lack of information about it in this joint Prospectus and in the joint Statement of Additional Information, and no other Fund is responsible therefor. There is a possibility that one Fund might be deemed liable for misstatements or omissions regarding another Fund in this Prospectus or in the joint Statement of Additional Information; however, the Funds deem this possibility slight.

                      THE LEGG MASON TAX-FREE INCOME FUND:
                    LEGG MASON MARYLAND TAX-FREE INCOME TRUST
                  LEGG MASON PENNSYLVANIA TAX-FREE INCOME TRUST
               LEGG MASON TAX-FREE INTERMEDIATE-TERM INCOME TRUST
                                 PRIMARY SHARES
                                NAVIGATOR SHARES

                       STATEMENT OF ADDITIONAL INFORMATION


                                  JULY 31, 1997


         MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE FUNDS' PRIMARY SHARES AND NAVIGATOR SHARES, EACH DATED JULY 31, 1997, AS APPROPRIATE, WHICH HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). COPIES OF THE FUNDS' PROSPECTUSES ARE AVAILABLE WITHOUT CHARGE FROM THE FUNDS AT (410) 539- 0000. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AUTHORIZED FOR USE UNLESS PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

         The Legg Mason Tax-Free Income Fund ("Trust") is an open-end investment company which currently has three separate investment series (each a "Fund").


         Legg Mason Maryland Tax-Free Income Trust ("Maryland Tax-Free Fund") seeks a high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital. In attempting to achieve this objective, the Fund's investment adviser, Legg Mason Fund Adviser, Inc. ("Adviser"), invests primarily in debt instruments issued by or on behalf of the state of Maryland, its political subdivisions, municipalities, agencies, instrumentalities or public authorities, the interest on which, in the opinion of counsel to the issuer, is exempt from federal and Maryland state and local income taxes ("Maryland municipal obligations") and which are investment grade.

         Legg Mason Pennsylvania Tax-Free Income Trust ("Pennsylvania Tax-Free Fund") seeks a high level of current income exempt from federal income tax and Pennsylvania personal income tax, consistent with prudent investment risk and preservation of capital. In attempting to achieve this objective, the Adviser invests primarily in debt instruments issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, municipalities, agencies, instrumentalities or public authorities, the interest on which, in the opinion of counsel to the issuer, is exempt from federal income tax and Pennsylvania personal income tax ("Pennsylvania municipal obligations") and which are investment grade.

         Legg Mason Tax-Free Intermediate-Term Income Trust ("Tax-Free Intermediate Fund") seeks a high level of current income exempt from federal income tax, consistent with prudent investment risk. In attempting to achieve this objective, the Adviser invests primarily in debt instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of counsel to the issuer, is exempt from federal income tax ("municipal obligations") and which are investment grade.

         Under normal circumstances, each Fund's investment in obligations the interest on which is a tax preference item for purposes of the federal alternative minimum tax ("Tax Preference Item") will be limited to a maximum of 20% of its total assets.

         Shares of Navigator Maryland Tax-Free Fund, Navigator Pennsylvania Tax-Free Fund and Navigator Tax-Free Intermediate Fund (collectively referred to as "Navigator Shares") represent interests in the Funds that are currently offered for sale only to institutional clients of the Fairfield Group, Inc. ("Fairfield") for investment of their own monies and monies for which they act in a fiduciary capacity, to clients of Legg Mason Trust Company ("Trust Company") for which Trust Company exercises discretionary investment management responsibility (such institutional investors are referred to collectively as "Institutional Clients" and accounts of the customers with such Clients ("Customers") are referred to collectively as "Customer Accounts", to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, and to The Legg Mason Profit Sharing Plan and Trust. The Navigator Class of Shares of each Fund may not be purchased by individuals directly, but Institutional Clients may purchase shares for Customer Accounts maintained for individuals.


         The Primary Class of shares of Legg Mason Maryland Tax-Free Fund, Legg Mason Pennsylvania Tax-Free Fund and Legg Mason Tax-Free Intermediate Fund (collectively referred to as "Primary Shares") is offered for sale to all other investors and may be purchased directly by individuals. The Primary Class of shares of Legg Mason Maryland Tax-Free Fund and Legg Mason Pennsylvania Tax-Free Fund is sold with a front-end sales charge. THE FRONT-END SALES CHARGE IS WAIVED FOR ALL PURCHASES OF PRIMARY SHARES OF THE LEGG MASON TAX-FREE INTERMEDIATE FUND THROUGH JULY 31, 1998.


         Navigator Shares are sold and redeemed without any purchase or redemption charge imposed by the Funds, although Institutional Clients may charge their Customer Accounts for services provided in connection with the purchase or redemption of Navigator Shares. The Funds pay management fees to Legg Mason Fund Adviser, Inc. Primary Shares pay a 12b-1 distribution fee, but Navigator Shares pay no distribution fees. See "The Fund's Distributor."

                             LEGG MASON WOOD WALKER
                                  INCORPORATED

         --------------------------------------------------------------

                            111 SOUTH CALVERT STREET
                                  P.O. BOX 1476
                         BALTIMORE, MARYLAND 21203-1476
                          (410) 539-0000 (800) 822-5544

                     ADDITIONAL INFORMATION ABOUT INVESTMENT
                            LIMITATIONS AND POLICIES

         In addition to the investment objectives described in the Prospectuses, each Fund has adopted certain fundamental investment limitations that cannot be changed except by a vote of the shareholders of that Fund. The following are each Fund's fundamental investment limitations set forth in their entirety. Each Fund may not:

         1. Borrow money, except from banks or through reverse repurchase agreements for temporary purposes in an aggregate amount not to exceed 10% of the value of the total assets of the Fund; provided that borrowings, including reverse repurchase agreements, in excess of 5% of such value will be only from banks (although not a fundamental policy subject to shareholder approval, the Fund will not purchase securities if borrowings, including reverse repurchase agreements, exceed 5% of its total assets);

         2. Issue bonds or any other class of securities preferred over shares of the Fund in respect of the Fund's assets or earnings, provided that the Trust may issue separate series of shares in accordance with its Declaration of Trust;

         3. Underwrite the securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security;

         4. Buy or hold any real estate other than municipal bonds secured by real estate or interests therein;

         5. Purchase or sell any commodities or commodities contracts, except that the Fund may purchase or sell interest rate futures contracts, options on securities indexes and options on interest rate futures contracts;

         6. Purchase or sell any oil, gas or mineral exploration or development programs;

         7. Make loans, except loans of portfolio securities and except to the extent the purchase of a portion of an issue of publicly distributed notes, bonds or other evidences of indebtedness, the entry into repurchase agreements, or deposits with banks and other financial institutions may be considered loans;

         8. Buy securities on "margin," except for short-term credits necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with the use of interest rate futures contracts and options on interest rate futures contracts;

         9. Make short sales of securities or maintain a short position, except that the Fund may (a) make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts and (b) sell short "against the box" (although not a fundamental policy, the Fund does not intend to make short sales in excess of 5% of its assets during the coming year);

         The foregoing investment limitations cannot be changed without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

         As a non-fundamental investment limitation (which may be changed by the vote of the Trust's Board of Trustees without shareholder approval), each Fund will not:

         1. Invest more than 10% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days; or

         2. Invest 25% or more of its total assets in the securities of issuers in any one industry, provided that this limitation does not apply to (a) obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities or repurchase agreements thereon; (b) Pennsylvania municipal obligations for the Pennsylvania Tax-Free Fund and Maryland municipal obligations for the Maryland Tax-Free Fund; and (c) municipal obligations for the Tax-Free Intermediate Fund. For the purpose of this restriction, industrial development bonds issued by non-governmental users will not be considered municipal obligations.


         In addition, the Pennsylvania Tax-Free Fund will not purchase the securities of other open-end investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

         If any percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of total assets of a Fund will not be considered a violation of any of the foregoing fundamental or non-fundamental limitations.


         Unless otherwise specified, the policies and limitations set forth in this Statement of Additional Information are non-fundamental and can be changed without a shareholder vote. Each Fund anticipates being as fully invested as practicable in municipal obligations; however, there may be occasions when, as a result of maturities of portfolio securities, or sales of a Fund's shares, or in order to meet anticipated redemption requests, a Fund may hold cash which is not earning income or makes use of repurchase agreements, the income from which would be taxable.


MUNICIPAL OBLIGATIONS

         The municipal obligations in which each Fund may invest include municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase or a conditional sales contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Rather than holding such obligations directly, a Fund may purchase a participation interest in a municipal lease obligation from a bank or other third party. A participation interest gives a Fund a specified, undivided pro-rata interest in the total amount of the obligation.

         Municipal lease obligations have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits or public sale requirements. Leases, installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed inapplicable because of the inclusion in many leases and contracts of "non- appropriation" clauses providing that the governmental user has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

         In determining the liquidity of a municipal lease obligation, the Adviser will distinguish between simple or direct municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond or other investment structure using a municipal lease-purchase agreement as its base. While the former may present special liquidity issues, the latter are based on a well established method of securing payment of a municipal obligation. A Fund's investment in municipal lease obligations and participation interests therein will be treated as illiquid unless the Adviser determines, pursuant to guidelines established by the Board of Trustees, that the security could be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the security.

         The municipal obligations in which each Fund may invest also include zero coupon bonds and deferred interest bonds, although each Fund currently does not intend to invest more than 5% of the value of its total assets in such instruments during the coming year. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. Like other municipal securities, the price can also reflect a premium or discount to par reflecting the market's judgment as to the issuer's creditworthiness, the interest rate or other similar factors. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Such instruments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such instruments may experience greater volatility in market value than debt obligations which make regular payments of interest. Each Fund will accrue income on such investments for accounting purposes, which is distributable to shareholders.

         An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal obligations may be materially and adversely affected.

         Opinions relating to the validity of municipal obligations, to the exemption of interest thereon from federal income tax, Maryland state and local income taxes and Pennsylvania personal income tax, and to the lack of treatment of that interest as a Tax Preference Item, respectively, are rendered by counsel to the issuers at the time of issuance. Neither the Funds nor the Adviser will independently review the basis for such opinions.

         The United States Supreme Court has held that Congress may subject the interest on municipal obligations to federal income tax. It can be expected that, as in the past, proposals will be introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. Proposals also may be introduced in state legislatures which could affect the state tax treatment of each Fund's distributions. If any such proposals were enacted, the availability of municipal obligations for investment by the Funds and the value of their assets could be materially and adversely affected. In such event, each Fund would re-evaluate its investment objective and policies and consider changes in its structure or possible dissolution.

WHEN-ISSUED SECURITIES

         Delivery of and payment for when-issued securities normally take place 15 to 45 days after the date of the commitment. Interest rates on when-issued securities are normally fixed at the time of the commitment.

Consequently, increases in the market rate of interest between the commitment date and settlement date may result in a market value for the security on the settlement date that is less than its purchase price.

         With regard to each such commitment, a Fund maintains in a segregated account with the custodian, commencing on the date of such commitment, cash, U.S. government securities or other high-quality liquid debt securities equal in value to the purchase price for the when-issued securities due on the settlement date. Each Fund only makes when-issued commitments with the intention of actually acquiring the securities subject thereto, but a Fund may sell these securities before the settlement date if market conditions warrant. When payment is due for when-issued securities, a Fund meets its obligations from then-available cash flow, from the sale of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The purchase of when-issued securities may affect a Fund's share price in a manner similar to the use of borrowing.

CALLABLE BONDS

         Callable bonds generally have call-protection (that is, a period of time during which the bonds may not be called) which usually lasts for 7 to 10 years from the date of issue, after which time such bonds may be redeemed by the issuer. An issuer may generally be expected to call its bonds, or a portion of them, during periods of declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If interest rates decline as the call-protection on callable bonds expires, there is an increased likelihood that a number of such bonds may in fact be redeemed by the issuers.

STAND-BY COMMITMENTS

         When a Fund exercises a stand-by commitment that it has acquired from a dealer with respect to municipal obligations held by it, the dealer normally pays the Fund an amount equal to (1) the Fund's acquisition cost of the municipal obligations (excluding any accrued interest which the Fund paid on its acquisition) less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus
(2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased by the Fund, whichever is later. The Fund's right to exercise stand-by commitments is unconditional and unqualified and exercisable by the Fund at any time prior to the underlying securities' maturity.

         A stand-by commitment is not transferable by a Fund without the underlying securities, although the Fund could sell the underlying municipal obligations to a third party at any time. The Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). Each Fund intends to enter into stand-by commitments only with those banks, brokers and dealers that in the Adviser's opinion present minimal credit risks.

         Each Fund intends to acquire stand-by commitments solely to facilitate liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not ordinarily affect the valuation or assumed maturity of the underlying municipal obligations. Stand-by commitments would not affect the average weighted maturity of the assets of a Fund.


FIXED, VARIABLE AND FLOATING RATE OBLIGATIONS


         A variable rate obligation differs from an obligation with a fixed rate coupon, the value of which fluctuates in inverse relation to interest rate changes. If interest rates decline below the coupon rate, generally the value of a fixed rate obligation increases and the obligation sells at a premium. Should interest rates increase above the coupon rate, generally the value of a fixed rate obligation decreases and the obligation sells at a discount. The magnitude of such capital fluctuations is also a function of the period of time remaining until the obligation matures. Short-term fixed rate obligations are minimally affected by interest rate changes; the greater the remaining period until maturity, the greater the fluctuation in value of a fixed rate obligation is likely to be.

         Variable rate obligation coupons are not fixed for the full term of the obligation, but are adjusted periodically based upon changes in prevailing interest rates. As a result, the value of variable rate obligations is less affected by changes in interest rates. The more frequently such obligations are adjusted, the less such obligations are affected by interest rate changes during the period between adjustments. The value of a variable rate obligation, however, may fluctuate in response to market factors and changes in the creditworthiness of the issuer.

         By investing in variable rate obligations, a Fund hopes to take advantage of the normal yield curve function that usually results in higher yields on longer-term investments. This policy also means that should interest rates decline, the yield of the Fund will decline, and the Fund and its shareholders will forego the opportunity for, respectively, capital appreciation of its portfolio investments and of their shares. Should interest rates increase, the yield of the Fund will increase, and the Fund and its shareholders will diminish the risk of, respectively, capital depreciation of its portfolio investments and of their shares. There is no limitation on the percentage of a Fund's assets that may be invested in variable rate obligations. However, each Fund will limit the value of its investments in any variable rate securities that are illiquid and in all other illiquid securities to 10% or less of its net assets.

         Floating rate obligations also are not fixed, but are adjusted as specified benchmark interest rates change. In other respects, their characteristics are similar to variable rate notes, as discussed above.

YIELD FACTORS AND RATINGS

         Standard & Poor's ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Investors Service, Inc. ("Fitch") are private services that provide ratings of the credit quality of obligations. A description of the ratings assigned to obligations by Moody's, S&P and Fitch is included in Appendix A. A Fund may consider these ratings in determining whether to purchase, sell or hold a security. The ratings represent Moody's, S&P's and Fitch's opinions as to the quality of the obligations which they undertake to rate. Ratings are general and are not absolute standards of quality. Consequently, obligations with the same maturity, interest rate and rating may have different market prices. In addition to ratings assigned to individual bond issues, the Adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. Credit rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

SECURITIES LENDING

         A Fund may lend portfolio securities to dealers in municipal securities, brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of taxable interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Funds do not have the right to vote securities on loan, but each Fund would terminate the loan and regain the right to vote if that were considered important with respect to the investment. Because interest from securities lending is taxable, each Fund presently does not intend to loan more than 5% of its portfolio securities at any given time.

REVERSE REPURCHASE AGREEMENTS

         A reverse repurchase agreement is a portfolio management technique in which a Fund temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, including interest payment. A Fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio instruments. A Fund may also engage in reverse repurchase agreements in order to reinvest the proceeds in other securities or repurchase agreements. Such a use of reverse repurchase agreements would constitute a form of leverage.


         When a Fund reinvests the proceeds of a reverse repurchase agreement in other securities, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds are invested would affect the market value of the Fund's assets. As a result, such transactions could increase fluctuation in the Fund's net asset value. If a Fund reinvests the proceeds of the agreement at a rate lower than the cost of the agreement, engaging in the agreement will lower the Fund's yield. While engaging in reverse repurchase agreements, each Fund will maintain cash or other appropriate liquid securities in a segregated account at its custodian bank with a value at least equal to the Fund's obligation under the agreements.


         The ability of a Fund to engage in reverse repurchase agreements is subject to the Fund's fundamental investment limitation concerning borrowing described above.

REPURCHASE AGREEMENTS


         A repurchase agreement is an agreement under which U.S. government obligations or other high-quality debt securities are acquired by a Fund from a securities dealer or bank subject to resale at a previously agreed-upon price and date. The resale price reflects an agreed interest rate effective for the period the securities are held and is unrelated to the interest rate provided by the securities. In these transactions, the securities acquired by the Fund are held by a custodian bank until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreements. Repurchase agreements are usually for periods of one week or less, but may be for longer periods. Each Fund will not enter into repurchase agreements of more than seven days duration if more than 10% of its net assets would be invested in such agreements and other illiquid investments. A Fund's income from repurchase agreements is taxable income.


         To the extent that proceeds from the sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund might suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization upon the collateral by the Fund could be delayed or limited, during which time the value of the Fund's collateral might decline. However, each Fund has adopted standards for the parties with whom it will enter into repurchase agreements that the Trust's Board of Trustees believes are reasonably designed to assure that each party presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.

INTEREST RATE FUTURES CONTRACTS

         Interest rate futures contracts, which are traded on commodity futures exchanges, provide for the sale by one party and the purchase by another party of a specified type and amount of financial instruments (or an index of financial instruments) at a specified future date. Interest rate futures contracts currently exist covering such financial instruments as U.S. Treasury bonds, notes and bills, Government National Mortgage Association certificates, bank certificates of deposit and 90-day commercial paper. An interest rate futures contract may be held until the underlying instrument is delivered and paid for on the delivery date, but most contracts are closed out before then by taking an offsetting position on a futures exchange.

         A Fund may purchase an interest rate futures contract (that is, enter into a futures contract to purchase an underlying financial instrument) when it intends to purchase fixed income securities but has not yet done so. This strategy is sometimes called an anticipatory hedge. This strategy is intended to minimize the effects of an increase in the price of the securities the Fund intends to purchase (but may also reduce the effects of a decrease in price), because the value of the futures contract would be expected to rise and fall in the same direction as the price of the securities the Fund intends to purchase. The Fund could purchase the intended securities either by holding the contract until delivery and receiving the financial instrument underlying the futures contract, or by purchasing the securities directly and closing out the futures contract position. If the Fund no longer wished to purchase the securities, it would close out the futures contract before delivery.

         A Fund may sell a futures contract (that is, enter into a futures contract to sell an underlying financial instrument) to offset price changes of securities it already owns. This strategy is intended to minimize any price changes in the securities the Fund owns (whether increases or decreases) caused by interest rate changes, because the value of the futures contract would be expected to move in the opposite direction from the value of the securities owned by the Fund. The Funds do not expect ordinarily to hold futures contracts they have sold until delivery or to use securities they own to satisfy delivery requirements. Instead, each Fund expects to close out such contracts before the delivery date.

         The prices of interest rate futures contracts depend primarily on the value of the instruments on which they are based, the price changes of which, in turn, primarily reflect changes in current interest rates. Because there are a limited number of types of interest rate futures contracts, it is likely that the standardized futures contracts available to a Fund will not exactly match the securities the Fund wishes to hedge or intends to purchase, and consequently will not provide a perfect hedge against all price fluctuation. Because fixed income instruments all respond similarly to changes in interest rates, however, a futures contract, the underlying instrument of which differs from the securities the Fund wishes to hedge or intends to purchase, may still provide protection against changes in interest rate levels. To compensate for differences in historical volatility between positions a Fund wishes to hedge and the standardized futures contracts available to it, the Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase.

FUTURES TRADING

         If a Fund does not wish to hold a futures contract position until the underlying instrument is delivered and paid for on the delivery date, it may attempt to close out the contract by entering into an offsetting position on a futures exchange that provides a secondary market for the contract. A futures contract is closed out by entering into an opposite position in an identical futures contract (for example, by purchasing a contract on the same instrument and with the same delivery date as a contract the Fund had sold) at the current price as determined on the futures exchange. A Fund's gain or loss on closing out a futures contract depends on the difference between the price at which the Fund entered into the contract and the price at which the contract is closed out. Transaction costs in opening and closing futures contracts must also be taken into account. There can be no assurance that a Fund will be able to offset a futures position at the time it wishes to, or at a price that is advantageous. If a Fund were unable to enter into an offsetting position in a futures contract, it might have to continue to hold the contract until the delivery date, in which case it would continue to bear the risk of price fluctuation in the contract until the underlying instrument was delivered and paid for.


         At the time a Fund enters into an interest rate futures contract, it is required to deposit with its custodian, in the name of the futures broker (known as a futures commission merchant, or "FCM"), a percentage of the contract's value. This amount, which is known as initial margin, generally equals 5% or less of the value of the futures contract. Initial margin is in the nature of a good faith deposit or performance bond, and is returned to the Fund when the futures position is terminated, after all contractual obligations have been satisfied. Futures margin does not represent a borrowing by a Fund, unlike margin extended by a securities broker, and depositing initial margin in connection with futures positions does not constitute purchasing securities on margin for the purposes of a Fund's investment limitations. Initial margin may be maintained either in cash or other appropriate liquid securities such as U.S. government securities.


         As the contract's value fluctuates, payments known as variation margin or maintenance margin are made to or received from the FCM. If the contract's value moves against the Fund (i.e., the Fund's futures position declines in value), the Fund may be required to make payments to the FCM, and, conversely, the Fund may be entitled to receive payments from the FCM if the value of its futures position increases. This process is known as marking-to-market and takes place on a daily basis.


         In addition to initial margin deposits, the Fund will instruct its custodian to segregate additional cash and appropriate liquid securities to cover its obligations under futures contracts it has purchased. The value of the assets held in the segregated account will be equal to the daily market value of all outstanding futures contracts purchased by the Fund, less the amount deposited as initial margin. When the Fund has sold futures contracts to hedge securities it owns, it will not sell those securities (or lend to another party) while the contracts are outstanding, unless it substitutes other similar securities for the securities sold or lent. The Fund will not sell futures contracts with a value exceeding the value of securities it owns, except that the Fund may do so to the extent necessary to adjust for differences in historical volatility between the securities owned and the contracts used as a hedge.


RISKS OF INTEREST RATE FUTURE CONTRACTS

         By purchasing an interest rate futures contract, the Fund in effect becomes exposed to price fluctuations resulting from changes in interest rates, and by selling a futures contract the Fund neutralizes those fluctuations. If interest rates fall, the Fund would expect to profit from an increase in the value of the instrument underlying a futures contract it had purchased, and if interest rates rise, the Fund would expect to offset the resulting decline in the value of the securities it owns by profits in a futures contract it has sold. If interest rates move in the direction opposite that which was contemplated at the time of purchase, however, the Fund's positions in futures contracts could have a negative effect on the Fund's net asset value. If interest rates rise when the Fund has purchased futures contracts, the Fund could suffer a loss in its futures positions. Similarly, if interest rates fall, losses in a futures contract a Fund has sold could negate gains on securities the Fund owns, or could result in a net loss to the Fund. In this sense, successful use of interest rate futures contracts by a Fund will depend on the Adviser's ability to hedge the Fund in the correct way at the appropriate time.

         Other than the risk that interest rates will not move as expected, the primary risk in employing interest rate futures contracts is that the market value of the futures contracts may not move in concert with the value of the securities the Fund wishes to hedge or intends to purchase. This may result from differences between the instrument underlying the futures contracts and the securities the Fund wishes to hedge or intends to purchase, as would be the case, for example, if the Fund hedged U.S. Treasury bonds by selling futures contracts on U.S. Treasury notes.

         Even if the securities which are the objects of a hedge are identical to those underlying the futures contract, there may not be perfect price correlation between the two. Although the value of interest rate futures contracts is primarily determined by the price of the underlying financial instruments, the value of interest rate futures contracts is also affected by other factors, such as current and anticipated short-term and long-term interest rates, the time remaining until expiration of the futures contract, and conditions in the futures markets, which may not affect the current market price of the underlying financial instruments in the same way. In addition, futures exchanges establish daily price limits for interest rate futures contracts, and may halt trading in the contracts if their prices move upward and downward more than a specified daily limit on a given day. This could distort the relationship between the price of the underlying instrument and the futures contract, and could prevent prompt liquidation of unfavorable futures positions. The value of a futures contract may also move differently from the price of the underlying financial instrument because of inherent differences between the futures and securities markets, including variations in speculative demand for futures contracts and for debt securities, the differing margin requirements for futures contracts and debt securities, and possible differences in liquidity between the two markets.

PUT OPTIONS ON INTEREST RATE FUTURES CONTRACTS

         Purchasing a put option on an interest rate futures contract gives a Fund the right to assume a seller's position in the contract at a specified exercise price at any time up to the option's expiration date. In return for this right, the Fund pays the current market price for the option (known as the option premium), as determined on the commodity futures exchange where the option is traded.

         A Fund may purchase put options on interest rate futures contracts to hedge against a decline in the market value of securities the Fund owns. Because a put option is based on a contract to sell a financial instrument at a certain price, its value will tend to move in the opposite direction from the price of the financial instrument underlying the futures contract; that is, the put option's value will tend to rise when prices fall, and fall when prices rise. By purchasing a put option on an interest rate futures contract, the Fund would attempt to offset potential depreciation of securities it owns by appreciation of the put option. This strategy is similar to selling the underlying futures contract directly.

         A Fund's position in a put option on an interest rate futures contract may be terminated either by exercising the option (and assuming a seller's position in the underlying futures contract at the option's exercise price) or by closing out the option at the current price as determined on the futures exchange. If the put option is not exercised or closed out before its expiration date, the entire premium paid would be lost by the Fund. A Fund could profit from exercising a put option if the current market value of the underlying futures contract were less than the sum of the exercise price of the put option and the premium paid for the option because the Fund would, in effect, be selling the futures contract at a price higher than the current market price. A Fund could also profit from closing out a put option if the current market price of the option is greater than the premium the Fund paid for the option. Transaction costs must also be taken into account in these calculations. A Fund may close out an option it had purchased by selling an identical option (that is, an option on the same futures contract, with the same exercise price and expiration date) in a closing transaction on a futures exchange that provides a secondary market for the option. A Fund is not required to make futures margin payments when it purchases an option on an interest rate futures contract.

         Compared to the purchase or sale of an interest rate futures contract, the purchase of a put option on an interest rate futures contract involves a smaller potential risk to the Fund, because the maximum amount at risk is the premium paid for the option (plus related transaction costs). If prices of debt securities remain stable, however, purchasing a put option may involve a greater probability of loss than selling a futures contract, even though the amount of the potential loss is limited. The Adviser will consider the different risk and reward characteristics of options and futures contracts when selecting hedging instruments.

RISKS OF TRANSACTIONS IN OPTIONS ON INTEREST RATE FUTURES CONTRACTS

         Options on interest rate futures contracts are subject to risks similar to those described above with respect to interest rate futures contracts. These risks include the risk that the Adviser may not hedge a Fund in the correct way at the appropriate time, the risk of imperfect price correlation between the option and the securities being hedged, and the risk that there may not be an active secondary market for the option. There is also a risk of imperfect price correlation between the option and the underlying futures contract.

         Although the Adviser will purchase and write only those options for which there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular option at any particular time. If there were no liquid secondary market for a particular option, a Fund might have to exercise an option it had purchased in order to realize any profit, and might continue to be obligated under an option it had written until the option expired or was exercised.

REGULATORY NOTIFICATION OF FUTURES AND OPTIONS STRATEGIES

         The Trust has filed on behalf of the Funds a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. Under regulations adopted by the CFTC, futures contracts and related options may be used by a Fund
(a) for hedging purposes, without quantitative limits, and (b) for other purposes to the extent that the amount of margin deposit on all such non-hedging futures contracts owned by the Fund, together with the amount of premiums paid by the Fund on all such non- hedging options held on futures contracts, does not exceed 5% of the market value of the Fund's net assets. Each Fund will not purchase futures contracts or related options if as a result more than 25% of the Fund's total assets would be so invested. These limits on the Fund's investments in futures contracts are not fundamental and may be changed by the Board of Trustees as regulatory agencies permit. Each Fund will not modify these limits to increase its permissible futures and related options activities without supplying additional information in a supplement to a current Prospectus or Statement of Additional Information that has been distributed or made available to the Fund's shareholders.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


         Each Fund offers two classes of shares, known as Primary Shares and Navigator Shares. Primary Shares are available from Legg Mason Wood Walker, Incorporated ("Legg Mason") and certain of its affiliates. Navigator Shares are currently offered for sale only to Institutional Clients, to clients of Trust Company, for which Trust Company exercises discretionary investment management responsibility, to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, and to The Legg Mason Profit Sharing Plan and Trust. Navigator Shares may not be purchased by individuals directly, but Institutional Clients may purchase shares for Customer Accounts maintained for individuals. Primary Shares are available to all other investors.


FUTURE FIRST SYSTEMATIC INVESTMENT PLAN


         If you invest in Primary Shares, the Prospectus for those shares explains that you may buy Primary Shares through the Future First Systematic Investment Plan. Under this plan you may arrange for automatic monthly investments in Primary Shares of $50 or more by authorizing Boston Financial Data Services ("BFDS"), the Funds' transfer agent, to transfer funds each month from your checking account to be used to buy Primary Shares of the Fund you selected at the per share net asset value determined on the day the funds are sent from your bank. An account statement will be sent to you quarterly. You may terminate the Future First Systematic Investment Plan at any time without charge or penalty. Forms to enroll in the Future First Systematic Investment Plan are available from any Legg Mason or affiliated office.


PURCHASES BY CHECK

         In making purchases of shares by check, you should be aware that checks drawn on a member bank of the Federal Reserve System will normally be converted to federal funds and used to purchase shares within two business days of receipt by Legg Mason or its affiliate. Legg Mason is closed on the days that the New York Stock Exchange ("Exchange") is closed, which are listed under "Valuation of Fund Shares". Checks drawn on banks that are not members of the Federal Reserve System may take up to nine business days to be converted.

LETTER OF INTENTION -- (Primary Shares)


         Through a Letter of Intention ("LOI") you may pay the lower sales charge on the dollar amount of Primary Shares currently being purchased plus the dollar amount of any purchases you intend to make during the next thirteen months of shares of this and other Legg Mason funds sold with an initial sales charge. To take advantage of an LOI you should indicate the total amount you intend to purchase over the thirteen-month period on the form available from your Legg Mason or affiliated financial advisor. Holdings acquired up to 90 days before the LOI is filed will be counted toward completion of the LOI and will be entitled to a retroactive downward adjustment of the initial sales charge providing that you bring the prior purchase(s) to the attention of your Legg Mason or affiliated financial advisor at the time the LOI is filed. The minimum investment under an LOI is $50,000. Signing an LOI does not obligate you to purchase the full amount indicated, but you must complete the intended purchase to obtain the reduced sales charge. THE FRONT-END SALES CHARGE IS WAIVED FOR ALL PURCHASES OF PRIMARY SHARES OF THE TAX-FREE INTERMEDIATE FUND MADE THROUGH JULY 31, 1998.

         If the total amount of shares purchased at the end of the eleventh month does not equal the amount stated in the LOI, you will be notified in writing by Legg Mason of the amount purchased to date, the amount required to complete the LOI and the expiration date. If the total purchases indicated on the LOI are not made within the thirteen-month period, your account will be charged with the difference between the reduced LOI sales charge and the sales charge applicable to the purchases actually made. The first purchase under an LOI must be at least 2.5% of the intended LOI purchases for the Maryland and Pennsylvania Tax-Free Funds and 1% for the Tax-Free Intermediate Fund. Shares with a value of up to 2.5% for the Maryland and Pennsylvania Tax-Free Funds and 1.25% for the Tax-Free Intermediate Fund, of the intended LOI purchases will be held in escrow during the thirteen-month period (registered in your name) to assure such necessary payment. These escrowed shares may not be exchanged for shares of other Legg Mason funds.


RIGHT OF ACCUMULATION -- (Primary Shares)


         Under the Right of Accumulation, the current value of your existing Primary Shares in Legg Mason funds sold with an initial sales charge may be combined with the amount of your current purchase in determining the sales charge for the current purchase. In determining both the current value of existing shares and the amount of the current purchase, Primary Shares held or purchased by the investor's spouse, and/or children under the age of 21, may be included. In order to receive a reduced sales charge for the current purchase, you must remind your Legg Mason or affiliated financial advisor of your share balance in Legg Mason funds sold with initial sales charges at the time of the current purchase.


REINSTATEMENT PRIVILEGE --(Primary Shares)

         As described in the Prospectus, shareholders who redeem any of their Primary Shares may reinstate those shares without a sales charge by notifying their Legg Mason or affiliated financial advisor of such desire and placing an order for the amount to be purchased within 90 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the Notice of Reinstatement and order are received by Legg Mason's Funds Processing department. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised; however, a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, and an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege.


REDEMPTION SERVICES

         Each Fund reserves the right to modify or terminate the wire or telephone redemption services described in its Prospectus at any time.

         The date of payment for redemption may not be postponed for more than seven days, and the right of redemption may not be suspended, except (a) for any periods during which the Exchange is closed (other than for customary weekend and holiday closings), (b) when trading in markets a Fund normally utilizes is restricted or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the Fund's investments or determination of its net asset value not reasonably practicable, or (c) for such other periods as the SEC, by order, may permit for protection of a Fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

         Each Fund reserves the right under certain conditions to honor any request for redemption, or combination of requests from the same shareholder in any 90-day period, totaling $250,000 or 1% of the net assets of the Fund, whichever is less, by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing each Fund's net asset value per share. Any such redemption payments shall be made with portfolio securities that are readily marketable. If payment is made in securities, a shareholder generally will incur brokerage expenses in converting those securities into cash and will be subject to fluctuation in the market price of those securities until they are sold. The Funds do not redeem in kind under normal circumstances, but would do so where the Adviser determines that it would be in the best interests of the shareholders as a whole. Although each Fund may elect to redeem any shareholder account with a current value of less than $500, a Fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share.

       SPECIAL FACTORS AFFECTING MARYLAND AND PENNSYLVANIA TAX-FREE FUNDS

OVERVIEW

         Because the Maryland Tax-Free Fund and the Pennsylvania Tax-Free Fund each concentrates its investments in a specific state, there are risks associated with investment in each such Fund which would not exist if those Funds' investments were more widely diversified. These risks include the possible enactment of new legislation in the applicable state which could affect Maryland or Pennsylvania municipal obligations, economic factors which could affect these obligations and varying levels of supply and demand for Maryland or Pennsylvania municipal obligations.


         The following only highlights some of the more significant financial trends and problems and is based on information drawn from official statements and prospectuses relating to securities offerings of the states of the United States, the State of Maryland and the Commonwealth of Pennsylvania, their agencies and instrumentalities, as available on the date of this Statement of Additional Information. The Funds assume no obligation to update this information.


MARYLAND TAX-FREE FUND

         STATE DEBT The Maryland Constitution prohibits the contracting of State general obligation debt unless it is authorized by a law levying an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt is paid. As a uniform practice, each separate enabling act which authorizes the issuance of general obligation bonds for a given object or purpose has specifically levied and directed the collection of an ad valorem property tax on all taxable property in the State. The Board of Public Works is directed by law to fix by May 1 of each year the precise rate of such tax necessary to produce revenue sufficient for debt service requirements of the next fiscal year, which begins July 1. However, the taxes levied need not be collected if or to the extent that funds sufficient for debt service requirements in the next fiscal year have been appropriated in the annual State budget. Accordingly, the Board, in annually fixing the rate of property tax after the end of the regular legislative session in April, takes account of appropriations of general funds for debt service.

         There is no general debt limit imposed by the Maryland Constitution or public general laws, but a special committee created by statute annually submits to the Governor an estimate of the maximum amount of new general obligation debt that prudently may be authorized. Although the committee's responsibilities are advisory only, the Governor is required to give due consideration to the committee's findings in preparing a preliminary allocation of new general debt authorization for the ensuing fiscal year. The continuation of the credit ratings on State debt is dependent upon several economic and political factors, including the ability to continue to fund a substantial portion of the debt service on general obligation debt from general fund revenues in the annual State budget or to raise the rate of State property tax levies, and the ability to maintain the amount of authorized debt within the range of affordability.

         Consolidated Transportation Bonds are limited obligations issued by the Maryland Department of Transportation, the principal of which must be paid within 15 years from the date of issue, for highway, port, transit, rail or aviation facilities or any combination of such facilities. Debt service on Consolidated Transportation Bonds is payable from those portions of the excise tax on each gallon of motor vehicle fuel and the motor vehicle titling tax, all mandatory motor vehicle registration fees, motor carrier fees, and the corporate income tax as are credited to the Maryland Department of Transportation, plus all departmental operating revenues and receipts. Holders of such bonds are not entitled to look to other sources for payment.


         The Maryland Transportation Authority operates certain highway, bridge and tunnel toll facilities in the State. The tolls and other revenues received from these facilities are pledged as security for revenue bonds of the Authority issued under, and secured by, a trust agreement between the Authority and a corporate trustee. On November 9, 1994, the Maryland Transportation Authority issued $162.6 million of special obligation revenue bonds to fund projects at the Baltimore/Washington International Airport secured by revenues from the passenger facility charges received by the Maryland Aviation Administration and from the general account balance of the Transportation Authority. As of December 31, 1996, $388.7 million of the Transportation's revenue bonds were outstanding.


         Certain other instrumentalities of the State government are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed to constitute a debt or a pledge of the faith and credit of the State. The Community Development Administration of the Department of Housing and Community Development, higher educational institutions (including St. Mary's College of Maryland, the University of Maryland System, and Morgan State University), the Maryland Transportation Authority, the Maryland Water Quality Financing Administration, and the Maryland Environmental Service have issued and have outstanding bonds of this type. The principal of and interest on bonds issued by these bodies are payable solely from various sources, principally fees generated from use of the facilities or enterprises financed by the bonds.


         The Port of Baltimore is one of the larger foreign trade ports in the United States and in the world and a significant factor in Maryland's economy. Although the total cargo tonnage at the Port had declined from 30,682,730 in 1982 to 26,176,378 in 1994, total tonnage increased to 30,999,141 in 1995. The
Port handles both high value general cargo, including containers and automobiles, as well as bulk cargo such as coal and grain. The value of the tonnage handled increased from $14.2 billion in 1982 to $20.7 billion in 1995. The ability of the Port to sustain and improve its volume and value of cargos is dependent, in part, upon national and worldwide economic conditions.


         The Maryland Stadium Authority is responsible for financing and directing the acquisition and construction of one or more new professional sports facilities in Maryland. Currently, the Authority operates Oriole Park at Camden Yards, which opened in 1992. In connection with the construction of that facility, the Authority issued $155 million in notes and bonds. Those notes and bonds, are lease-backed revenue obligations, the payment of which is secured by, among other things, an assignment of revenues received under a lease of Oriole Park at Camden Yards from the Stadium Authority to the State. Annual net debt service on the Authority's obligations is $14 million.


         The Stadium Authority also has been assigned responsibility for constructing expansions of the Convention Centers in Baltimore and Ocean City. The Baltimore Convention Center expansion is expected to cost $ 163 million and is being financed through a combination of funding from Baltimore City bonds ($50 million), Stadium Authority revenue bonds ($55 million), and State general obligation bonds ($58 million). The Ocean City Convention Center expansion is expected to cost $35 million and is being financed through a combination of funding from Ocean City and the Stadium Authority. Annual debt service on the obligations attributable to the Baltimore and Ocean City expansion projects is projected to be $9,800,000 and $1,400,000, respectively.

         In October 1995, the Stadium Authority and the Baltimore Ravens (formerly known as the Cleveland Browns) executed a Memorandum of Agreement which commits the Ravens to occupy a to be constructed football stadium in Baltimore City. The Agreement was approved by the Board of Public Works and constitutes a "long-term lease with a National Football League team" as required by statute for the issuance of Stadium Authority bonds. The Stadium Authority sold $87.565 million in lease-backed revenue bonds on May 1, 1996. The proceeds from the bonds, along with cash available from State lottery proceeds, investment earnings, and other sources will be used to pay project design and construction expenses of approximately $200 million. The bonds are solely secured by an assignment of revenues received under a lease of the project from the Stadium Authority to the State. Authority debt service on the bonds will be $6.4 annually.

         The Authority has also been assigned responsibility for construction of a conference center in Montgomery County. The center is expected to cost $27,500,000 and is being financed through a combination of funding from Montgomery County and the Authority. The Authority is authorized to issue up to $17,600,000 in revenue bonds which it expects to sell during the fiscal year 1998.


         The State has financed and expects to continue to finance the construction and acquisition of various facilities through conditional purchase, sale-leaseback, and similar transactions. All of the lease payments under these arrangements are subject to annual appropriation by the Maryland General Assembly. In the event that appropriations are not made, the State may not be held contractually liable for the payments.

         LOCAL SUBDIVISION DEBT The counties and incorporated municipalities in Maryland issue general obligation debt for general governmental purposes. The general obligation debt of the counties and incorporated municipalities is generally supported by ad valorem taxes on real estate, tangible personal property and intangible personal property subject to taxation. The issuer typically pledges its full faith and credit and unlimited taxing power to the prompt payment of the maturing principal and interest on the general obligation debt and to the levy and collection of the ad valorem taxes as and when such taxes become necessary in order to provide sufficient funds to meet the debt service requirements. The amount of debt which may be authorized may in some cases be limited by the requirement that it not exceed a stated percentage of the assessable base upon which such taxes are levied.

         OTHER RISK FACTORS The manufacturing sector of Maryland's economy, which historically has been a significant element of the State's economic health, has experienced severe financial pressures and an overall contraction in recent years. This is due in part to the reduction in defense-related contracts and grants, which has had an adverse impact that is substantial and is believed to be disproportionately large compared with the impact on most other states. The State has endeavored to promote economic growth in other areas, such as financial services, health care and high technology. Whether the State can successfully make the transition from an economy reliant on heavy industries to one based on service and science-oriented businesses is uncertain. Moreover, future economic difficulties in the service sector and high technology industries being promoted by Maryland could have an adverse impact on the finances of the State and its subdivisions, and could adversely affect the market value of the Bonds in the Maryland Trust or the ability of the respective obligors to make payments of interest and principal due on such Bonds.

         The State and its subdivisions, and their respective officers and employees, are defendants in numerous legal proceedings, including alleged tort and breaches of contract and other alleged violations of laws. Although adverse decisions in these matters could require extraordinary appropriations not budgeted for, in the opinion of the Attorney General of Maryland, the legal proceedings are not likely to have a material adverse effect on the State's financial position.

PENNSYLVANIA TAX-FREE FUND


         STATE DEBT Pennsylvania may incur debt to rehabilitate areas affected by disaster, debt approved by the electorate, debt for certain capital projects (such as highways, public improvements, transportation assistance, flood control, redevelopment assistance, site development and industrial development) and tax anticipation debt payable in the fiscal year of issuance. Pennsylvania had outstanding general obligation debt of $5,054.5 million at June 30, 1996. Pennsylvania is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. At March 11, 1997, all outstanding general obligation bonds of Pennsylvania were rated AA- by S&P and A1 by Moody's (see Appendix A). There can be no assurance that the current ratings will remain in effect in the future. The Pennsylvania Tax-Free Fund assumes no obligation to update this rating information. Over the five-year period ending June 30, 2001, Pennsylvania has projected that it will issue bonds totaling $2,325.5 million and retire bonded debt in the principal amount of $2,239.4 million.

         Certain agencies created by Pennsylvania have statutory authorization to incur debt for which Pennsylvania appropriations to pay debt service thereon is not required. As of December 31, 1996, total combined debt outstanding for these agencies was $8,356.1 million. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and is not an obligation of Pennsylvania. Some of these agencies, however, are indirectly dependent on Pennsylvania appropriations. The only obligations of agencies in Pennsylvania that bear a moral obligation of Pennsylvania are those issued by the Pennsylvania Housing Finance Agency ("PHFA"), a state-created agency which provides housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia ("Hospital Authority"), an agency created by the City of Philadelphia to acquire and prepare various sites for use as intermediate care facilities for the mentally retarded.

         LOCAL GOVERNMENT DEBT Numerous local government units in Pennsylvania issue general obligations (i.e., backed by taxing power) debt, including counties, cities, boroughs, townships and school districts. School district obligations are supported indirectly by Pennsylvania. The issuance of non-electoral general obligation debt is limited by constitutional and statutory provisions. Electoral debt, i.e., that approved by the voters, is unlimited. In addition, local government units and municipal and other authorities may issue revenue obligations that are supported by the revenues generated from particular projects or enterprises. Examples include municipal authorities (frequently operating water and sewer systems), municipal authorities formed to issue obligations benefiting hospitals and educational institutions, and industrial development authorities, whose obligations benefit industrial or commercial occupants. In some cases, sewer or water revenue obligations are guaranteed by taxing bodies and have the credit characteristics of general obligation debt.


         LITIGATION Pennsylvania is currently involved in certain litigation where adverse decisions could have an adverse impact on its ability to pay debt service. For instance, in Baby Neal v. Commonwealth of Pennsylvania, the American Civil Liberties Union filed a lawsuit against the Commonwealth seeking an order that would require the Commonwealth to provide additional funding for child welfare services. County of Allegheny v. Commonwealth of Pennsylvania involves litigation regarding the state constitutionality of the statutory scheme for county funding of the judicial system. In Pennsylvania Association of Rural and Small Schools v. Casey, the constitutionality of Pennsylvania's system for funding local school districts has been challenged. No estimates for the amount of these claims are available.

         OTHER FACTORS Pennsylvania historically has been identified as a heavy industry state, although that reputation has changed with the decline of the coal, steel and railroad industries and the resulting diversification of Pennsylvania's industrial composition. The major new sources of growth are in the service sector, including trade, medical and health services, educational and financial institutions. Manufacturing has fallen behind both the services sector and the trade sector as the largest single source of employment in Pennsylvania. Between 1986 and 1996, employment in Pennsylvania has grown each year at a rate slightly in excess of the growth in employment in the mid-Atlantic region, but less than that of the U.S. as a whole, during the same period. Pennsylvania's average unemployment rate for the years 1991 through 1995 remained slightly above the nation's annual average unemployment rate. The unadjusted unemployment rate for Pennsylvania for May, 1997 was 5.3% and for the United States for May, 1997 was 4.7%. The population of Pennsylvania, 12,056 million people in 1996, according to the U.S. Bureau of the Census, represents a slight increase from the 1987 estimate of 11.811 million. Per capita income in Pennsylvania was $23,558 for calendar year 1995, slightly above the per capita income of the United States of $23,208. Pennsylvania's General Fund, which receives all tax receipts and most other revenues and through which debt service on all general obligations of Pennsylvania are made, closed fiscal years ended June 30, 1994, June 30, 1995 and June 30, 1996 with fund balances of $892.940 million, $688.304 million and $635.182 million, respectively.


                           ADDITIONAL TAX INFORMATION

         The following is a general summary of certain tax considerations affecting each Fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information regarding any federal, state or local taxes that may be applicable to them.

GENERAL

         For federal tax purposes, each Fund is treated as a separate corporation. In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), a Fund must distribute annually to its shareholders at least 90% of the sum of its net interest income excludable from gross income under section 103(a) of the Code plus its investment company taxable income (generally, taxable net investment income plus net short-term capital gain, if any) ("Distribution

Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived with respect to its business of investing in securities ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, options or futures contracts held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

         Dividends paid by a Fund will qualify as "exempt-interest dividends" (as defined in each Prospectus), and thus will be excludable from gross income by its shareholders, if the Fund satisfies the additional requirement that, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code; each Fund intends to continue to satisfy this requirement. The portion of each dividend excludable from a Fund's shareholder's gross income may not exceed the Fund's net tax-exempt income.

         To the extent a Fund invests in instruments that generate taxable income, distributions of the interest earned thereon will be taxable to the Fund's shareholders as ordinary income to the extent of its earnings and profits. Moreover, if a Fund realizes capital gains as a result of market transactions, any distributions of those gains will be taxable to its shareholders.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of the amount of any exempt-interest dividends received with respect to those shares, and any portion of the loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received with respect thereto.

         Up to 85% of social security and railroad settlement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as a Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from a Fund still are tax-exempt to the extent described in each Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

         A Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, dividends and capital gain distributions declared by a Fund in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the shareholders on December 31 if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be reportable by shareholders for the year in which that December 31 falls.

         A Fund may purchase zero coupon or other municipal obligations issued with original issue discount. As a holder of those securities, a Fund must include in its gross income for purposes of the Income Requirement and the Short-Short Limitation the original issue discount that accrues thereon during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because each Fund annually must distribute substantially all of its income, including accrued original issue discount (even if that discount is tax-exempt), to satisfy the Distribution Requirement, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those dispositions, which would increase or decrease its investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss). In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the Fund's ability to sell other securities (and options or futures) held for less than three months that it might wish to sell in the ordinary course of its portfolio management.


HEDGING INSTRUMENTS

         The use of hedging instruments, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from options and futures contracts derived by a Fund with respect to its business of investing in securities will be taxable and will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts will be subject to the Short-Short Limitation if they are held for less than three months.


STATE AND LOCAL INCOME TAX

         The exemption of certain interest income for federal income tax purposes does not necessarily result in exemption thereof under the income or other tax laws of any state or local taxing authority. A shareholder may be exempt from state and local taxes on dividends attributable to interest income derived from obligations of the state and municipalities or other localities of the state in which he or she is a resident, but generally will be taxed on dividends attributable to interest income derived from obligations of other jurisdictions. Shareholders receive notification annually of the portion of each Fund's tax-exempt income attributable to each state. Shareholders should consult their tax advisers about the tax status in their own states and localities of distributions from each Fund.


                            VALUATION OF FUND SHARES

         Net asset value of a Fund share is determined daily for each class as of the close of the Exchange, on every day that the Exchange is open, by dividing the value of the total assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. Pricing will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. When market quotations are readily available, portfolio securities are valued based upon market quotations, provided such quotations adequately reflect, in the Adviser's judgment, the fair value of the security. For valuation purposes, the market quotation shall be the mean of the most recent bid and asked prices quoted by the dealers. Where such market quotations are not readily available, securities are valued based upon appraisals received from an independent pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The methods used by the pricing service and the quality of the valuations so established are reviewed by the Adviser under the general supervision of the Trust's Board of

Trustees. The amortized cost method of valuation is used with respect to obligations with 60 days or less remaining to maturity unless the Adviser determines that this does not represent fair value. All other assets are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. Premiums received on the sale of put and call options are included in each Fund's net asset value, and the current market value of options sold by a Fund will be subtracted from its net assets.

                             PERFORMANCE INFORMATION


         The following tables show the value, as of the end of each fiscal year, of a hypothetical investment of $10,000 made in each Fund at that Fund's respective commencement of operations (Primary Shares). Each table assumes that all dividends and capital gain distributions are reinvested in the respective Fund. Each table includes the effect of all charges and fees applicable to Primary Shares the respective Fund has paid. (There are no redemption fees.) The tables do not include the effect of any income tax that an investor would have to pay on distributions. Performance data is only historical and is not intended to indicate future results.


FOR THE MARYLAND TAX-FREE FUND:

              Value of Original Shares
              Plus Shares Obtained         Value of Shares Acquired
              Through Reinvestment of      Through Reinvestment of
Fiscal Year   Capital Gain Distributions   Income Dividends          Total Value

--------------------------------------------------------------------------------

1992*          $ 9,942                       $  561                    $10,503
1993            10,569                        1,244                     11,813
1994            10,395                        1,832                     12,227
1995            10,507                        2,527                     13,034
1996            10,637                        3,323                     13,960
1997            10,643                        3,977                     14,620



* May 1, 1991 (commencement of operations) to March 31, 1992.


         If the investor had not reinvested dividends and capital gain distributions, the total value of the hypothetical investment as of March 31, 1997 would have been $10,522, and the investor would have received a total of $3,437 in distributions. If the Adviser had not waived certain Fund expenses in each of the fiscal years, returns would have been lower.


FOR THE PENNSYLVANIA TAX-FREE FUND:

              Value of Original Shares     Value of Shares
              Plus Shares Obtained         Acquired Through
              Through Reinvestment of      Reinvestment of Income
Fiscal Year   Capital Gain Distributions   Dividends                 Total Value

--------------------------------------------------------------------------------
1992*         $10,192                       $  437                       $10,629
1993           10,602                        1,113                        11,715

              Value of Original Shares     Value of Shares
              Plus Shares Obtained         Acquired Through
              Through Reinvestment of      Reinvestment of Income
Fiscal Year   Capital Gain Distributions   Dividends                 Total Value
--------------------------------------------------------------------------------
1994                 10,450                       1,711                12,161
1995                 10,595                       2,421                13,016
1996                 10,702                       3,162                13,864
1997                 10,668                       3,835                14,503



* August 1, 1991 (commencement of operations) to March 31, 1992.


         If the investor had not reinvested dividends and capital gain distributions, the total value of the hypothetical investment as of March 31, 1997 would have been $10,450, and the investor would have received a total of $3,450 in distributions. If the Adviser had not waived certain Fund expenses in each of the fiscal years, returns would have been lower.


FOR THE TAX-FREE INTERMEDIATE FUND:


              Value of Original Shares      Value of Shares
              Plus Shares Obtained          Acquired Through
              Through Reinvestment of       Reinvestment of Income
Fiscal Year   Capital Gain Distributions    Dividends                Total Value
--------------------------------------------------------------------------------
1993*         $10,040                       $  186                       $10,226
1994            9,980                          640                        10,620
1995           10,047                        1,187                        11,234
1996           10,234                        1,462                        11,696
1997           10,154                        2,251                        12,405



* November 9, 1992 (commencement of operations) to March 31, 1993.


         If the investor had not reinvested dividends and capital gain distributions, the total value of the hypothetical investment as of March 31, 1997 would have been $10,147, and the investor would have received a total of $2,041 in distributions. If the Adviser had not waived certain Fund expenses in each fiscal year, returns would have been lower.


         TOTAL RETURN CALCULATIONS Average annual total return quotes used in each Fund's advertising and other promotional materials ("Performance Advertisements") are calculated according to the following formula:

               n
         P(1+T)    =   ERV

where:   P         =   a hypothetical initial payment of $1,000
         T         =   average annual total return
         n         =   number of years
         ERV       =   ending redeemable value of a hypothetical $1,000 payment
                       made at the beginning of that period.

         Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated at least to the last day of the most recent quarter prior to submission of the

Performance Advertisements for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, the Maryland Tax-Free and Pennsylvania Tax-Free's maximum 2.75% initial sales charge or the Tax-Free Intermediate's maximum 2.00% initial sales charge is deducted from the initial $1,000 payment and all dividends and capital gain distributions by a Fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period. Cumulative and average annual returns for the year ended March 31, 1997 are contained in each Fund's prospectus. THE FRONT-END SALES CHARGE IS WAIVED FOR ALL PURCHASES OF PRIMARY SHARES OF THE TAX-FREE INTERMEDIATE FUND MADE THROUGH JULY 31, 1998.


         YIELD Yield figures used in each Fund's Performance Advertisements are calculated by dividing the Fund's net investment income for a 30-day period ("Period"), by the average number of shares entitled to receive dividends during the Period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the maximum offering price per share at the end of the Period. Yield quotations are calculated according to the following formula:

                               6
         YIELD  =   2[(a-b + 1) ] - 1
                       ---
                       cd

where:          a   =   dividends and interest earned during the Period
                b   =   expenses accrued for the Period (net of reimbursements)
                c   =   the average daily number of shares outstanding during
                        the period that were entitled to receive dividends
                d   =   the maximum offering price per share on the last day of
                        the Period.

         Except as noted below, in determining net investment income earned during the Period (variable "a" in the above formula), each Fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by a Fund, interest earned during the Period is then determined by totalling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

         Tax-exempt yield is calculated according to the same formula except that a = interest exempt from federal income tax earned during the Period. This tax-exempt yield is then translated into tax equivalent yield according to the following formula:

TAX EQUIVALENT YIELD = (  E  ) = t
                        -----
                        l - p

         E = tax-exempt yield
         p = stated income tax rate
         t = taxable yield

         From time to time, the Maryland Tax-Free Fund may also illustrate the effect of tax equivalent yields using information such as that set forth below:

                                               Federal      State &                           Taxable Yield
                                               Marginal      Local      Blended
Single                MFJ                       Rates       Rates(1)     Rate     5.00%    5.50%   6.00%    6.50%    7.00%
--------------------------------------------------------------------------------------------------------------------------
Not over $24,000      Not over $40,100          15.0%         8.0%       21.8%    3.91%    4.30%   4.69%    5.08%    5.47%
$ 24,000 to $58,150   $  40,100 to $ 96,900     28.0%         8.0%       33.8%    3.31%    3.64%   3.97%    4.31%    4.64%
$ 58,150 to $121,30      96,900 to $147,700     31.0%         8.0%       36.5%    3.17%    3.49%   3.81%    4.13%    4.44%
$121,300 to $263,750  $147,700 to $263,750      36.0%         8.0%       41.1%    2.94%    3.24%   3.53%    3.83%    4.12%
Over $263,750         Over $263,75              39.6%         8.0%       44.4%    2.78%    3.06%   3.33%    3.61%    3.89%


(1) Based on 1996 tax rates using a state rate of 5% and a local rate of 60% of the 5% state rate, or 3%.
Rate limits for high income taxpayers have been eliminated for tax years after 12/31/94.

         From time to time, the Pennsylvania Tax-Free Fund may also illustrate the effect of tax equivalent yields using information such as that set forth below:


                                             Marginal  State &                           Taxable Yield
                                             Federal    Local    Blended
Single                MFJ                    Rates(1)  Rates(1)   Rate     5.00%    5.50%   6.00%  6.50%  7.00%
---------------------------------------------------------------------------------------------------------------
Not over $24,000      Not over $40,100        15.0%      2.8%     17.4%    4.13%    4.54%   4.96%  5.37%  5.78%
$24,000 to $58,150    $40,100 to $96,900      28.0%      2.8%     30.0%    3.50%    3.85%   4.20%  4.55%  4.90%
$58,150 to $121,300   $96,900 to $147,700     31.0%      2.8%     32.9%    3.35%    3.69%   4.02%  4.36%  4.69%
$121,300 to $263,750  $147,700 to $263,750    36.0%      2.8%     37.8%    3.11%    3.42%   3.73%  4.04%  4.35%
Over $263,750         Over $263,750           39.6%      2.8%     41.3%    2.94%    3.23%   3.52%  3.82%  4.11%


(1) Based on 1996 tax rates.

         From time to time, the Tax-Free Intermediate Fund may also illustrate the effect of tax equivalent yields using information such as that set forth below:

                                               Marginal                     Taxable Yield
                                               Federal
Single              MFJ                        Rates(1)     5.00%    5.50%    6.00%   6.50%  7.00%
--------------------------------------------------------------------------------------------------
Not over $24,000      Not over $40,100           15.0%      4.25%    4.68%    5.10%   5.53%  5.95%
$  24,000 to $58,150  $  40,100 to $96,900       28.0%      3.60%    3.96%    4.32%   4.68%  5.04%
$ 58,150 to $121,300  $ 96,900 to $147,700       31.0%      3.45%    3.80%    4.14%   4.49%  4.83%
$121,300 to $263,750  $147,700 to $263,750       36.0%      3.20%    3.52%    3.84%   4.16%  4.48%
Over $263,750         Over $263,750              39.6%      3.02%    3.32%    3.62%   3.93%  4.23%


(1) Based on 1996 tax rates


         For the 30-day period ended March 31, 1997, the Maryland Tax-Free Fund's yield and tax equivalent yield (assuming a 21.8% blended tax rate) were 4.88% and 6.24%, respectively. The Pennsylvania Tax-Free Fund's yield and tax equivalent yield (assuming an 17.4% blended tax rate) for the same period were 4.92% and 5.96%, respectively. The Tax-Free Intermediate Fund's yield and tax equivalent yield (assuming a 15% tax rate) for the same period were 4.28% and 5.04%, respectively.


         OTHER INFORMATION From time to time, in reports and promotional literature, each class of shares of a Fund's performance may be compared to indices of broad groups of managed and unmanaged securities considered to be representative of or similar to Fund portfolio holdings such as the Bond Buyer 20, Lipper General Purpose Municipal Bond Average, Lipper Maryland State Municipal Bond Fund Average (Maryland Tax-Free Fund only) and Shearson Lehman/American Express Municipal Bond Index. Securities indices may take no account of the cost of investing or of any tax consequences of distributions. The Funds may invest in securities not included in the indices to which they make such comparisons.

         A Fund may also cite rankings and ratings and compare the return of a class with data published by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc., Wiesenberger Investment Company Services, Value Line, Morningstar, and other services or publications that monitor, compare and/or rank the performance of investment companies. A Fund may also refer in such materials to mutual fund performance rankings, ratings and comparisons with funds having similar investment objectives and other mutual funds reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK and BARRON's.

         A Fund may compare the investment return of a class to the return on certificates of deposit and other forms of bank deposits, and may quote from organizations that track the rates offered on such deposits. Bank deposits are insured by an agency of the federal government up to specified limits. In contrast, Fund shares are not insured, the value of Fund shares may fluctuate, and an investor's shares, when redeemed, may be worth more or less than the investor originally paid for them. Unlike the interest paid on a certificate of deposit, which remains at a specified rate for a specified period of time, the return of each class of shares will vary.

         In advertising, the Fund may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a child's college education or for retirement. Sources such as the Internal Revenue Service, the Social Security Administration, the Consumer Price Index and Chase Global Data and Research may supply data concerning interest rates, college tuitions, the rate of inflation, Social Security benefits, mortality statistics and other relevant information. The Fund may use other recognized sources as they become available.

         The Fund may use data prepared by Ibbotson Associates of Chicago, Illinois ("Ibbotson") to compare the returns of various capital markets and to show the value of a hypothetical investment in a capital market. Ibbotson relies on different indices to calculate the performance of common stocks, corporate and government bonds and Treasury bills.

         The Fund may illustrate and compare the historical volatility of different portfolio compositions where the performance of stocks is represented by the performance of an appropriate market index, such as the S&P 500 and the performance of bonds is represented by a nationally recognized bond index, such as the Lehman Brothers Long-Term Government Bond Index.

         The Fund may also include in advertising biographical information on key investment and managerial personnel.

         The Fund may advertise examples of the potential benefits of periodic investment plans, such as dollar cost averaging, a long-term investment technique designed to lower average cost per share. Under such a plan, an investor invests in a mutual fund at regular intervals a fixed dollar amount, thereby purchasing more shares when prices are low and fewer shares when prices are high. Although such a plan does not guarantee profit or guard against loss in declining markets, the average cost per share could be lower than if a fixed number of shares were purchased at the same intervals. Investors should consider their ability to purchase shares through low price levels.


         The Fund may discuss Legg Mason's tradition of service. Since 1899, Legg Mason and its affiliated companies have helped investors meet their specific investment goals and have provided a full spectrum of financial services. Legg Mason affiliates serve as investment advisers for private accounts and mutual funds with assets of more than $______ billion as of June 30, 1997.


                        THE TRUST'S TRUSTEES AND OFFICERS

         The Trust's officers are responsible for the operation of the Trust under the direction of the Board of Trustees. The officers and trustees and their principal occupations during the past five years are set forth below. An asterisk (*) indicates those officers and/or trustees who are "interested persons" of the Trust as defined by the Investment Company Act of 1940 ("1940 Act"). The business address of each officer and trustee is 111 South Calvert Street, Baltimore, Maryland, unless otherwise indicated.

         JOHN F. CURLEY [07/24/39], JR.*, Chairman of the Board and Trustee; Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Inc.; Director of Legg Mason Fund Adviser, Inc. and Western Asset Management Company; Officer and/or Director of various other affiliates of Legg Mason, Inc.; President and Director of three Legg Mason funds; Chairman of the Board, President and Trustee of one Legg Mason fund; Chairman of the Board and Director of four Legg Mason funds.

         EDMUND J. CASHMAN, JR.* [08/31/36], President and Trustee; Senior Executive Vice President and Director of Legg Mason, Inc.; Officer and/or Director of various other affiliates of Legg Mason, Inc.; President and Director of one Legg Mason fund.

         RICHARD G. GILMORE [06/09/27], Trustee; 948 Kennett Way, West Chester, Pennsylvania. Independent Consultant. Director of CSS Industries, Inc. (diversified holding company whose subsidiaries are engaged in manufacture and sale of decorative paper products, business forms, and specialty metal packaging); Director of PECO Energy Company (formerly Philadelphia Electric Company); Director/Trustee of eight Legg Mason funds. Formerly: Senior Vice President and Chief Financial Officer of Philadelphia Electric Company (now PECO Energy Company); Executive Vice President and Treasurer, Girard Bank, and Vice President of its parent holding company, the Girard Company; and Director of Finance, City of Philadelphia.

         CHARLES F. HAUGH [12/27/25], Trustee; 14201 Laurel Park Drive, Suite 104, Laurel, Maryland. Real Estate Developer and Investor; President and Director of Resource Enterprises, Inc. (real estate brokerage); Chairman of Resource Realty LLC (management of retail and office space); Partner in Greater Laurel Health Park Ltd. Partnership (real estate investment and development); Director/Trustee of eight Legg Mason funds.

         ARNOLD L. LEHMAN [07/18/44], Trustee; The Baltimore Museum of Art, Art Museum Drive, Baltimore, Maryland. Director of the Baltimore Museum of Art; Director/Trustee of eight Legg Mason funds.

         JILL E. McGOVERN [08/29/44], Trustee; 1500 Wilson Boulevard, Arlington, Virginia. Chief Executive of the Marrow Foundation. Director/Trustee of eight Legg Mason funds. Formerly: Executive Director of the Baltimore International Festival (January 1991 - March 1993); and Senior Assistant to the President of The Johns Hopkins University (1986-1991).

         T. A. RODGERS [10/22/34], Trustee; 2901 Boston Street, Baltimore, Maryland. Principal, T. A. Rodgers & Associates (management consulting); Director/Trustee of eight Legg Mason. Formerly: Director and Vice President of Corporate Development, Polk Audio, Inc. (manufacturer of audio components).

         EDWARD A. TABER, III* [08/25/33], Trustee; Senior Executive Vice President of Legg Mason, Inc. and Legg Mason Wood Walker, Inc.; Vice Chairman and Director of Legg Mason Fund Adviser, Inc.; Director of three Legg Mason funds; President and Director/Trustee of four Legg Mason funds. Formerly:
Executive Vice President of T. Rowe Price-Fleming International, Inc. (1986-1992) and Director of the Taxable Fixed Income Division at T. Rowe Price Associates, Inc. (1973-1992).

         The executive officers of the Trust, other than those who also serve as Trustees, are:

         MARIE K. KARPINSKI* [01/01/49], Vice President and Treasurer; Treasurer of Legg Mason Fund Adviser, Inc.; Vice President and Treasurer of eight Legg Mason funds; Vice President of Legg Mason.

         KATHI D. BAIR* [12/15/64], Assistant Secretary; Secretary and/or Assistant Treasurer of three Legg Mason funds; employee of Legg Mason.



         SUSAN L. SILVA* [03/29/67], Assistant Secretary; Assistant Secretary of one other Legg Mason fund; employee of Legg Mason since 1994; Formerly: First Line Manager, State Street Bank and Trust Company, 1989-1993.

         Officers and Trustees of the Trust who are "interested persons" thereof receive no salary or fees from the Trust. Independent Trustees of the Trust receive an annual retainer and a per meeting fee based on the average net assets of each Fund at December 31, as follows:

         December 31                           Annual           Per Meeting
         Avg. Net Assets                       Retainer                 Fee
         ------------------------------------------------------------------
         Up to $250 million                    $600                    $150
         $250 mill - $1 billion                $1,200                  $300
         Over $1 billion                       $2,000                  $400


         The Nominating Committee of the Board of Trustees is responsible for the selection and nomination of disinterested trustees. The Committee is composed of Messrs. Gilmore, Haugh, Lehman and Rodgers and Dr. McGovern.


         On July 1, 1997, the trustees and officers of the Trust owned, in the aggregate, less than 1% of the outstanding shares of the Maryland Tax-Free Fund, the Pennsylvania Tax-Free Fund and the Tax-Free Intermediate Fund.

         The following table provides certain information relating to the compensation of the Trust's trustees for the fiscal year ended March 31, 1997. None of the Legg Mason funds has any retirement plan for its trustees.


COMPENSATION TABLE
------------------

=================================================================================================================
                                     AGGREGATE COMPENSATION FROM          TOTAL COMPENSATION FROM TRUST AND FUND
NAME OF PERSON AND POSITION          THE TRUST*                           COMPLEX PAID TO TRUSTEES**
-----------------------------------------------------------------------------------------------------------------
John F. Curley, Jr. -
Chairman of the Board and Trustee    None                                 None
-----------------------------------------------------------------------------------------------------------------
Edward A. Taber, III -
Trustee                              None                                 None
-----------------------------------------------------------------------------------------------------------------
Edmund J. Cashman, Jr.- President
and Trustee                          None                                 None
-----------------------------------------------------------------------------------------------------------------
Richard G. Gilmore -
Trustee                              $2,000                               $23,600
-----------------------------------------------------------------------------------------------------------------

=================================================================================================================
                                     AGGREGATE COMPENSATION FROM          TOTAL COMPENSATION FROM TRUST AND FUND
NAME OF PERSON AND POSITION          THE TRUST*                           COMPLEX PAID TO TRUSTEES**
-----------------------------------------------------------------------------------------------------------------
Charles F. Haugh -
Trustee                              $2,000                               $25,600
-----------------------------------------------------------------------------------------------------------------
Arnold L. Lehman -
Trustee                              $2,000                               $25,600
-----------------------------------------------------------------------------------------------------------------
Jill E. McGovern -
Trustee                              $2,000                               $25,600
-----------------------------------------------------------------------------------------------------------------
T. A. Rodgers -
Trustee                              $2,000                               $23,600
=================================================================================================================


* Represents fees paid to each trustee during the fiscal year ended March 31, 1997.

** Represents aggregate compensation paid to each trustee during the calendar year ended December 31, 1996. There are nine open-end investment companies in the Legg Mason Complex (with a total of seventeen funds).


                          THE FUNDS' INVESTMENT ADVISER


         The Adviser, a Maryland corporation, is located at 111 South Calvert Street, Baltimore, Maryland 21202. The Adviser is a wholly owned subsidiary of Legg Mason, Inc. (a financial services holding company), which also is the parent of Legg Mason Wood Walker, Incorporated. The Adviser serves as each Fund's investment adviser and manager under an Investment Advisory and Management Agreement ("Advisory Agreement") dated March 25, 1991. Continuation of the Agreement was most recently approved by the Board of Trustees on November 15, 1996. The Advisory Agreement provides that, subject to overall direction by the Board of Trustees, the Adviser manages the investment and other affairs of each Fund. The Adviser is responsible for managing each Fund consistent with the Funds' investment objectives and policies described in their Prospectuses and this Statement of Additional Information. The Adviser also is obligated to (a) furnish each Fund with office space and executive and other personnel necessary for the operations of the Fund; (b) supervise all aspects of each Fund's operations; (c) bear the expense of certain informational and purchase and redemption services to each Fund's shareholders; (d) arrange, but not pay for, the periodic updating of prospectuses, proxy material, tax returns and reports to shareholders and state and federal regulatory agencies; and (e) report regularly to the Trust's officers and trustees. The Adviser and its affiliates pay all the compensation of trustees and officers of the Trust who are employees of the Adviser. Each Fund pays all its other expenses which are not expressly assumed by the Adviser. These expenses include, among others, interest expense, taxes, auditing and accounting fees, distribution fees, if any, fees and expenses of the independent trustees of the Trust, brokerage fees and commissions, expenses of preparing prospectuses and of printing and distributing prospectuses annually to existing shareholders, custodian charges, transfer agency fees, legal expenses, insurance expenses, association membership dues, governmental fees, expenses of registering and qualifying Fund shares for sale under federal and state law, and the expense of reports to shareholders, shareholders' meetings and proxy solicitations. Each Fund also pays the expenses for maintenance of its financial books and records, including computation of the Fund's daily net asset value per share and dividends. Each Fund is also liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. Each Fund also may have an obligation to indemnify the trustees and officers of the Trust with respect to litigation.


         Under the Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         With respect to each Fund, the Advisory Agreement terminates automatically upon assignment. It also is terminable at any time without penalty by vote of the Trust's Board of Trustees, by vote of a majority of each Fund's outstanding voting securities, or by the Adviser, on not less than 60 days' notice to the other party to the Agreement and may be terminated immediately upon the mutual written consent of both parties to the Agreement.

         As explained in the Prospectus, the Adviser receives for its services a fee, calculated daily and payable monthly, at an annual rate of 0.55% of the average daily net assets of each Fund. The Adviser has agreed to waive its fees and reimburse each Fund if and to the extent its expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month annual rates of each Fund's average daily net assets for such month, or certain asset levels, whichever occurs first, in accordance with the following schedules:

                           RATE      EXPIRATION DATE        ASSET LEVEL
                           ----      ---------------        -----------

For the Maryland Tax-Free Fund:
Primary Shares:


                           0.70%     July 31, 1998          $200 million
                           0.65%     December 31, 1996      $200 million
                           0.60%     March 31, 1996         $200 million
                           0.55%     July 31, 1995          $200 million
                           0.50%     June 30, 1994          $200 million
                           0.45%     December 31, 1993      $175 million
                           0.40%     December 31, 1992      $150 million


Navigator Shares:


                           0.45%     July 31, 1998          $200 million
                           0.40%     December 31, 1996      $200 million
                           0.35%     March 31, 1996         $200 million


For the Pennsylvania Tax-Free Fund:
Primary Shares:


                           0.70%     July 31, 1998          $125 million
                           0.65%     December 31, 1996      $125 million
                           0.55%     March 31, 1996         $125 million
                           0.50%     July 31, 1995          $125 million
                           0.45%     June 30, 1994          $125 million
                           0.40%     December 31, 1993      $100 million
                           0.35%     July 31, 1993          $100 million


Navigator Shares:


                           0.45%     July 31, 1998          $125 million
                           0.40%     December 31, 1996      $125 million
                           0.30%     March 31, 1996         $125 million


For the Tax-Free Intermediate Fund:
Primary Shares:


                           0.70%     July 31, 1998          $100 million
                           0.65%     December 31, 1996      $100 million
                           0.35%     July 31, 1995          $100 million
                           0.30%     June 30, 1994          $100 million

                           0.30%     December 31, 1993      $75 million
                           0.20%     March 31, 1993         $75 million

Navigator Shares:


                           0.45%     July 31, 1998          $100 million
                           0.40%     December 31, 1996      $100 million

         For the years ended March 31, 1997, 1996 and 1995, the Maryland Tax-Free Fund paid advisory fees of $818,213, $809,671 and $778,739 (prior to fees waived of $432,987, $541,013 and $569,982), respectively. For the year ended March 31, 1997, 1996 and 1995, the Pennsylvania Tax-Free Fund paid advisory fees of $365,484, $363,545 and $342,774 (prior to fees waived of $244,013, $320,401 and $326,376), respectively. For the years ended March 31, 1997, 1996 and 1995, Tax-Free Intermediate Fund paid advisory fees of $313,749, $300,560 and $280,013 (prior to fees waived of $252,670, $287,375 and $280,013), respectively.


         Under the Advisory Agreement, each Fund has the non-exclusive right to use the name "Legg Mason" until that Agreement is terminated or until the right is withdrawn in writing by the Adviser.

         To mitigate the possibility that a Fund will be affected by personal trading of employees, the Trust and the Adviser have adopted policies that restrict securities trading in the personal accounts of portfolio managers and others who normally come into advance possession of information on portfolio transactions. These policies comply, in all material respects, with the recommendations of the Investment Company Institute.

                             THE FUNDS' DISTRIBUTOR

         Legg Mason acts as distributor of each Fund's shares pursuant to an Underwriting Agreement with the Trust. The Underwriting Agreement obligates Legg Mason to promote the sale of Fund shares and to pay certain expenses in connection with its distribution efforts, including expenses for the printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at the Fund's expense) and for supplementary sales literature and advertising costs.

         Fairfield Group, Inc., a wholly owned subsidiary of Legg Mason, Inc., with principal offices at 200 Gibraltar Road, Horsham, Pennsylvania, may act as a dealer for Navigator Shares pursuant to a Dealer Agreement with Legg Mason. Neither Legg Mason nor Fairfield receives any compensation from the Funds for its activities in selling Navigator Shares.

         Each Fund has adopted a Distribution and Shareholder Services Plan ("Plan") which, among other things, permits each Fund to pay Legg Mason fees for its services related to sales and distribution of Primary Shares and the provision of ongoing services to Primary Class shareholders. Payments are made only from assets attributable to Primary Shares. Under the Plan, the aggregate fees may not exceed an annual rate of 0.25% of the Fund's average daily net assets attributable to Primary Shares. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to Primary Shares only. Legg Mason may pay all or a portion of the fees to its financial advisors. The Plan has been amended, effective July 1, 1993, to make clear that, of the aggregate 0.25% fees, 0.125% is paid for distribution services and 0.125% is paid for ongoing services to shareholders. The amendments also specify that the Fund may not pay more in distribution fees than 6.25% of total new gross assets, plus interest, as specified in the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD").

         Continuation of the Plan was most recently approved on November 15, 1996 by the Board of Trustees of the Trust, including a majority of the trustees who are not "interested persons" of the Trust as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or the Underwriting Agreement ("12b-1 Trustees"). In approving the continuance of the Plan, in accordance with the requirements of Rule 12b-1, the trustees determined that there was a reasonable likelihood that the Plan would benefit each Fund and its Primary Class shareholders. The trustees considered, among other things, the extent to which the potential benefits of the Plan to each Fund's Primary Class shareholders could outweigh the costs of the Plan; the likelihood that the Plan would succeed in producing such potential benefits; the merits of certain possible alternatives to the Plan; and the extent to which the retention of assets and additional sales of each Fund's Primary Shares would be likely to maintain or increase the amount of compensation paid by a Fund to its Adviser.


         In considering the costs of the Plan, the trustees gave particular attention to the fact that any payments made by a Fund to Legg Mason under the Plan would increase the Fund's level of expenses in the amount of such payments. Further, the trustees recognized that the Adviser would earn greater management fees if a Fund's assets were increased, because such fees are calculated as a percentage of the Fund's assets and thus would increase if net assets increase. The trustees further recognized that there can be no assurance that any of the potential benefits described below would be achieved if the Plan were implemented.

         Among the potential benefits of the Plan, the trustees noted that the payment of commissions and service fees to Legg Mason and its financial advisors could motivate them to improve their sales efforts with respect to each Fund's Primary Shares and to maintain and enhance the level of services they provide to the Funds' Primary Class shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling a Fund to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses would serve to offset, in whole or in part, the additional expenses incurred by a Fund in connection with the Plan. Furthermore, the investment management of a Fund could be enhanced, as net inflows of cash from new sales might enable its portfolio manager to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

         As compensation for its services and expenses, Legg Mason receives from each Fund an annual distribution fee equivalent to 0.125% of its average daily net assets attributable to Primary Shares and a service fee equivalent to 0.125% of its average daily net assets attributable to Primary Shares in accordance with the Plan. The distribution and service fees are calculated daily and payable monthly. Legg Mason has voluntarily agreed to waive its fees and reimburse each Fund if and to the extent its expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month annual rates of each Fund's average daily net assets attributable to Primary Shares for such month, or certain asset levels, whichever occurs first, in accordance with the schedules described previously.


         For the years ended March 31, 1997, 1996 and 1995, the Maryland Tax-Free Fund paid distribution and service fees of $371,914, $368,033 and $353,972, respectively, to Legg Mason. For the years ended March 31, 1997, 1996 and 1995, the Pennsylvania Tax-Free Fund paid distribution and service fees of $166,129, $165,248 and $155,806, respectively, to Legg Mason. For the years ended March 31, 1997, 1996 and 1995, the Tax-Free Intermediate Fund paid distribution and service fees of $142,613, $136,619 and $49,798, respectively, to Legg Mason.

         The Plan will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board of Trustees, including a majority of the 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated with respect to a Fund by a vote of a majority of 12b-1 Trustees or by vote of a majority of the outstanding Primary Shares of that Fund. Any change in the

Plan that would materially increase the distribution costs to a Fund requires shareholder approval; otherwise, the Plan may be amended by the trustees, including a majority of the 12b-1 Trustees.

         In accordance with Rule 12b-1, the Plan provides that Legg Mason will submit to the Trust's Board of Trustees, and the trustees will review at least quarterly, a written report of any amounts expended pursuant to the Plan and the purposes for which expenditures were made. In addition, as long as the Plan is in effect, the selection and nomination of the Independent Trustees will be committed to the discretion of such Independent Trustees.


         For the year ended March 31, 1997, Legg Mason incurred the following expenses:




                                 Maryland     Pennsylvania      Tax-Free
                                 Tax-Free       Tax-Free      Intermediate
                                   Fund           Fund            Fund
                                ------------------------------------------
Compensation to sales
personnel                         $164,000      $ 75,000         $ 64,000

Advertising                         16,000        16,000           16,000

Printing and mailing of
prospectuses to prospective
shareholders                        47,000        43,000           56,000

Other                              199,000       177,000          180,000
                                -------------------------------------------
Total expenses                    $426,000      $311,000         $316,000
                                ===========================================


         The foregoing are estimated and do not include all expenses fairly allocable to Legg Mason's or its affiliates' efforts to distribute each Fund's Primary Shares.


         Initial sales charges on purchases of shares of the Funds are paid to Legg Mason. Initial sales charges are waived on purchases of Primary Shares of the Tax-Free Intermediate Fund made through July 31, 1998. Sales charges received by Legg Mason from sales of each Fund are as follows:

--------------------------------------------------------------------------------
                             1997          1996           1995
--------------------------------------------------------------------------------
Maryland Tax-Free          $315,000      $347,000       $475,000
--------------------------------------------------------------------------------
Pennsylvania Tax-Free      $152,000      $174,000       $117,000
--------------------------------------------------------------------------------
Tax-Free Intermediate      $0            $100,000       $102,000
--------------------------------------------------------------------------------

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Under each Advisory Agreement, the Adviser is responsible for the execution of portfolio transactions. Corporate, municipal and government debt securities are generally traded on the over-the-counter ("OTC") market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the price at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit. Some portfolio transactions may be executed through brokers acting as agent. In selecting brokers or dealers, the Adviser must seek the most favorable price (including the applicable dealer spread) and execution for such transactions, subject to the possible payment as described below of higher brokerage commissions to brokers who provide research and analysis. The Funds may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of a Fund, the Adviser also takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker.

         Consistent with the policy of most favorable price and execution, the Adviser may give consideration to research, statistical and other services furnished by brokers or dealers to the Adviser for its use, may place orders with brokers who provide supplemental investment and market research and securities and economic analysis, and may pay to these brokers a higher brokerage commission than may be charged by other brokers. Such research and analysis may be useful to the Adviser in connection with services to clients other than the Funds. The Adviser's fee is not reduced by reason of its receiving such brokerage and research services.

         Although the Funds do not expect to purchase securities on a commission basis, the Funds may use Legg Mason to effect agency transactions in listed securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to Legg Mason will not exceed "usual and customary brokerage commissions." Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In the OTC market, the Funds generally will deal with responsible primary market makers unless a more favorable execution can otherwise be obtained.


         Except as permitted by SEC rules or orders, the Funds may not buy securities from, or sell securities to, Legg Mason or its affiliated persons as principal. The Trust's Board of Trustees has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby each Fund may purchase securities that are offered in certain underwritings in which Legg Mason or any of its affiliated persons is a participant. These procedures, among other things, limit a Fund's investment in the amount of securities of any class of securities offered in an underwriting in which Legg Mason or any of its affiliated persons is a participant so that: (i) the Fund together with all other registered investment companies having the same adviser, may not purchase more than 4% of the principal amount of the offering of such class or $500,000 in principal amount, whichever is greater, but in no event greater than 10% of the principal amount of the offering; and (ii) the consideration to be paid by the Fund in purchasing the securities being offered may not exceed 3% of the total assets of the Fund. In addition, a Fund may not purchase securities during the existence of an underwriting if Legg Mason is the sole underwriter of those securities. Because Legg Mason is a principal underwriter of municipal obligations, the Funds may be precluded from purchasing certain new issues of municipal securities or may be permitted to make only limited investments therein.

         Section 11(a) of the Securities Exchange Act of 1934 prohibits Legg Mason from executing transactions on an exchange for its affiliates, such as the Funds, unless the affiliate expressly consents by written contract. The Advisory Agreement expressly provides such consent.

         Investment decisions for each Fund are made independently from those of other funds and accounts advised by the Adviser. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular Fund. In other cases, however, a Fund's ability to participate in large-volume transactions may produce better executions and prices.

PORTFOLIO TURNOVER


         The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. Each Fund's portfolio turnover rate may vary from year to year, depending on market conditions. A high turnover rate (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by a Fund. It may also change the character of capital gains, if any, realized by a Fund and would affect dividends paid to shareholders because short-term capital gains are taxable as ordinary income. For the years ended March 31, 1997 and 1996, the Maryland Tax-Free Fund's portfolio turnover rates were 6.0% and 14.1%, respectively; the Pennsylvania Tax-Free Fund's portfolio turnover rates were 13.6% and 17.2%, respectively; and the Tax-Free Intermediate Fund's portfolio turnover rates were 8.9% and 0.00%, respectively.


                            THE TRUST'S CUSTODIAN AND
                     TRANSFER AND DIVIDEND-DISBURSING AGENT

         State Street Bank and Trust Company, P.O. Box 1713, Boston Massachusetts, serves as custodian of the Funds' assets. BFDS, P.O. Box 953, Boston, Massachusetts 02103 serves as transfer and dividend- disbursing agent and administrator of various shareholder services. Legg Mason also assists BFDS with certain of its duties as transfer agent, for which BFDS pays Legg Mason a fee. Each Fund reserves the right, upon 60 days' written notice, to make other charges to investors to cover administrative costs.

                                OTHER INFORMATION

         The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of each Fund could, under certain circumstances, be held personally liable for the obligations of that Fund and of the other Funds. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or the Funds and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a Fund, the trustees or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from each Fund's property for all losses and expenses of any Fund shareholder held personally liable for the obligations of that Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations, a possibility which the Adviser believes is remote. Upon payment of any liability incurred by a Fund shareholder solely by reason of being or having been a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of that Fund. The trustees intend to conduct the operations of each Fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of each Fund.

                            THE TRUST'S LEGAL COUNSEL

         Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Trust.

                       THE TRUST'S INDEPENDENT ACCOUNTANTS

         Coopers & Lybrand L.L.P., 217 East Redwood Street, Baltimore, Maryland 21202, have been selected by the Trustees to serve as the Trust's independent accountants.

                              FINANCIAL STATEMENTS


         The Statements of Net Assets as of March 31, 1997; the Statements of Operations for the year ended March 31, 1997; the Statements of Changes in Net Assets for the years ended March 31, 1997 and 1996; the Financial Highlights for the periods presented, the Notes to Financial Statements and the Reports of the Independent Accountants, for each Fund, all of which are included in the combined annual report of the Legg Mason Tax-Free Income Fund for the year ended March 31, 1997, are hereby incorporated by reference in this Statement of Additional Information.

                                                                     APPENDIX A

                              RATINGS OF SECURITIES

1.       DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") RATINGS
         ------------------------------------------------------------------

MUNICIPAL BONDS

         Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

         A--Bonds which are rated A possess many favorable investment attributes and are to be considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa--Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

MUNICIPAL NOTES

         Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG") and for variable rated demand obligations are designated Variable Moody's Investment Grade ("VMIG"). This distinction is in recognition of the differences between short-term credit risk and long-term credit risk. Notes bearing the designation MIG-1 or VMIG-1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating, the modifier 2 indicates a mid-range rating; the modifier 3 indicates that the issue ranks in the lower end of its generic rating.

COMMERCIAL PAPER

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers with a Prime- 1 ("P-1") rating will normally have the following characteristics: (1) leading market positions in well-established industries;
(2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

2.     DESCRIPTION OF STANDARD & POOR'S  ("S&P")
       -----------------------------------------

MUNICIPAL BONDS

       AAA--This is the highest rating assigned by S&P to an obligation and indicates an extremely strong capacity to pay principal and interest.

       AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

       A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

       BBB--Bonds which are rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

MUNICIPAL NOTES

       Municipal notes with maturities of three years or less are usually given note ratings by S&P to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation SP-1+.

COMMERCIAL PAPER

       A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

       A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

3.     DESCRIPTION OF FITCH INVESTORS SERVICE, INC. ("FITCH") RATINGS
       --------------------------------------------------------------

INVESTMENT GRADE BONDS

       AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonable foreseeable events.

       AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

       A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse change in economic conditions and circumstances than bonds with higher ratings.

       BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

       Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

SHORT-TERM RATINGS

       F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F-1--Very Strong Credit Quality. Issues assigned this rating reflect assurance of timely payment only slightly less in degree than issues rated "F-1+".

                         LEGG MASON TAX-FREE INCOME FUND

                                TABLE OF CONTENTS

                                                                       PAGE
                                                                       ----


Additional Information About Investment
     Limitations and Policies
Additional Purchase and Redemption Information
Special Factors Affecting Maryland and
     Pennsylvania Tax-Free Funds
Additional Tax Information
Valuation of Fund Shares
Performance Information
The Trust's Trustees and Officers
The Funds' Investment Adviser
The Funds' Distributor
Portfolio Transactions and Brokerage
The Trust's Custodian and Transfer and
     Dividend-Disbursing Agent
Other Information
The Trust's Legal Counsel
The Trust's Independent Accountants
Financial Statements
Appendix A:  Ratings of Securities                                      A-1


         No person has been authorized to give any information or to make any representations not contained in the Prospectuses or this Statement of Additional Information in connection with the offering made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectuses and this Statement of Additional Information do not constitute an offering by any Fund or by its distributor in any jurisdiction in which such offering may not lawfully be made.

                         Legg Mason Tax-Free Income Fund

Part C.  Other Information

Item 24.          Financial Statements and Exhibits


         (a) Financial Statements: The financial statements of the Maryland Tax-Free Income Trust, the Pennsylvania Tax-Free Income Trust and the Tax-Free Intermediate-Term Income Trust for the year ended March 31, 1997 and the reports of the independent accountants thereon are incorporated into the Statement of Additional Information by reference to each Portfolio's Annual Report to Shareholders for the same period.


                  Each Fund's Financial Data Schedule appears as Exhibit 27.1 through 27.3.

         (b)      Exhibits


                  (1)      (a)      Declaration of Trust -- filed herewith
                           (b)      Amendment dated January 31, 1991 to the
                                    Declaration of Trust -- filed herewith
                           (c)      Amendment dated March 11, 1991 to the
                                    Declaration of Trust -- filed herewith
                           (d)      Amendment dated July 30, 1992 to the
                                    Declaration of Trust -- filed herewith
                  (2)      By-Laws -- filed herewith

                  (3) Voting trust agreement - none
                  (4) Specimen security -- not applicable

                  (5)      (a)      Investment Advisory Contract with respect to
                                    the Maryland, Pennsylvania and High Quality
                                    Portfolios -- filed herewith
                           (b)      Advisory Fee Agreement with respect
                                    to the Tax-Free Intermediate-Term
                                    Income Trust -- filed herewith
                  (6)      (a)      Amended Underwriting Agreement with respect
                                    to the Maryland, Pennsylvania and Tax-Free
                                    Intermediate-Term Income Portfolios -- filed herewith

                  (7)      Bonus, profit sharing or pension plans - none

                  (8)      Custodian Agreement -- filed herewith
                  (9)      Transfer Agency and Service Agreement -- filed
                           herewith
                  (10)     (a)      Opinion and consent of counsel with respect
                                    to Registrant and the Maryland, Pennsylvania and High Quality Portfolios -- filed herewith
                           (b)      Opinion and consent of counsel with respect
                                    to the Tax-Free Intermediate-Term Income
                                    Portfolio -- filed herewith

                  (11) Other opinions, appraisals, rulings and consents - Accountant's consent -- filed herewith
                  (12)     Financial statements omitted from Item 23 - none

                  (13)     (a)      Agreement for providing initial capital with
                                    respect to the Registrant and the Maryland, Pennsylvania and High Quality Portfolios -- filed herewith
                           (b)      Agreement for providing initial capital with
                                    respect to the Tax-Free Intermediate-Term
                                    Income Portfolio -- filed herewith

                  (14)     Prototype Retirement Plan -  none

                  (15)     (a)      Amended Plan pursuant to Rule 12b-1 with
                                    respect to the Maryland, Pennsylvania and Tax-Free Intermediate-Term Income Portfolios
                                    --  filed herewith

                  (16)     (a)      Schedule for computation of performance
                                    quotations for Legg Mason Maryland Tax-Free
                                    Income Trust -- filed herewith
                           (b)      Schedule for computation of performance
                                    quotations for Legg Mason Pennsylvania Tax-
                                    Free Income Trust -- filed herewith
                           (c)      Schedule for computation of performance
                                    quotations for Legg Mason Tax-Free
                                    Intermediate-Term Income Trust -- filed
                                    herewith
                  (17)     Financial Data Schedules -- filed herewith as
                           Exhibit 27.
                  (18)     Plan Pursuant to Rule 18f-3 -- none

Item 25.          Persons Controlled By or Under Common Control with
                  --------------------------------------------------
                  Registrant
                  ----------

                  None.

Item 26.          Number of Holders of Securities
                  -------------------------------



                                                     Number of Record Holders
Title of Class                                        (as of  July 15, 1997)
--------------                                        ----------------------

Shares of Capital Stock,
($.001 par value)

Legg Mason Maryland Tax-Free Income Trust
            Primary Shares                                   3,890
            Navigator Shares                                     0

Legg Mason Pennsylvania Tax-Free Income Trust
            Primary Shares                                   1,805
            Navigator Shares                                     0

Legg Mason High Quality Tax-Free Income Trust
            Primary Shares                                       1
            Navigator Shares                                     0

Legg Mason Tax-Free Intermediate-Term Income Trust
            Primary Shares                                   1,327
            Navigator Shares                                     0

Item 27.    Indemnification


            Section 2 of "Indemnification in Article X of the Declaration of Trust, as amended, provides that the appropriate series of the Registrant will indemnify its trustees and officers to the fullest extent permitted by law against claims and expenses asserted against or incurred by them by virtue of being or having been a trustee or officer; provided that no such person shall be indemnified where there has been an adjudication or other determination, as described in Article X, that such person is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Additionally, indemnification is not available in the event of a settlement, unless there has been a determination that such Trustee or officer seeking indemnification did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Such determination is to be made by (a) the court or other body approving the settlement; (b) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (c) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

            Section 2 of "Indemnification" in Article X also provides that the Registrant may maintain insurance policies covering such rights of indemnification. These rights of indemnification shall be severable, shall not be exclusive of or affect any other rights to which any Trustee or officer of the Registrant may now ceased to be a Trustee or officer of the Registrant and shall inure to the benefit of the heirs, executors and administrators of such person. Expenses in connection with the preparation and presentation of a defense to any claim, action , suit or proceeding of the character for which indemnification is sought may be paid by the appropriate Series of the Registrant prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Trustee or officer of the Registrant seeking indemnification that such amount will be paid over by him to the applicable Series if it is ultimately determined, in the manner set forth above, that such individual is not entitled to indemnification. Section 2 also requires as a condition to the advance that (a) the Trustee or officer of the Registrant seeking such advance shall have provided appropriate security for such, (b) the Registrant be insured against losses arising out of any such advance payment, or (c) either a majority of the Trustees who are neither interested persons of the Registrant nor parties to the matter, or independent counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a fully trial-type inquiry), that there is reason to believe that such person will be found entitled to indemnification.

            Additionally, "Limitation of Liability" in Article X of the Declaration of Trust provides that the trustees or officers of the Registrant shall not be personally liable to any person extending credit to, contracting with or having a claim against the Registrant or a particular series thereof; and that, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Registrant, the trustees and officers shall not be liable for neglect or wrongdoing by them or any officer, agent, employee or investment adviser of the Registrant, but nothing contained within this section shall protect any Trustee or officer agains any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Registrant, any Series, or the Trustees or any of them in connection with the Registrant shall be conclusively deemed to have been executed or done only in or with respect to their or his capacity as Trustees or Trustee and neither such Trustees or Trustee shall be personally liable thereon. Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that the same was executed or made by them on behalf of the Registrant or by them as Trustees or Trustee or as officers or officer and not individually and that the obligation of such instrument are not binding only upon the assets and property of the Registrant or the particular Series in question, as the case may be, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer individually.

            Section 2 of Article XI of the Declaration of Trust provides that, subject to the provisions of Section 1 of Article XI and to Article X, trustees shall not be liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts, or failing to follow such advice, with respect to the meaning and operation of the Declaration of Trust. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

            Article IX of the By-Laws provides that the Registrant may purchase and maintain insurance on behalf of any person who is or was a trustee, officer or employee of the Registrant, or is or was serving at the request of the Registrant as a trustee, officer or employee of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the Registrant would have the power to indemnify him or her against such liability.

            Section 7 of the Investment Advisory and Administration Agreement between Legg Mason Fund Adviser, Inc. ("Adviser") and the Registrant with respect to Legg Mason Tax-Free Income Fund provides that the Adviser assumes no responsibility under the Agreement other than to render the serices called for under the Agreement in good faith, and shall not be responsible for any action of the Board of Trustees of the Registrant in following or declining to follow any advice or recommendations of the Adviser. Nothing in the Agreement, however, will protect the Adviser against any loss suffered by any Series or the Registrant to which it would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence of the Adviser in the performance of its duties under the Agreement. Section 14 of the Agreement provides that the Trustees shall not be liable for any obligation of the Registrant under the Agreement and that the Adviser shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the Trustees.

            Section 7 of the Underwriting Agreement between the Registrant and Legg Mason Wood Walker, Inc. ("Legg Mason") with respect to Legg Mason Tax-Free Income Fund provides that the Registrant that the Registrant will indemnify, defend and hold Legg Mason, its officers, directors and controlling persons of Legg Mason against all claims, demands, liabilities and expenses arising from any alleged untrue statement of a material fact contained in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading; provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance in the performance of their duties, or by reason of its reckless disregard of its obligations and duties under this Agreement. Section 8 also provides that Legg Mason agrees to indemnify, defend and hold the Registrant, its officers, trustees and controlling persons of the Registrant free and harmless from and against any and all claims, demands, liabilities and expenses arising out of or based upon any alleged untrue statement of a material fact contained in information furnished in writing by Legg Mason to the Registrant for use in the Registration Statement or arising out of or based upon any alleged omission to state a material fact contained in information furnished by Legg Mason for use in the Registration Statement or necessary to make such information not misleading.

            Section 9 of the Distribution Plan for Legg Mason Tax-Free Income Fund adopted by the Registrant and agreed and assented to by Legg Mason provides that Legg Mason agrees that obligation assumed by the Registrant and each Series pursuant to the Plan shall be limited in all cases to the Series and its assets. Legg Mason also agrees that it shall not seek satisfaction of any such obligation from the Trustees or any individual Trustee of the Registrant.

            Registrant undertakes to carry out all indemnification provisions of its Declaration of Trust, ByLaws, and the above-described contracts, in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.    Business and Other Connections of Manager and Investment Adviser


Legg Mason Fund Adviser, Inc. ("Fund Adviser"), the Registrant's manager, is a registered investment adviser incorporated on January 20, 1982. Fund Adviser is engaged primarily in the investment advisory business. Fund Adviser serves as investment adviser or manager for sixteen open-end investment companies or portfolios and as investment consultant for one closed-end investment company. Information as to the officers and directors of Fund Adviser is included in its Form ADV filed on June 28, 1996 with the Securities and Exchange Commission (Registration Number 801-16958) and is incorporated herein by reference.


Item 29.    Principal Underwriters

            (a)   Legg Mason Cash Reserve Trust
                  Legg Mason Special Investment Trust, Inc.
                  Legg Mason Value Trust, Inc.
                  Legg Mason Tax-Exempt Trust, Inc.
                  Legg Mason Income Trust, Inc.
                  Legg Mason Total Return Trust, Inc.
                  Legg Mason Global Trust, Inc.
                  Legg Mason Investors Trust, Inc.
                  Western Asset Trust, Inc.

            (b) The following table sets forth information concerning each director and officer of the Registrant's principal underwriter, Legg Mason Wood Walker, Incorporated ("LMWW").

                             Position and              Positions and
Name and Principal           Offices with              Offices with
Business Address*            Underwriter - LMWW        Registrant
-----------------            ------------------        ----------

Raymond A. Mason             Chairman of the           None
                             Board

John F. Curley, Jr.          Vice Chairman             Chairman of the
                             of the Board              oard and Trustee

James W. Brinkley            President and             None
                             Director

Edmund J. Cashman, Jr.       Senior Executive          President and Trustee
                             Vice President and
                             Director

Richard J. Himelfarb         Senior Executive Vice     None
                             President and
                             Director

Edward A. Taber III          Senior Executive Vice     Trustee
                             President and

                             Director

Robert A. Frank              Executive Vice            None
                             President and
                             Director

Robert G. Sabelhaus          Executive Vice            None
                             President and
                             Director

Charles A. Bacigalupo        Senior Vice               None
                             President,
                             Secretary and
                             Director

Thomas M. Daly, Jr.          Senior Vice               None
                             President and
                             Director

Jerome M. Dattel             Senior Vice               None
                             President and
                             Director

Robert G. Donovan            Senior Vice               None
                             President and
                             Director

Thomas E. Hill               Senior Vice               None
One Mill Place               President and
Easton, MD  21601            Director

Arnold S. Hoffman            Senior Vice               None
1735 Market Street           President and
Philadelphia, PA  19103      Director

Carl Hohnbaum                Senior Vice               None
24th Floor                   President and
Two Oliver Plaza             Director
Pittsburgh, PA  15222

William B. Jones, Jr.        Senior Vice               None
1747 Pennsylvania            President and
  Avenue, N.W.               Director
Washington, D.C. 20006

Laura L. Lange               Senior Vice               None
                             President and
                             Director

Marvin H. McIntyre           Senior Vice               None
1747 Pennsylvania            President and
  Avenue, N.W.               Director
Washington, D.C.  20006

Mark I. Preston              Senior Vice               None
                             President and
                             Director

F. Barry Bilson              Senior Vice               None
                             President and
                             Director

M. Walter D'Alessio, Jr.     Director                  None
1735 Market Street
Philadelphia, PA  19103

Harry M. Ford, Jr.           Senior Vice               None
                             President

William F. Haneman, Jr.      Senior Vice               None
One Battery Park Plaza       President
New York, New York  10005

Theodore S. Kaplan           Senior Vice               None
                             President and
                             General Counsel

Horace M. Lowman, Jr.        Senior Vice               None
                             President and
                             Asst. Secretary

Seth J. Lehr                 Senior Vice               None
1735 Market St.              President
Philadelphia, PA  19103

Robert L. Meltzer            Senior Vice               None
One Battery Park Plaza       President
New York, NY  10004

John A. Pliakas              Senior Vice               None
99 Summer Street             President
Boston, MA  02101

Gail Reichard                Senior Vice               None
7 E. Redwood St.             President
Baltimore, MD  21202

Timothy C. Scheve            Senior Vice               None
                             President and
                             Treasurer

Elisabeth N. Spector         Senior Vice               None
                             President

Joseph Sullivan              Senior Vice               None
                             President

Cheryl Allen                 Vice President            None
221 West Sixth St.
Austin, TX 78701

William H. Bass, Jr.         Vice President            None

Nathan S. Betnun             Vice President            None

John C. Boblitz              Vice President            None
7 E. Redwood St.

Baltimore, MD  21202

Andrew J. Bowden             Vice President            None

D. Stuart Bowers             Vice President            None
7 E. Redwood St.
Baltimore, MD  21202

Edwin J. Bradley, Jr.        Vice President            None

Scott R. Cousino             Vice President            None

John R. Gilner               Vice President            None

Terrence R. Duvernay         Vice President            None
1100 Poydras St.
New Orleans, LA 70163

Richard A. Jacobs            Vice President            None

C. Gregory Kallmyer          Vice President            None

Edward W. Lister, Jr.        Vice President            None

Marie K. Karpinski           Vice President            Vice President
                                                       and Treasurer

Anne S. Morse                Vice President            None
1735 Market St.
Philadelphia, PA 19103

Hance V. Myers, III          Vice President            None
1100 Poydras St.
New Orleans, LA 70163

Jonathan M. Pearl            Vice President            None
1777 Reisterstown Rd.
Pikesville, MD  21208

Douglas F. Pollard           Vice President            None

Carl W. Riedy, Jr.           Vice President            None

Robert W. Schnakenberg       Vice President            None
1111 Bagby St.
Houston, TX 77002

Henry V. Sciortino           Vice President            None
1735 Market St.
Philadelphia, PA 19103

Chris Scitti                 Vice President            None
7 E. Redwood St.
Baltimore, MD  21202

Eugene B. Shephard           Vice President            None
1111 Bagby St.
Houston, TX  77002-2510

Lawrence D. Shubnell         Vice President            None

Alexsander M. Stewart        Vice President            None
One World Trade Center
New York, NY  10048

F. James Tennies             Vice President,           None
                             Asst. Secretary &
                             Asst. General Counsel

Robert S. Trio               Vice President            None
1747 Pennsylvania Ave.
Washington, DC 20006

Lewis T. Yeager              Vice President            None
7 E. Redwood St.
Baltimore, MD  21202

Joseph F. Zunic              Vice President            None

-----------
           * All addresses are 111 South Calvert Street, Baltimore, Maryland 21202, unless otherwise indicated.

         (c) The Registrant has no principal underwriter which is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 30.          Location of Accounts and Records
                  --------------------------------

                  State Street Bank and Trust Company
                  P. O. Box 1713
                  Boston, Massachusetts 02105

Item 31.          Management Services
                  -------------------

                  None.

Item 32.          Undertakings
                  ------------

                  Registrant hereby undertakes to provide each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders upon request and without charge.

                                 SIGNATURE PAGE

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Legg Mason Tax-Free Income Fund certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 10 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore and State of Maryland, on the 28th day of July, 1997.

                                       Legg Mason Tax-Free Income Fund

                                       By: /s/ John F. Curley, Jr.
                                           ---------------------------
                                           John F. Curley, Jr.
                                           Chairman of the Board and
                                                   Trustee

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 10 to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                       Title                       Date
---------                       -----                       ----

/s/ John F. Curley, Jr.         Chairman of the Board       July 28, 1997
--------------------------      and Trustee
John F. Curley, Jr.

/s/ Edmund J. Cashman, Jr.      President and Trustee       July 28, 1997
--------------------------
Edmund J. Cashman, Jr.

/s/ Edward A. Taber, III        Trustee                     July 28, 1997
--------------------------
Edward A. Taber, III

/s/ Charles F. Haugh*           Trustee                     July 28, 1997
--------------------------
Charles F. Haugh*

/s/ Richard G. Gilmore*         Trustee                     July 28, 1997
--------------------------
Richard G. Gilmore*

/s/ Arnold L. Lehman*           Trustee                     July 28, 1997
--------------------------
Arnold L. Lehman*

/s/ Jill E. McGovern*           Trustee                     July 28, 1997
--------------------------
Jill E. McGovern*

/s/ T. A. Rodgers*              Trustee                     July 28, 1997
--------------------------
T. A. Rodgers*

/s/ Marie K. Karpinski          Vice President              July 28, 1997
--------------------------      and Treasurer
Marie K. Karpinski

*Signatures affixed by Marie K. Karpinski pursuant to a power of attorney dated May 18, 1992, a copy of which is filed herewith.

                                POWER OF ATTORNEY

         I, the undersigned Trustee of Legg Mason Tax-Free Income Fund (the "Fund") hereby severally constitute and appoint Marie K. Karpinski, Arthur J. Brown, and Dana L. Platt and each of them singly my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity, any and all Post-Effective Amendments to the Fund's registration statement, any registration statements on Form N-14, any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof.

WITNESS my hand on the date set forth below.

Signature                                         Date
---------                                         ----

/s/Richard G. Gilmore                             May 18, 1992
------------------------
Richard G. Gilmore

/s/ Charles F. Haugh                              May 18, 1992
------------------------
Charles F. Haugh

/s/ Arnold L. Lehman                              May 18, 1992
------------------------
Arnold L. Lehman

/s/Jill E. McGovern                               May 18, 1992
------------------------
Jill E. McGovern

/s/T. A. Rodgers                                  May 18, 1992
------------------------
T. A. Rodgers